SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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NETSCOUT SYSTEMS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Notice of 2022 Annual Meeting and Proxy Statement

NetScout Systems, Inc.

August 24, 2022, 10:00 a.m. Eastern Time

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders of NetScout Systems, Inc. on Wednesday, August 24, 2022, at 10:00 a.m. local time at NetScout Systems, Inc., 310 Littleton Road, Westford, Massachusetts 01886 (“Annual Meeting”).

At the Annual Meeting, you will be asked to:

1.	elect three Class II Directors nominated by our Board of Directors;

2.	approve the NetScout Systems, Inc. 2019 Equity Incentive Plan, as amended;

3.	approve the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as amended;

4.	approve, on an advisory basis, the compensation of our named executive officers;

5.	ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023; and

6.	consider any other business properly brought before the meeting or any adjournment.

It is important that your shares be voted regardless of whether or not you attend the meeting. Please follow the voting instructions on the Notice of Internet Availability of Proxy Materials that you received. If you received a proxy card or voting instruction form, please complete the proxy card or voting instruction form promptly. If your shares are held in a bank or brokerage account, you may be eligible to vote electronically or by telephone – please refer to your voting instruction form. If you attend the meeting, you may vote in person even if you have previously returned your vote in accordance with the foregoing. We appreciate your cooperation.

Very truly yours,

Anil K. Singhal

Chairman, President, and Chief Executive Officer

July 13, 2022

NOTICE OF THE 2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 24, 2022

Date and Time Wednesday, August 24, 2022, 10:00 a.m. Eastern Time	Location 310 Littleton Road Westford, MA 01886	Record Date July 1, 2022

The 2022 Annual Meeting of Stockholders (“Annual Meeting”) of NetScout Systems, Inc. (“NetScout”, the “Company”, “us” or “we”) will be held on Wednesday, August 24, 2022, at 10:00 a.m. local time at NetScout Systems, Inc., 310 Littleton Road, Westford, Massachusetts 01886, for the following purposes:

ITEMS OF BUSINESS

PROPOSAL	BOARD VOTING RECOMMENDATION	PAGE REFERENCE (FOR MORE DETAIL)

Management Proposals

To elect three Class II Directors nominated by our Board of Directors, each to serve for a three-year term or until their successors are elected and qualified	FOR each nominated Director	22

To approve the NetScout Systems, Inc. 2019 Equity Incentive Plan, as amended	FOR	65

To approve the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as amended	FOR	76

To approve, on an advisory basis, the compensation of our named executive officers	FOR	81

To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023	FOR	83

Stockholders will also consider any other business properly brought before the meeting or any adjournment.

VOTING

Stockholders of record can vote their shares by using the internet or the telephone. Instructions for using these convenient services are set forth on the proxy card or the Notice of Internet Availability of Proxy Materials (the “Notice”). If you received your materials by mail, you also may vote your shares by marking your votes on the enclosed proxy card, signing and dating it, and mailing it in the enclosed envelope. If your shares are held in a bank or brokerage account, you may be eligible to vote electronically or by phone; please refer to the Notice. If you attend the meeting, you may vote in person even if you have previously returned your vote in accordance with one of the foregoing methods.	By Order of the Board of Directors, Anil K. Singhal Chairman, President, and Chief Executive Officer Westford, Massachusetts July 13, 2022

The proxy materials, including this Proxy Statement, our Annual Report to Stockholders for the fiscal year ended March 31, 2022, which includes the consolidated financial statements, and the proxy card, or the Notice of Internet Availability of Proxy Materials, as applicable, are being distributed beginning on or about July 13, 2022, to all stockholders entitled to vote on the Record Date.

Important notice regarding the availability of proxy materials for the Annual Meeting to be held on August 24, 2022. Our proxy statement and the 2022 Annual Report are available free of charge at www.envisionreports.com/NTCT.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    1

The digitized world comes with promise and peril. Since 1991, our chosen mission has been to solve the toughest IT and cybersecurity problems, as guardians of the connected world, so that collectively we can realize the promise and fend off the peril.

This has been NetScout’s mission since our beginning, to allow our customers – leading companies in telecommunications, government, critical infrastructure, and enterprises across the globe – to accelerate the benefits of the connected world with less disruption and risk to their businesses and to their customers.

From our first product shipment in 1992, a remote monitoring hardware appliance, to our software-based and Software-as-a-Service solutions today, our vision has been to create Visibility without Borders. Through persistence and focus on our core technology and commitment to our team, we have provided our customers visibility to the digital connections that drive our modern world, helping them to innovate, build, and thrive.

To meet critical demand, we have grown over the past three decades, in multiple dimensions,

◾	from hardware-based to software-centric

◾	from a handful of employees to approximately 2,300 employees across the globe

◾	from one “development” site (our co-founder’s house) to over a dozen dedicated engineering sites and operations in 35 countries

◾	from monitoring early internet speeds of 10 MB/ sec to now comparatively superfast 100 GB/sec

◾	from about $800,000 in revenue in 1989 to over $850 million today

◾	from core technology principles around how to help customers “see” what is going on in their networks to now holding over 350 U.S. patents and over 250 international patents

We achieve this with the same principles that we have held close over time – a laser focus on solving digital problems that no one else has the combination of will, experience, and passion to solve; product design principles that embody elegance and simplicity down at the code level to get the most value out of the least resources required; and a “Lean But Not Mean” philosophy and culture to support our employees and drive our higher purpose as leaders in the industry.

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NetScout exercises and maintains strong corporate governance practices that promote the long-term interests of our stockholders, strengthen the accountability of our Board of Directors (the “Board,” and each member a “Director”) and management, and improve our standing as a trusted member of the communities we serve.

Corporate Governance Highlights

Accountability to Stockholders

•  Regular Board Evaluation. These evaluations, among other goals, are used to identify desired characteristics for future Board members.

•  Director Resignation Policy. Our Corporate Governance Guidelines require that an incumbent Director who receives a greater number of votes “withheld” from his or her election than votes “for” such election submit his or her offer of resignation for consideration by the Nominating and Corporate Governance Committee and the Board.

•  No Poison Pill. We do not have a poison pill in place.

•  Transparency Regarding Governance. We fully disclose our corporate governance practices.

Stockholder Voting Rights

• No Non-Voting Shares or Multi-Class Shares. Common stock is the only class of shares outstanding, and each share of common stock is entitled to one vote.

Strong, Independent Leadership

•  Majority of Board is Independent. Currently, all of our Directors other than our Chief Executive Officer (“CEO”) and our Chief Operating Officer (“COO”) are independent, and all of our Board Committees consist exclusively of independent Directors.

•  Lead Independent Director. We have a Lead Independent Director with significant responsibilities to provide independent oversight of management.

•  Annual Appointment of Lead Independent Director and Chair. Both the Lead Independent Director and the Chair of the Board are elected annually by the independent Directors.

•  Annual Appointment of Committee Members and Periodic Rotations. The Board appoints members of its Committees annually and rotates committee assignments periodically.

•  Regular Sessions of Independent Directors. The Board holds executive sessions of the independent Directors, chaired by the Lead Independent Director, following each regularly scheduled meeting of our Board.

Responsiveness to Stockholders

•  Continual Stockholder Engagement. Year-round stockholder outreach, including questions regarding corporate governance and environmental, social and governance (“ESG”) priorities, with feedback provided to the Board.

•  Process for Communicating with Independent Directors. Process in place for stockholders and interested parties to communicate with the Lead Independent Director or other independent Directors.

•  Incorporated Stockholder Feedback. Responded to investor interest in disclosure of the key skills of our Directors and our Board assessment and refreshment process, and we made meaningful enhancements to our proxy materials, focusing primarily on transparency, context, and readability.

Board Structure

•  Regular Board refreshment. Four new Directors, including three independent Directors, added since April 2018.

•  Commitment to Diversity. Our Corporate Governance Guidelines confirm the Board’s commitment to actively seeking out diverse candidates and including women and minority candidates in the pool from which the Board nominees are chosen.

•  One Third of the Board is Diverse. Two of our Directors are women, and one is racially or ethnically diverse.

•  Diversity of Skills Reflected on the Board. Directors reflect a diverse mix of qualifications, skills, and experience relevant to our businesses and strategies.

•  High Board Attendance. During fiscal year 2022, the Directors attended on average over 95% of the total of all meetings of the Board and the committees on which they served, and all Directors attended the 2021 Annual Meeting of Stockholders.

Management Incentive Structures

•  High Say on Pay Support. Say-on-Pay vote received over 93% stockholder support at the 2021 Annual Meeting of Stockholders.

•  Executive Incentives Align with Stockholder Value. Incentive compensation performance metrics include outcome-based measures that align with stockholder value, such as relative TSR, non-GAAP earnings per share, and revenue. Awarded performance-based restricted stock units (“PSUs”) in fiscal year 2022.

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Corporate Governance

Leadership of the Board

Mr. Singhal serves as NetScout’s Chairman, President, and CEO and Mr. Szabados serves as our Vice Chairman and COO. Mr. Egan serves as NetScout’s Lead Independent Director. The duties of the Chairman of the Board, Lead Independent Director and CEO are set forth below:

Duties and Responsibilities

Chairman of the Board	Lead Independent Director	Chief Executive Officer

◾   Sets the agenda of Board meetings

◾   Presides over meetings of the full Board

◾   Contributes to Board governance and Board processes

◾   Communicates with all Directors on key issues and concerns outside of Board meetings

◾   Presides over meetings of stockholders

◾   Provides input regarding Board meetings scheduling and agendas

◾   Presides over executive sessions of the Board

◾   Acts as a liaison between the independent Directors and the Chair and CEO on sensitive issues

◾   Sets strategic direction for the Company

◾   Creates and implements the Company’s vision and mission

◾   Leads the affairs of the Company, subject to the overall direction and supervision of the Board and its committees and subject to such powers as are reserved by the Board and its committees

The Board does not have a policy requiring that the positions of Chairman and CEO be held by different persons. The Board believes that combining the position of CEO and Chairman is currently in the best interest of NetScout and its stockholders. As one of NetScout’s co-founders, Mr. Singhal provides extensive technology vision, industry expertise, and leadership; historical knowledge of NetScout, our customers, and solutions; and a deep understanding of the opportunities and challenges facing

NetScout today. Those attributes, together with his combined role, place him in the best position to ensure that the Board and management act with a common purpose to execute NetScout’s strategic initiatives and business plans. In addition, the Board’s appointment of an experienced and involved Lead Independent Director to work with the Chairman of the Board and CEO provides a balanced and appropriate leadership structure for NetScout.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    4

Corporate Governance

Board Independence

Our Corporate Governance Guidelines provide that our Board must be comprised of a majority of Directors who are independent. Under our Corporate Governance Guidelines, an “independent” Director is defined in accordance with the applicable provisions of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the rules promulgated thereunder and the applicable rules of The Nasdaq Stock Market (“Nasdaq”).

Because it is not possible to anticipate or explicitly provide for all potential situations that may affect independence, the Board periodically reviews each Director’s status as an independent Director and whether any independent Director has any other relationship with the Company that, in the judgment of the Board, would interfere with the Director’s exercise of independent judgment in carrying out his or her responsibilities as a Director.

None of NetScout’s non-employee Directors had, or was otherwise involved in, any relationship or transaction with the Company that would interfere with such Director’s exercise of independent judgment in carrying out his or her responsibilities. As a result, the Board determined that Messrs. Donahue, Egan, Grasso, Hadzima, Jr., and Perretta and Mses. Spradley and Vitale are independent under the governance and applicable rules of Nasdaq. Mr. Singhal and Mr. Szabados were determined not be independent because they serve as our CEO and COO, respectively.

The Board also determined that each member of the Audit Committee, the Compensation Committee, Nominating and Corporate Governance Committee, and the Finance Committee are independent in accordance with the rules established by the SEC and Nasdaq for such committees.

Additionally, there are no family relationships among any of our executive officers and Directors.

Independent Directors

7 of 9 Directors are Independent

Audit Committee Chair	Independent

Compensation Committee Chair	Independent

Nominating and Corporate Governance Committee Chair	Independent

Finance Committee Chair	Independent

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Corporate Governance

Board Experience and Diversity

We seek a Board that reflects a range of talents, skills, viewpoints, professional experience, educational background, and expertise to provide sound and prudent guidance with respect to our operations and interests in services of long-term value creation. At the same time, we also seek to have a Board that represents diversity as to experience, gender, ethnicity, and age. Our Corporate Governance Guidelines state that the Board will identify and recruit diverse candidates, including women and minority candidates, as part of the search process for new Board members.

DIVERSITY	TENURE

2 Directors are Female 1 Director is Asian	0 to 5 Years

5 to 10 Years

> 10 Years

AGE

Less than 65

Greater than 65

Board Diversity Matrix

Board Size:

Total Number of Directors	9

Gender:	Male	Female

Number of Directors based on gender identity	7	2

Number of Directors who identify in any of the categories below:

Asian	1	0

White	6	2

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Corporate Governance

The Board’s Role in Risk Oversight

The Board administers risk management and oversight through the Board as a whole, as well as through various Board committees that address risks inherent in their respective areas. The Board seeks to ensure that risk management principles are incorporated in our strategic planning and management processes and oversees our enterprise risk management program. This comprehensive approach is reflected in the reporting processes by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval, and decision-making.

The Board

The Board monitors the information it receives and requests from management and provides oversight and guidance to our senior management team concerning the assessment and management of risk. The Board approves NetScout’s high-level goals, strategies, and policies to set the tone and direction for appropriate risk taking within the business. The Board and its committees then emphasize this tone and direction in its oversight of the management team’s implementation of our goals, strategies, and policies.

Our senior management regularly attends meetings of the Board and its committees and provides the Board and its committees with reports regarding our operations, strategies, and objectives, and the risks inherent within them.

Board and committee meetings also provide a forum for Directors to discuss issues with, request additional information from, and provide guidance to, senior management. In addition, our Directors have direct access to senior management to discuss any matters of interest, including those related to risk. Those members of management most knowledgeable of the issues regularly attend Board and committee meetings to provide additional insight into items being discussed, including risk exposures.

Managing COVID-19 Risks

The Board has considered, and continues to consider, issues and risks raised by the COVID-19 pandemic, including with respect to our operations, financial position, liquidity, and personnel management. The Board discusses and reviews relevant risks, helps management identify key risk and business continuity indicators, and determines what, if any, additional actions should be taken to mitigate these risks.

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Corporate Governance

The Committees’ Role in Risk Oversight

The Board has delegated oversight for matters involving certain specific areas of risk exposure to its three principal committees. Each committee reports to the Board at regularly scheduled Board meetings, and more frequently if appropriate, with respect to the matters and risks for which the committee provides oversight. Each committee is also authorized and empowered to retain independent advisers as the committee deems appropriate to discharge its responsibilities under such committee’s charter.

Audit Committee

The Audit Committee provides oversight with respect to our risk management process and litigation and compliance programs, discussing with management our significant financial risk exposures, steps management has taken to monitor, control, and report such exposures, and our policies with respect to risk assessment and risk management and internal controls over financial reporting.

The Audit Committee oversees our enterprise risk management program, in which NetScout has identified strategic, operational, financial, and legal risks as well as emerging risks (including our cybersecurity and information security management programs), considering the likelihood and magnitude of such risks and other criteria management deems appropriate in consultation with the Audit Committee. Under the program, management identifies and evaluates the effectiveness of risk management and mitigation methods and periodically reports to the Audit Committee and at least annually to the Board to allow the Audit Committee and Board to monitor and manage our ongoing enterprise risk management process.

Compensation Committee	Nominating and Corporate Governance Committee

The Compensation Committee monitors the design and administration of our overall incentive compensation programs to ensure that they include appropriate safeguards to avoid encouraging unnecessary or excessive risk taking by senior management team or by our employees. Elements of our executive compensation program that mitigate excessive risk taking, such as our combination of short and long-term incentives, are described below in the Compensation Discussion and Analysis.	The Nominating and Corporate Governance Committee oversees risks related to our corporate governance, including Board and Director performance, Director succession, Director education, and our Corporate Governance Guidelines and other governance documents, as well as our ESG efforts. The Nominating and Corporate Governance Committee also oversees our overall compliance program.

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Corporate Governance

Information Security Risk Oversight

We understand the critical importance to our customers of compliance with laws and regulation governing the collection and use of personal data. Helping ensure data privacy for our customers can be a crucial part of their own long-term value creation, just as it is for NetScout.

For our own part, NetScout is vigilant in protecting personal data and complying with the highest standards of privacy and security. We take a layered defense approach to protect confidentiality and prevent data compromise and breaches, including, among other steps, technology safeguards, organizational safeguards including training and awareness programs, and physical safeguards.

Our Information Security Program

We maintain a robust Information Security Program (“ISP”) to help ensure the confidentiality, integrity, and availability of corporate data and the systems storing this information. Our ISP also includes annual information security awareness training for employees involved in our systems and processes that handle customer data and audits of our systems and enhanced training for specialized personnel, and we have instituted regular phishing email simulations for all employees and all contractors with access to corporate email systems to enhance awareness and responsiveness to such possible threats.

Our ISP also includes review and assessment by external, independent third parties, and we achieved ISO 27001 certification demonstrating our adherence to ISP best practices, including risk assessment, protection against threats, legal compliance, and incident response and mitigation.

Our ISP also includes a data security incident response plan that provides controls and procedures for timely and accurate reporting of any material cybersecurity incident.

Security and Privacy Compliance

NetScout is committed to managing its legal and contractual compliance obligations with respect to security and privacy laws, including the EU General Data Privacy Regulation and the California Consumer Privacy Act. We have devoted considerable resources to ensuring compliance with applicable data privacy laws and developing our privacy policy and providing regular security training to employees.

Governance and Risk Management

We review cybersecurity and data privacy issues regularly with the independent Audit Committee and with the full Board. The Audit Committee is comprised entirely of independent Directors, some of whom have significant work experience related to information security issues or oversight.

Security for Today’s Digital Infrastructure

We take our customers’ information security and privacy commitments just as seriously. The security features of our products are designed to mitigate data risks, such as loss or unauthorized access, destruction, use, modification, or disclosure.

NetScout products allow customers to customize a security strategy in several ways, from the operating system and between system communications to access control of individual modules, role-based data visibility, and packet and data storage configurations. We have features in our products that allow masking of sensitive data, and, where possible, minimization through aggregation and measures to control data access.

Our nGeniusONE and Omnis products are based on hardened Linux operating systems and updated software packages to reduce security vulnerabilities, and administrators can further secure the server and appliance hardware through such options as purchasing appliances with self-encrypting drives. NetScout Arbor DDoS virtual and physical solutions provide similar operational protection.

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Corporate Governance

Annual Board and Committee Assessments

The Board believes that the effectiveness of its Directors and Committees is critical to NetScout’s success and to the protection of long-term stockholder value. On an annual basis, NetScout conducts a Director assessment and evaluation of the Board and its Committees, which is managed by the Chair of the Nominating and Corporate Governance Committee.

The Board and Committee evaluation process for fiscal year 2022 included the following steps:

Board Evaluation

The Directors responded to a tailored set of questions meant to enhance the Board’s overall effectiveness by identifying the best practices of a highly effective board and suggested ways to implement these best practices in fiscal year 2023.

Committee Evaluation

Additionally, the Directors responded to questions for each of their Committee assignments and identified Committee strengths and accomplishments in fiscal year 2022 together with recommended changes in committee practices for fiscal year 2023.

Director Self- Assessment

Each Director individually assessed their professional background and areas of expertise with the Chair of our Nominating and Corporate Governance Committee and outside legal counsel to assess whether the Board has the appropriate mix of skills, experience, diversity, and independence to ensure that the Board as a whole can satisfactorily perform its oversight duty.

Report of Results

NetScout’s outside corporate counsel compiled the Directors’ responses to protect the anonymity and the integrity of the evaluation process. The findings were presented in a memorandum to our Nominating and Corporate Governance Committee.

Discussion of Results

NetScout’s Nominating and Corporate Governance Committee Chair then presented the results of the annual Board and Committee assessments to all of the Directors in an executive session of the Board. The Directors discussed the results of the annual evaluations and identified any appropriate follow-up actions.

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Corporate Governance

Identifying and Evaluating Director Nominees

The Board is responsible for nominating persons for election as Directors of NetScout. Our Board delegates the initial selection process to our Nominating and Corporate Governance

Committee, though other members of our Board, and of management, take part in the process as appropriate.

1 Identify the Candidate

The Nominating and Corporate Governance Committee identifies candidates for Director nominees in consultation with management, through the use of search firms or other advisers, or through such other methods as our Nominating and Corporate Governance Committee deems to be helpful to identify candidates.

2 Confirm Candidate Qualifications	Once a candidate has been identified, our Nominating and Corporate Governance Committee confirms that the candidate meets all of the minimum qualifications for Director nominees, including:

◾   Candidates must have the highest ethical character and integrity and share the values of the Company

◾   Candidates must have reputations consistent with the image and reputation of the Company

◾   Candidates must be free of conflicts of interest

◾   Candidates must have the ability to exercise sound business judgment

◾   Directors must be willing and able to devote sufficient time to the affairs of the Company and be diligent in fulfilling the responsibilities of a Board member

◾   Candidates must have substantial business or professional experience and expertise

◾   Candidates must have a commitment to enhancing stockholder value

Our Nominating and Corporate Governance Committee also considers numerous other qualities, skills, and characteristics when evaluating Director nominees, such as:

◾   An understanding of and experience in the network performance management solutions market, the market for networking solutions generally, awareness of the cybersecurity market, or related accounting, legal, finance, product, sales, or marketing matters

◾   Experience on other public or private company boards, unless the Candidate otherwise provides complementary capabilities or qualifies as an “audit committee financial expert”

◾   Leadership experience with public companies or other major organizations

The Nominating and Corporate Governance Committee seeks to identify and recruit diverse candidates, including women and minority candidates, as part of the search process for new Board members.

3 Candidate Evaluation

The Nominating and Corporate Governance Committee gathers information about the candidate through interviews, questionnaires, background checks, or any other means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process, including the use of executive search firms.

4 Committee Meeting and Discussion

The Nominating and Corporate Governance Committee then meets to discuss and evaluate the qualities and skills of each candidate in light of the criteria set forth above or established by the Nominating and Corporate Governance Committee from time to time, both on an individual basis and taking into account the overall composition and needs of our Board.

5 Board & Committee Approval

Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for our Board’s approval as Director nominees for election to the Board. The Nominating and Corporate Governance Committee also recommends candidates for the Board’s appointment to the committees of our Board.

6 Stockholder Vote

Since April 2018, four new Directors, including three independent Directors, have been elected to our Board, each bringing a diverse set of skills and perspectives that add significant value to our governance and oversight.

Alfred Grasso            Susan L. Spradley                Michael Szabados                Vivian Vitale

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Corporate Governance

Stockholder Recommendations of Board Candidates

Our Nominating and Corporate Governance Committee considers potential board candidates recommended by stockholders.

Recommendations can be made by submitting the candidate’s information to our Corporate Secretary in writing at NetScout Systems, Inc., 310 Littleton Road, Westford, Massachusetts 01886, attention Corporate Secretary. Stockholders should provide information required by Regulation 14A under the Exchange Act in addition to as much relevant information about the candidate as possible, including the candidate’s biographical information and qualifications to serve. A stockholder-recommended candidate is reviewed in the same manner as a candidate identified by the Nominating and Corporate Governance Committee.

For information about the direct nomination of Directors for election by stockholders at an annual meeting as provided in the Bylaws, please see “Questions and Answers About These Proxy Materials and Voting” for more information.

Policy Governing Security Holder Communications with the Board of Directors

The Board provides every stockholder the ability to communicate with the Board as a whole and with individual Directors through an established process for security holder communication as follows:

For communications directed to the Board as a whole or to a specific member of the Board, stockholders may send such communications to the attention of the Chairman of the Board with respect to general communications or to the attention of the specific Director, in each case, by one of the three methods listed here:

By U.S. mail (including courier or other expedited delivery service): NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886 Attn: [Chairman of the Board]/[Individual Director], c/o Investor Relations

By email: ir@netscout.com

We will forward any such stockholder communications to the Chairman of our Board, as a representative of our Board, and/or to the Director to whom the communication is addressed.

Code of Ethics

We have adopted a code of ethics as defined by regulations promulgated under the Securities Act of 1933, as amended, and the Exchange Act, which applies to all of NetScout’s employees, officers, and our Directors and subsidiaries, including our principal executive officer, principal financial officer, principal accounting officer, and controller, and persons performing similar functions. A current copy of our code of ethics, or Code of Business Conduct, is available at the Corporate Social Responsibility section of our website at http://www.netscout.com/corporate-social-responsibility*. NetScout intends to disclose amendments to or waivers from provisions of the Code of Business Conduct that apply to our principal executive officer, principal financial officer, principal accounting officer, or controller, and persons performing similar functions, by posting such information on our website, available at http://ir.netscout.com/.

Employees, officers and directors may use our ethics reporting system to report unethical, dishonest or unlawful behavior and to seek guidance regarding the expectations established by NetScout’s Code of Business Conduct. NetScout prohibits retaliation against anyone who in good faith reports a concern or who participates in the investigation or resolution of a concern.

For more corporate governance information, you are invited to visit the Corporate Governance section of our website, available at http://ir.netscout.com/. Contents of our website are not part of or incorporated by reference into this Proxy Statement.

Director Resignation Policy

It is the policy of NetScout that any nominee for election to the Board who receives a greater number of votes “withheld” from his or her election than votes “for” such election shall submit his or her offer of resignation for consideration by the Nominating and Corporate Governance Committee. The Nominating and

Corporate Governance Committee shall consider all of the relevant facts and circumstances and recommend to the Board the action to be taken with respect to such offer of resignation. The Board will then act on the Nominating and Corporate Governance Committee’s recommendation.

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Corporate Governance

Stockholder Engagement

Our Board values the input of our stockholders, and we are committed to maintaining stockholder outreach programs that provide a constructive dialogue. In 2022, we increased the scope of topics discussed in our existing stockholder engagement program, with participation by our management and oversight by our Nominating and Corporate Governance Committee. Our engagement program is intended to provide stockholders with honest, candid information on relevant issues, including on our corporate strategy, Board oversight of key risk areas, and executive compensation. We also gather stockholder views and feedback, including on the engagement program itself. In the chart below, we detail the features of our stockholder engagement program, which is ongoing.

Before the Annual Meeting	Annual Stockholder Meeting

◾ Discuss stockholder proposals (if any). ◾ Publish our Annual Report and Proxy Statement. ◾ The Nominating and Corporate Governance Committee receives a report on the engagement program.	◾ Conduct engagements with stockholders (as necessary). ◾ Receive voting results for Board and stockholder proposals.

After the Annual Meeting	Off-Season Engagement

◾   Discuss voting results from the Annual Meeting.

◾   Review corporate governance trends, recent regulatory developments, and the Company’s own corporate governance documents, policies, and procedures.

◾   Consider topics for discussions during off-season stockholder engagements.

◾   One-on-One meetings between stockholders, our Directors (if appropriate or requested), and members of management.

◾   Attend and participate in investor and corporate governance-related events.

◾   Evaluate potential changes to the Board, corporate governance, and other relevant matters given stockholder feedback.

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Corporate Governance

The Board of Directors and Its Committees

The Board has standing Audit, Compensation, Nominating and Corporate Governance, and Finance Committees. Our Audit, Compensation, and Nominating and Corporate Governance Committees operate pursuant to charters that have been approved by the Board, are reviewed at least annually, and are available on our website at www.ir.netscout.com under the Corporate Governance section.

The table below indicates the composition of each of the committees of our Board of Directors:

INDEPENDENT DIRECTORS		Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Finance Committee

Robert E. Donahue

John R. Egan	L

Alfred Grasso

Joseph G. Hadzima, Jr.

Christopher Perretta

Susan L. Spradley

Vivian Vitale

INSIDE DIRECTORS

Anil K. Singhal

Michael Szabados	V

	Chairman of the Board	V	Vice Chair of the Board

L	Lead Independent Director		Financial Expert

	Committee Chairperson		Committee Member

Board Meetings and Director Attendance

The Board met eight times during fiscal year 2022. Each of the Directors attended at least 75% of the aggregate of (i) total number of meetings of our Board and (ii) the total number of meetings held by all committees of the Board on which such Director served during fiscal year 2022.

We typically hold a regularly scheduled in-person meeting of our Board on the same day as our annual meeting of stockholders, and all directors are encouraged to attend our annual meeting of stockholders. All of the members of our Board attended the 2021 Annual Meeting, either in-person or via teleconference.

2022 Average Board Meeting Attendance
94%

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Corporate Governance

Audit Committee

Current Members

Robert E. Donahue (Chair)

John R. Egan

Joseph G. Hadzima, Jr.

Christopher Perretta

Mr. Perretta was appointed to the Audit Committee in November 2021.

Independence

Our Board has determined that each current member of our Audit Committee is, and each member of our Audit Committee during fiscal year 2022 was, independent within the meaning of Nasdaq’s Director independence standards and the SEC’s heightened Director independence standards for audit committee members.

Mr. Donahue is an “Audit Committee Financial Expert” within the meaning of the SEC regulations and has accounting or related financial management expertise.

Meetings

Seven meetings during fiscal year 2022.

Attendance

The average attendance of the Directors at Audit Committee meetings in fiscal year 2022 was 100%.

Responsibilities

Discharging the responsibilities of the Board relating to, among other items:

◾   Reviewing and overseeing the financial reports we provide to the SEC, our stockholders, and the general public, and our accounting policies, internal accounting controls, internal control over financial reporting, auditing functions, and financial reporting practices

◾   Appointing, and ensuring the independence of, our independent auditor and thereby furthering the integrity of our financial reporting

◾   Establishing and overseeing procedures designed to facilitate the receipt, retention, and handling of complaints regarding disclosure controls and procedures, internal control over financial reporting and accounting, internal accounting control, or auditing matters

◾   Reviewing and monitoring our compliance with the related party transaction approval policy

◾   Reviewing and monitoring our compliance programs and related enterprise risk management programs, including, among other items, our cybersecurity and related information security management programs

◾   Reviewing and overseeing our internal audit function

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Corporate Governance

Compensation Committee

Current Members

Vivian Vitale (Chair)

Robert E. Donahue

John R. Egan

Alfred Grasso

Susan L. Spradley

Ms. Spradley was appointed to the Compensation Committee in November 2021.

Independence

The Board has determined that each current member of our Compensation Committee is, and each member of our Compensation Committee during fiscal year 2022 was, independent within the meaning of Nasdaq’s Director independence standards and is a “non-employee director” as defined by applicable SEC rules and regulations.

Meetings

Eight meetings during fiscal year 2022.

Attendance

The average attendance of the Directors at Compensation Committee meetings in fiscal year 2022 was 97.5%.

Responsibilities

Discharging the responsibilities of the Board relating to, among other items:

◾   Establishing the compensation of our executive officers other than the CEO

◾   Reviewing and making recommendations to the Board with respect to the compensation of our CEO

◾   Monitoring and providing strategic guidance regarding human capital and talent management, employee engagement, and diversity, equity, and inclusion programs

◾   Administering our incentive compensation, stock plans, benefit plans, and human resources activities

◾   Reviewing with our management and recommending for inclusion in our proxy statements and incorporation by reference in our Annual Reports on Form 10-K, the Compensation Discussion and Analysis and Compensation Committee Report

◾   Reviewing and considering the results of any advisory vote on executive compensation

◾   Managing compensation policy and practice-related risk

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Corporate Governance

Nominating and Corporate Governance Committee

Current Members

Joseph G. Hadzima, Jr. (Chair)

Alfred Grasso

Christopher Perretta

Susan L. Spradley

Vivian Vitale

Independence

The Board has determined that each current member of the Nominating and Corporate Governance Committee is, and each member of our Nominating and Corporate Governance Committee during fiscal year 2022 was, independent within the meaning of Nasdaq’s Director independence standards.

Meetings

Eight meetings during fiscal year 2022.

Attendance

The average attendance of the Directors at Nominating and Corporate Governance Committee meetings in fiscal year 2022 was 100%.

Responsibilities

Discharging the responsibilities of the Board relating to, among other items:

◾   Identifying individuals qualified to become Directors

◾   Recommending to our Board the Director nominees for election

◾   Monitoring compliance with and periodically reviewing our Code of Business Conduct, Corporate Governance Guidelines, and Insider Trading Policy

◾   Monitoring and providing strategic guidance to NetScout’s ESG programs

◾   Developing and overseeing management succession

◾   Overseeing and implementing Director education programs

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Corporate Governance

Finance Committee

Current Members

Alfred Grasso (Chair)

Robert E. Donahue

John R. Egan

Joseph G. Hadzima, Jr.

Independence

The Board has determined that each member of the Finance Committee is, and each member of our Finance Committee during fiscal year 2022 was, independent within the meaning of Nasdaq’s Director independence standards.

Meetings

Two meetings during fiscal year 2022.

Attendance

The average attendance of the Directors at Finance Committee meetings in fiscal year 2022 was 100%.

Responsibilities

Discharging the responsibilities of the Board relating to, among other items:

◾   Considering strategic initiatives and other opportunities that may become available to NetScout from time to time and such other tasks as the Board may designate from time to time

◾   Reviewing and overseeing other designated strategic finance matters

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Corporate Governance

Environmental, Social, and Governance Matters

ESG is inextricably intertwined with NetScout’s mission, vision, and our core tenets. It has been NetScout’s mission since the beginning to allow our customers – leading companies in telecommunications, government, critical infrastructure, and enterprises across the globe – to accelerate the benefits of the connected world with less disruption and risk to their businesses and to their customers. NetScout believes a commitment to ESG is an important part of creating long-term business value.

Our commitment requires focus on multiple stakeholders, including:

Our employees, through our Lean But Not Mean culture, including our diversity and inclusion and employee engagement efforts.

Our customers, in support of their own ESG efforts, particularly supporting their information security and offering solutions with reduced environmental impact.

Our planet, by reducing the environmental impact of our operations.

Our communities, through efforts to bridge the digital divide and source responsibly.

Ultimately, our stockholders, who benefit from the long-term value amplified by our ESG commitment.

ESG Governance and Oversight

We believe a commitment to ESG is an important part of creating long-term business value. As set out in its Charter, the Nominating and Corporate Governance Committee of NetScout’s Board of Directors oversees NetScout’s ESG program. The Nominating and Corporate Governance Committee meets regularly and reviews and advises on ESG strategy and apprises the full Board. Relatedly, the Audit Committee also regularly reviews ESG-related topics such as enterprise risk management, our anticorruption program, ethics and compliance issues, supply chain issues, including human rights protections, and cybersecurity and data privacy.

The ESG Steering Committee, under the strategic direction of the CEO and chaired by NetScout’s General Counsel, is responsible for the development and implementation of the ESG program. With representation across all key business functions, the mandate of the ESG Steering Committee is to consider our existing ESG efforts, understand stakeholder perspectives, identify areas for improvement that align with our business, and work collaboratively to support programs designed to accelerate ESG initiatives. The ESG Steering Committee is the tactical engine that drives the maturation of our ESG program.

We have adopted four ESG pillars that lay out our current top ESG priorities:

1.	Demonstrating product leadership through sustainability by design and helping our customers reduce their environmental footprint through reducing electricity requirements of our products.

2.	Reducing electricity use in our engineering labs and facilities.

3.	Furthering our diversity, equity, and inclusion efforts alongside our employee engagement programs.

4.	Supporting community digital inclusion programs that improve underserved communities’ participation in the connected world.

NetScout’s global ESG program encompasses a broad range of areas, including environmental sustainability, responsible management of our supply chain, human capital, including protecting basic human rights for our global workforce, ethical business practices, and data privacy and security. NetScout continues to seek opportunities to align ESG with our core business strategy and more thoroughly integrate ESG into our operations.

Human Capital Management

With more than 2,300 employees in over 35 countries, NetScout strives to remain a team of entrepreneurs, with the agility of a start-up and the heft of a global technology company. We believe that our culture is critical to our success and growth. Our Lean But Not Mean culture complements and acts as a multiplier to our technology, exceptional talent, and forward-thinking innovation. “Lean” decision-making puts the tough calls up front and puts employees and the long-term success of the Company first. Lean decision-making is not making easy decisions – it’s making the hard decisions early and sticking with them in the face of challenges.

Our commitment to education, engagement, and communication has motivated our employees around the world and keeps our spirit thriving. Everyone, regardless of role, brings value to the organization. This is ingrained in our culture.

NetScout Without Borders

In fiscal year 2021, we launched an unprecedented employee engagement program called NetScout Without Borders to further align with our mission. As part of NetScout Without Borders, our employees participated in a series of town halls with the CEO and in-depth focus groups. As a follow-on, employees will participate in enhanced development programs and a robust employee engagement survey plan.

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Corporate Governance

NetScout is also bolstering its employee development and engagement efforts to create consistent, transparent talent processes for all employees that include the following elements:

◾	Inclusive employee engagement – to explore the full employee experience and life cycle, to help ensure all employees are encouraged and comfortable being their unique selves.

◾	Assessment – to identify the core, key leadership skills at NetScout and to objectively gauge performance of current and potential leaders.

Talent Development

NetScout invests in the ongoing development of its employees across the globe. As part of that program, we offer opportunities to identify leaders and develop and support all employees, including:

◾	Career path development – to document increasing levels of leadership responsibility, creating a transparent process, so that all employees have access to information necessary to build a career plan at NetScout.

◾	Management and leadership development – to support an inclusive workplace and foster consistent management practices across the globe.

◾	For selected leaders, we partner with the Center for Higher Ambition Leadership to offer programs that strengthen high-performing teams.

Total Rewards

To fortify and extend our leadership, we must continue to attract and retain talented employees at all levels of our Company. We offer competitive compensation and benefits packages to attract, retain, and motivate our employees. Our compensation packages include market-competitive pay and incentive compensation, and additional compensation in accordance with the role and local requirements, restricted stock unit grants (RSUs), an employee stock purchase plan, retirement benefits, health benefits, paid time off, and leave benefits.

In fiscal year 2023, we began granting RSUs to all eligible employees throughout the Company, subject to applicable law. We believe that this new practice will help to attract and retain top talent in an increasingly tight labor market while also aligning all employees’ incentive with long-term stockholder value creation.

We are committed to providing programs that support employee well-being and motivate our people to lead healthier lifestyles, such as free on-demand virtual fitness programs, live virtual yoga, and access to onsite gyms where available, as well as employee assistance programs. In addition, employees have access to on-demand learning and development courses and tuition reimbursement programs to support career development.

Health and Safety

NetScout’s Environment, Health, and Safety (EHS) Council is responsible for EHS policy, managing and coordinating EHS regulatory compliance, and tracking goals and results. The EHS Council reports to senior executives, and its results are reported to the Nominating and Corporate Governance Committee of the Board of Directors as part of the committee’s comprehensive review of corporate responsibility.

Diversity, Equity, and Inclusion

NetScout is committed to creating an environment that values people’s differences and fosters inclusion. Diversity, Equity, and Inclusion (DEI) are cornerstones of our organizational excellence and complement our core values of performing with integrity, compassion, collaboration, and innovation. We embrace our employees’ differences in age, color, disability, ethnicity, family or marital status, gender identity or expression, language, national origin, physical and mental ability, political affiliation, race, religion, sexual orientation, socio-economic status, veteran status, and other characteristics that make our employees unique.

To help ensure DEI perspectives play an appropriate role in our human capital programs, we recently revised our Diversity, Equity, and Inclusion Policy and will seek to enhance our employees’ understanding of DEI through Company-wide training, tracked and reviewed with the executive team. In addition, we designated a DEI program team, reporting to the Chief Human Resources Officer, to foster transparent and equitable processes in employee engagement, onboarding, learning and development, policymaking, and career planning.

A cornerstone of our DEI strategy is collaborating with industry and university partners to enhance our diversity. We work with industry partners, including third-party recruiting organizations that specialize in diversity in hiring, and post our open position requisitions on diversity job boards. We track our progress and make improvements to reach a broader, more diverse, talent base. We also partner with universities with diverse student enrollment to recruit our summer interns. We strive to ensure our interns have a great experience at NETSCOUT and are eager to return as employees.

Our Board of Directors continues to consider diversity, among other attributes, within the Director recruitment process. As we have set out in our proxy statements, the Nominating and Corporate Governance Committee seeks to identify and recruit diverse, qualified candidates, including women and underrepresented candidates, as part of the search process for any new Directors. Our Board diversity is reflected through our Chair and our two female Directors.

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Corporate Governance

Our ESG Governance Structure

Given the importance of ESG matters to the long-term success of our business, our Board and its committees play important roles in overseeing critical ESG matters.

The Board
Our Board is responsible for oversight of ESG risks and opportunities.

Nominating and Corporate Governance Committee	Compensation Committee	Audit Committee

The Nominating and Corporate Governance Committee meets regularly and reviews and advises on ESG strategy and apprises the full Board, monitoring and providing strategic guidance on NetScout’s ESG and Corporate Responsibility programs.

The committee also identified candidates with diverse backgrounds and capabilities to reflect the diverse nature of our stakeholders (security holders, employees, customers, and suppliers), while emphasizing core excellence in areas pertinent to the Company’s long-term business and strategic objectives, including our ESG objectives.

The Compensation Committee manages compensation policy and practice-related risk.

The committee also regularly monitors and provides strategy on ESG-related topics such as human capital and talent management, employee engagement, and diversity, equity, and inclusion programs.

The Audit Committee regularly reviews ESG-related topics such as enterprise risk management, our anti-corruption program, ethics and compliance issues, supply chain issues, including human rights protections and cybersecurity and data privacy.

ESG Steering Committee

Our management-level ESG Steering Committee, under the strategic direction of the CEO and chaired by NetScout’s General Counsel, is responsible for the development and implementation of the ESG program.

With representation across all key business functions, the mandate of the ESG Steering Committee is to consider our existing ESG efforts, understand stakeholder perspectives, identify areas for improvement that align with our business, and work collaboratively to support programs designed to accelerate ESG initiatives.

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ELECTION OF DIRECTORS

We are asking our stockholders to vote “FOR” three nominees for election as Class II Directors, each to serve on our Board for a three-year term until the 2025 Annual Meeting of Stockholders and until his successor is elected and qualified or, if earlier, the

Director’s death, resignation, or removal. Each of the nominees was previously elected by stockholders at the 2019 Annual Meeting of Stockholders.

Nominees and Continuing Directors

The following table sets forth information regarding our continuing Directors and the nominees standing for election at the Annual Meeting:

Nominee or Director Name	Class	Election Year	Age	Position(s)	Director Since

Nominees:

Anil K. Singhal	II	2022	68	Chairman, President, Chief Executive Officer, and Director	1984

Robert E. Donahue	II	2022	74	Director	2013

John R. Egan	II	2022	64	Lead Independent Director	2000

Continuing Directors:

Joseph G. Hadzima, Jr.	III	2023	70	Director	1998

Christopher Perretta	III	2023	64	Director	2014

Susan L. Spradley	III	2023	61	Director	2018

Alfred Grasso	I	2024	63	Director	2018

Michael Szabados	I	2024	70	Vice Chairman, Chief Operating Officer, and Director	2019

Vivian Vitale	I	2024	69	Director	2019

Vote Required

Provided that there is a quorum at the Annual Meeting, Directors are elected by a plurality of the votes cast by the stockholders entitled to vote at such election. Accordingly, subject to our Director Resignation Policy described in the “Corporate Governance Section” below, the three nominees receiving the highest number of affirmative votes will be elected.	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES FOR DIRECTOR.

Director Classes

In addition to the three nominees in Class II, the Board is composed of three Class I Directors, Messrs. Grasso and Szabados and Ms. Vitale, whose terms expire at the 2024 Annual Meeting of Stockholders, and three Class III Directors, Messrs. Hadzima and Perretta and Ms. Spradley, whose terms expire at the 2023 Annual Meeting of Stockholders.

As of the Record Date, the size of the Board was fixed at nine members. NetScout’s bylaws and certificate of incorporation divide the Board into three classes. The members of each class of Directors serve for staggered three-year terms.

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Proposal 1

Qualification, Attributes, Skills and Experience

We believe effective oversight comes from a Board that represents a diverse range of experience and perspectives that provide the collective qualifications, attributes, skills, and experience necessary for sound governance. The Nominating and Corporate Governance Committee establishes and regularly reviews with the Board the qualifications, attributes, skills, and experience that it believes are desirable to be represented on the Board to help ensure that they align with NetScout’s long-term strategy.

We believe our Directors possess a range and depth of expertise and experience to effectively oversee NetScout’s operations, risks, and long-term strategy.

The table below summarizes the key qualifications, skills, and attributes most relevant to the decision to nominate candidates to serve on our Board of Directors. The fact that a specific area of focus or experience is not designated does not mean the Director nominee does not possess that attribute or expertise. Rather, the attributes or experiences noted below are those reviewed by the Nominating and Corporate Governance Committee and our Board of Directors in making nomination decisions and as part of the Board succession planning process.

Qualifications, Expertise, & Attributes

Leadership

Financial

Human Capital and Talent Management

Service Assurance & Cybersecurity Industry

Innovation & Product Development

Sales & Go-to-Market

International Markets

Strategic Planning

Risk Management & Governance

Environmental & Social

Cybersecurity & Data Privacy Oversight

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Proposal 1

Director Nominee Skills

The qualification, attributes, skills, and experience of our nominees and Directors were assessed using the following definitions:

Leadership: Experience leading an organization of significant size with proven ability to develop and execute a strategy to drive results and long-term stockholder value creation.

Financial: Expertise with corporate finance and capital structure and proven ability to identify and understand issues associated with our business and financial model.

Human Capital and Talent Management: Demonstrated strengths for attracting, developing, and retaining top talent and succession planning.

Service Assurance & Cybersecurity Industry: Experience in the service assurance and cybersecurity industry in which our Company operates.

Innovation & Product Development: Experience developing and leading forward-thinking product innovation and emerging technologies, including SaaS and cybersecurity technologies.

Sales & Go-to-Market: Experience building brand and product awareness and developing strategies to grow sales and market share for both existing and new products.

International Markets: An understanding of global markets, economic conditions, regulatory environments, and cultures, and a perspective on global market opportunities.

Strategic Planning: Experience developing and executing a long-term growth strategy of a technology company, through business combinations and acquisitions, product innovation, and market approaches.

Risk Management & Governance: Experience in public company corporate governance, legal and regulatory compliance, policy making, and risk oversight with an emphasis on comprehensive Enterprise Risk Management.

Environmental & Social: Experience with corporate environmental and social oversight (encompassed within ESG) ensuring that strategy and stockholder value creation are achieved within a sustainable context and with consideration of multiple stakeholders.

Cybersecurity & Data Privacy Oversight: Experience with and understanding of cybersecurity and data privacy issues including companywide risk management and the legal and regulatory landscape.

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Proposal 1

Director Nominee Biographies

Anil K. Singhal

Co-Founder, Chief Executive Officer, and Chairman of the Board, NetScout

Director Since	Age
June 1984 Inside Director	68

Anil K. Singhal has been a member of the Board since co-founding NetScout in June 1984, and has served as Chairman since January 2007.

Director Qualifications

◾   Mr. Singhal’s experience serving as NetScout’s Chief Executive Officer since our founding, combined with his business expertise, industry-specific knowledge, and technical know-how.

Professional Experience and Biography

◾   Anil K. Singhal co-founded NetScout in June 1984 and has served as NetScout’s Chief Executive Officer and as a Director on NetScout’s Board since inception.

◾   Under Mr. Singhal’s leadership, NetScout has grown substantially during the past three decades, completing its initial public offering in 1999, and acquiring the Danaher Communications Business in 2015 for $2.3 billion, which, at the time, nearly tripled the size of NetScout in terms of revenue, free cash flow, and employees.

◾   Mr. Singhal has earned notable recognition for his entrepreneurial success, including the TiE (The Indus Entrepreneur) Boston Lifetime Achievement in 2013, Enterprise Bank’s 2013 George L. Duncan Award of Excellence, and Ernst & Young’s New England Entrepreneur of the Year in 1997.

◾   Mr. Singhal holds a BSEE from BITS, Pilani, India and an MS in Computer Science from the University of Illinois, Urbana-Champaign.

Director Skills

◾   Cybersecurity & Data Privacy Oversight

◾   Environmental & Social

◾   Human Capital and Talent Management

◾   Innovation & Product Development

◾   International Markets

◾   Leadership

◾   Service Assurance & Cybersecurity Industry

◾   Strategic Planning

Robert E. Donahue

Former President and CEO of Authorize Net Holdings Inc.

Director Since	Age	Committees
March 2013 Independent	74	Audit (Chair), Compensation, Finance

Robert E. Donahue has been a member of the Board since March 2013.

Director Qualifications ◾ Mr. Donahue’s industry knowledge and his service on other public company boards provides deep experience to NetScout.

Professional Experience and Biography

◾   From August 2004 to November 2007, Mr. Donahue served as the President and Chief Executive Officer and as a member of the board of directors of Authorize.Net Holdings, Inc. (formerly Lightbridge Inc.), a leading transaction processing company, before it was acquired by Cybersource Corporation in November 2007.

◾   Mr. Donahue previously served on the board of directors of Sycamore Networks, Inc., an intelligent optical networking and multiservice access provider, and Cybersource Corporation, a leading provider of electronic payment and risk management solutions.

Director Skills ◾ Cybersecurity & Data Privacy Oversight ◾ Financial ◾ Leadership ◾ Risk Management & Governance ◾ Strategic Planning

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Proposal 1

Director Nominee Biographies

John R. Egan

Founding managing partner of Egan-Managed Capital, L.P. Managing Partner of Carruth Associates Lead Independent Director, NetScout

Director Since	Age	Committees
October 2000 Independent	64	Audit, Compensation, Finance

John R. Egan has been a member of the Board since October 2000.

Director Qualifications

◾   Mr. Egan’s extensive understanding and involvement in the information technology industry together with his executive leadership roles and his service on other public company boards provides deep experience to NetScout.

Professional Experience and Biography

◾   Mr. Egan is a founding managing partner of Egan-Managed Capital, L.P., a Boston-based venture capital fund specializing in New England, information technology, and early-stage investments, which began in the fall of 1996.

◾   Since 1998, Mr. Egan has been a managing partner of Carruth Associates, a management company

◾   Mr. Egan previously served on the board of directors of EMC Corporation, a publicly held provider of computer storage systems and software, prior to its acquisition by Dell, and VMWare, a leader in virtualization and cloud infrastructure.

◾   Mr. Egan formerly served on the Board of Trustees at Boston College until 2018 and currently serves as a director for two privately held companies.

Current Public Company Directorships ◾ Progress Software Corp. (Nasdaq: PRGS) ◾ Verint Systems, Inc. (Nasdaq: VRNT) ◾ Agile Growth Corp. (Nasdaq: AGGR)
Director Skills ◾ Financial ◾ International Markets ◾ Leadership ◾ Risk Management & Governance ◾ Sales & Go-to-Market ◾ Service Assurance & Cybersecurity Industry ◾ Strategic Planning

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Proposal 1

Continuing Director Biographies

Joseph G. Hadzima, Jr

Managing Director of Main Street Partners LLC President of IPVision, Inc. Of Counsel at Sullivan & Worcester LLP

Director Since	Age	Committees
July 1998 Independent	70	Audit, Nominating and Corporate Governance (Chair), Finance

Joseph G. Hadzima, Jr has been a member of the Board since July 1998.

Director Qualifications

◾   Mr. Hadzima’s experience with emerging technology companies, his legal experience, and his service on other boards provides NetScout with a valuable business perspective and insight into emerging technologies that may affect the business and strategies of NetScout.

Professional Experience and Biography

◾   Mr. Hadzima has been a Managing Director of Main Street Partners, LLC, a venture capital investing and technology commercialization company, since April 1998.

◾   Since 2000, Mr. Hadzima has also been President of IPVision, Inc., a Main Street Partners portfolio company that provides intellectual property analysis systems and services.

◾   In 2019, Mr. Hadzima co-founded Neurostim Technologies, a company commercializing a low cost neurostimulation patch technology for the treatment of the symptoms of various chronic medical conditions.

◾   Mr. Hadzima is Of Counsel at Sullivan & Worcester, where his practice consists of counseling new ventures on business and legal matters and advising financial institutions and others on computer and technology licensing matters.

◾   Mr. Hadzima is also a Senior Lecturer at MIT Sloan School of Management, and serves as a director on two private company boards.

Director Skills ◾ Cybersecurity & Data Privacy Oversight ◾ Environmental & Social ◾ Leadership ◾ Risk Management & Governance ◾ Strategic Planning International Markets

Christopher Perretta

Former Chief Information and Operations Officer at MUFG Americas Holdings Corporation

Director Since	Age	Committees
September 2014 Independent	64	Audit, Nominating and Corporate Governance

Christopher Perretta has been a member of the Board since September 2014.

Director Qualifications

◾   Mr. Perretta’s experience with various Fortune 500 companies and his service on other boards provides NetScout with valuable business perspectives and insights into global issues that may affect the business and strategies of NetScout.

Professional Experience and Biography

◾   Mr. Perretta served as chief information and operations officer at MUFG Americas Holdings Corporation and its U.S. banking subsidiary, MUFG Union Bank, N.A. from April 2016 to January 2019.

◾   From September 2007 to April 2016, Mr. Perretta served as the Executive Vice President and Chief Information Officer at State Street Corporation and as a member of State Street Corporation’s Management Committee from February 2013 until April 2016.

◾   From December 1996 to September 2007, Mr. Perretta served in various roles at General Electric Corporation, including as Chief Information Officer for the North American Consumer Financial Services unit, Chief Technology Officer for General Electric Capital, and, from January 2003 to September 2007, as Chief Information Officer of General Electric Commercial Finance.

◾   Mr. Perretta previously served as a member of the board of directors of a privately held technology company and the Advanced Cyber Security Center.

Director Skills ◾ Cybersecurity & Data Privacy Oversight ◾ Innovation & Product Development ◾ Leadership ◾ Service Assurance & Cybersecurity Industry

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Proposal 1

Continuing Director Biographies

Susan L. Spradley

Chief Executive Officer of Motion Intelligence, Inc.

Director Since	Age	Committees
April 2018 Independent	61	Compensation, Nominating and Corporate Governance

Susan L. Spradley has been a member of the Board since April 2018.

Director Qualifications

◾   Ms. Spradley’s executive experience, as well as her experience with technology companies and service on other public company boards, provides valuable insights into issues that affect NetScout’s business.

Professional Experience and Biography

◾   Ms. Spradley is the Chief Executive Officer of Motion Intelligence, Inc., a private company, which she joined in December 2017.

◾   Since 2013, Ms. Spradley has served as Chair of the Board of Directors of US Ignite, a White House and National Science Foundation initiative focused on applications for smart city implementation.

◾   From January 2013 to January 2017, Ms. Spradley served in various roles at Viavi Solutions Inc. (formerly JDS Uniphase), most recently as Executive Vice President and General Manager of Product Line Management and Design.

◾   From 2007 to 2011, Ms. Spradley held senior leadership roles at Nokia Siemens Networks, and from 1986 to 2005, she held senior leadership roles at Nortel Networks.

Current Public Company Directorships ◾ Qorvo, Inc. (Nasdaq: QRVO) ◾ Avaya Holdings Corp. (NYSE: AVYA)
Director Skills ◾ Cybersecurity & Data Privacy Oversight ◾ Innovation & Product Development ◾ Leadership ◾ Sales & Go-to-Market ◾ Service Assurance & Cybersecurity Industry

Alfred Grasso

Consultant and Former President and Chief Executive Officer of the MITRE Corporation

Director Since	Age	Committees
April 2018 Independent	63	Compensation, Nominating and Corporate Governance, Finance

Alfred Grasso has been a member of the Board since April 2018.

Director Qualifications

◾   Mr. Grasso’s experience as Chief Executive Officer of the MITRE Corporation provides deep government sector and global business experience to NetScout, and his board and leadership experience with numerous other scientific, technical, and other organizations.

Professional Experience and Biography

◾   Mr. Grasso is the past President and Chief Executive Officer of the MITRE Corporation, a position he held from 2006 to 2017, and he continues to serve as a consultant for the company.

◾   Since 2019, Mr. Grasso has served on the Board of Trustees of Riverside Research, where he serves as Chair of the Special Program Committee and is a member of the Compensation Committee.

◾   He is currently serving a second term as the industry co-chair of the National Academy of Science’s Government, University, and Industry Research Roundtable and is a member of the Virginia Academy of Science, Engineering and Medicine Board of Directors.

◾   Mr. Grasso is a Permanent Director and Executive Committee member of the Armed Forces Communications and Electronics Association (AFCEA) International’s Board of Directors and served as Chairman from 2012 to 2014 and vice chairman from 2010 to 2012.

◾   Mr. Grasso is the former President of the Board of the National GEM Consortium, a non-profit organization that promotes the participation of under-represented groups in the science, technology, engineering, and math fields, and a former member of the Defense Science Board and the Army Science Board.

Director Skills ◾ Human Capital and Talent Management ◾ Innovation & Product Development ◾ Leadership ◾ Risk Management and Governance ◾ Service Assurance & Cybersecurity Industry ◾ Strategic Planning

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Proposal 1

Continuing Director Biographies

Michael Szabados

Chief Operating Officer and Vice Chairman of the Board, NetScout

Director Since	Age
February 2019 Inside Director	70

Michael Szabados has been the Vice Chairman of the Board since February 2019 and has served as NetScout’s Chief Operating Officer since April 2007.

Director Qualifications

◾   Mr. Szabados’ experience serving as NetScout’s Chief Operating Officer and in other functional roles, along with his business experience and industry and technical experience.

Professional Experience and Biography

◾   During his tenure as Chief Operating Officer, Mr. Szabados has been critical in helping lead NetScout’s key functional areas as NetScout nearly tripled in size, including the successful $2.3 billion acquisition of the Danaher Communications Business in 2015.

◾   Mr. Szabados’ career at NetScout began in 1997 when he joined NetScout as Vice President, Marketing, charged with increasing NetScout’s overall visibility and market awareness. His responsibilities expanded in 2001 to encompass product development, manufacturing, and customer support when he was promoted to Senior Vice President, Product Operations, and his role expanded even further when he was appointed as NetScout’s Chief Operating Officer in April 2007, and became responsible for overseeing NetScout’s operations as a whole.

◾   A veteran of the enterprise networking industry, prior to joining NetScout in 1997, Mr. Szabados held senior leadership roles with companies including UB Networks, SynOptics/Bay Networks, and MIPS Corporation following engineering and product management roles at Intel Corporation and Apple.

◾   Mr. Szabados holds a BSEE from UC Irvine, and an MBA from UC Santa Clara.

Director Skills ◾ Cybersecurity & Data Privacy Oversight ◾ International Markets ◾ Leadership ◾ Risk Management & Governance ◾ Service Assurance & Cybersecurity

Vivian Vitale

Founder, Vivian Vitale Consulting Former Executive Vice President of Human Resources at Veracode

Director Since	Age	Committees
February 2019 Independent	69	Compensation (Chair), Nominating and Corporate Governance

Vivian Vitale has been a member of the Board since February 2019.

Director Qualifications ◾ Ms. Vitale’s extensive experience and insight in talent management and human resources operations.

Professional Experience and Biography

◾   Ms. Vitale founded Vivian Vitale Consulting in April 2018, a consulting practice assisting organizations in the development of human resources and people management practices.

◾   Ms. Vitale currently serves on the Board of Directors of Vera3, an investment firm, and on the Advisory Board of Surprise HR, an early-stage company which provides employee recognition products.

◾   From April 2012 until March 2018, Ms. Vitale served as Executive Vice President of Human Resources at Veracode, Inc., continuing in her role through Veracode, Inc.’s acquisition by CA Technologies in March 2017.

◾   Prior to 2012, Ms. Vitale served as Senior Vice President at Care.com, an on-line provider of support services to families. Ms. Vitale has also held senior leadership roles at RSA Security, Unica Corporation, and IBM prior to that.

Current Public Company Directorships ◾ Progress Software Corp. (Nasdaq: PRGS)
Director Skills ◾ Environmental & Social ◾ Human Capital and Talent Management ◾ International Markets ◾ Leadership ◾ Risk Management & Governance ◾ Strategic Planning

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Proposal 1

Director Compensation

Director Compensation Highlights

◾	Fees for committee service and service on the Board

◾	Emphasis on equity in the overall compensation mix

◾	Full-value equity grants with time-based vesting

◾	No performance-based equity award

◾	Robust stock ownership guideline

◾	Stockholder approved annual limit on non-employee Director compensation

◾	Policies prohibiting hedging and pledging by our Directors

Overview of Director Compensation Program

We use a combination of cash and equity-based compensation to attract and retain individuals to serve on our Board. In developing our Director compensation program, the Board considered market data from a peer group of companies identical to those used to benchmark executive compensation.

We only compensate non-employee Directors for their service on our Board. Mr. Singhal and Mr. Szabados are not non-employee Directors because they serve as our CEO and COO, respectively. Accordingly, neither Mr. Singhal nor Mr. Szabados receive any compensation for service on our Board.

Our Board’s outside Directors receive cash compensation as set forth below:

	Chair Retainer ($)	Member Retainer ($)

Board of Directors (1)	95,000	60,000

Audit Committee	30,000	15,000

Compensation Committee	20,000	10,000

Nominating and Corporate Governance Committee	12,000	6,000

Finance Committee	12,000	6,000

(1)	Mr. Egan, as the Lead Independent Director, receives a Chair Retainer rather than our Chair, Mr. Singhal, who does not receive a retainer as an employee Director.

In addition to the cash compensation described above, outside Directors are entitled to receive equity compensation. Our Board reviews equity compensation for outside Directors periodically.

In fiscal year 2022, each outside Director received a grant of restricted stock units with a grant date fair value of approximately $188,440 on September 9, 2021, consisting of 7,000 restricted stock units (the “Director RSUs”), which vest on the first anniversary of the grant date, provided that the Director attended at least 75%, in the aggregate, of the Board and Committee meetings on which they served in fiscal year 2022. If this attendance requirement is not met, the restricted stock will vest on the third anniversary of the grant date. No other equity awards are given to our non-employee Directors.

Stockholder-Approved Director Compensation Limit

The NetScout Systems, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), under which the Director RSUs were granted,

provides that the aggregate value of all cash and equity-based compensation paid or granted, as applicable, by NetScout to any individual for service as a Non-employee Director with respect to any fiscal year of NetScout will not exceed $750,000.

Stock Ownership Guideline

Non-employee Directors are required to accumulate and hold, within four years from appointment or election to their position on the Board, an investment level in our common stock equal to four times their annual board retainer.

Prohibition on Hedging, Pledging, and Insider Trading

Our Amended and Restated Insider Trading and Trading Window Policy expressly prohibits our Directors from hedging, pledging and insider trading. Please see “Policies for Compensation Risk Mitigation” for more information.

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Proposal 1

Director Compensation Table for Fiscal Year 2022

The following table sets forth a summary of the compensation we paid to our outside Directors for service on our Board in fiscal year 2022.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)

Robert E. Donahue	106,000	188,440	294,440

John R. Egan	126,000	188,440	314,440

Alfred Grasso	88,000	188,440	276,440

Joseph G. Hadzima, Jr.	93,000	188,440	281,440

Christopher Perretta	76,000	188,440	264,440

Susan L. Spradley	81,000	188,440	269,440

Vivian Vitale	86,000	188,440	274,440

(1)	Amounts represent the aggregate dollar amount of fiscal year 2022 fees earned or paid in cash for services as a Director, including annual retainer fees and committee fees.

(2)

Amounts shown do not reflect compensation actually received by the listed Directors but represent the aggregate full grant date fair value of restricted stock unit awards granted to our non-employee Directors calculated in accordance with FASB ASC 718. The grant date fair value of the RSU awards was calculated by multiplying the closing price of our common stock on the Nasdaq Global Select Market on the date of grant by the number of RSUs granted. The fair value shown above may not be indicative of the value realized on the date the RSUs vest due to variability in the share price of our common stock. The number of unvested RSUs held by each independent director as of the last day of the fiscal year were as follows: Mr. Donahue: 7,000; Mr. Egan: 7,000; Mr. Grasso: 7,000; Mr. Hadzima: 7,000; Mr. Perretta: 7,000; Ms. Spradley: 7,000; and Ms. Vitale: 7,000.

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Our executive officers are elected annually by the Board and serve at the discretion of the Board. Our current executive officers and their ages as of July 1, 2022, are as follows:

Executive Officer	Age	Position

Anil K. Singhal	68	Chairman, President & Chief Executive Officer

Michael Szabados	70	Vice Chairman, Chief Operating Officer

Jean Bua	63	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, & Treasurer

John W. Downing	64	Executive Vice President, Worldwide Sales

Anil K. Singhal’s biographical information can be found in the table under the section titled “Director Biographies.”

Michael Szabados’s biographical information can be found in the table under the section titled “Director Biographies.”

Jean Bua

Executive Vice President, Chief Financial Officer, Chief Accounting Officer, & Treasurer

Professional Experience and Biography

◾	Ms. Bua has served as NetScout’s Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer since September 2015 and served as the Senior Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer from November 2011 until September 2015. She joined NetScout in September 2010 as Vice President, Finance.

◾	Before joining NetScout, Ms. Bua served as Executive Vice President, Finance & Treasurer of American Tower Corporation from August 2005 to September 2010.

◾	Prior to American Tower, Ms. Bua spent nine years at Iron Mountain, Inc., in various capacities including as Senior Vice President, Chief Accounting Officer, and Worldwide Controller.

◾	Prior to Iron Mountain, Ms. Bua held senior positions at Duracraft Corp. and Keithley Instruments, and was a management consultant at Ernst & Young and an auditor at KPMG.

◾	Ms. Bua earned her Bachelor of Science in Business Administration, summa cum laude, from Bryant College and her Master of Business Administration from the University of Rhode Island.

◾	Ms. Bua currently serves as a Director of Plug Power Inc. (Nasdaq: PLUG) and Modernizing Medicine Inc.

John W. Downing

Executive Vice President, Worldwide Sales

Professional Experience and Biography

◾	Mr. Downing has served as NetScout’s Executive Vice President, Worldwide Sales Operations since September 2015, and served as Senior Vice President, Worldwide Sales Operations from 2007 until September 2015. He joined NetScout in 2000 as Vice President, Sales Operations, instituting and refining key go-to-market programs and sales processes.

◾	Prior to NetScout, from April 1998 until September 2000, Mr. Downing served as Vice President of Sales at Genrad Corporation, a manufacturer of electronic testing equipment and production solutions and was Vice President of North American Sales from January 1996 until March 1998.

◾	Mr. Downing earned a Bachelor of Science in Engineering (BSE) in Computer Science and Applied Mathematics from Tufts University and a Master of Business Administration from Suffolk University.

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The Compensation Discussion and Analysis, or CD&A, describes our fiscal year 2022 compensation program as it relates to the compensation of our Named Executive Officers (each, an “NEO”). The CD&A provides an overview and analysis of the key elements of our fiscal year 2022 compensation program, the compensation decisions made by the Compensation Committee under our fiscal year 2022 compensation program, and the factors that the Compensation Committee considered and the process it followed in making those decisions. For fiscal year 2022, our NEOs consisted of our four current executive officers:

Anil K. Singhal	Chairman, President & Chief Executive Officer

Michael Szabados	Vice Chairman, Chief Operating Officer

Jean Bua	Executive Vice President, Chief Financial Officer, Chief Accounting Officer, & Treasurer

John W. Downing	Executive Vice President, Worldwide Sales

Business Overview

We are an industry leader with over three decades of experience in providing service assurance and cybersecurity solutions that are used by customers worldwide to protect their digital business services against disruption. Service providers and enterprises, including local, state and federal government agencies, rely on our solutions to achieve the visibility and protection necessary to optimize network performance, ensure the delivery of high-quality, mission-critical applications and services, gain timely insight into the end user experience, and protect their networks from attack. With our offerings, customers can quickly, efficiently and effectively identify and resolve issues that result in downtime, interruptions to services, poor service quality or compromised data, thereby reducing mean time-to-resolution of issues and driving compelling returns on their investments in their networks and broader technology initiatives. Some of the more significant technology trends and catalysts for our business include the evolution of customers’ digital transformation initiatives such as the migration to cloud environments, the rapidly evolving cybersecurity threat landscape, business intelligence and analytics advancements, and the 5G evolution in both the service provider and enterprise customer verticals.

Corporate Performance Overview

We achieved all of our major objectives and more for fiscal year 2022. In fiscal year 2022, we continued to execute on our “NetScout Without Borders” strategy. We increased our existing customer business, forged new customer relationships, and further advanced our cybersecurity agenda. These actions helped us to deliver a strong performance on multiple fronts, which included revitalizing revenue growth, enhancing margins, increasing diluted earnings per share (“EPS”), and generating strong cash flow and free cash flow. At the top line, total revenue (GAAP and non-GAAP) grew by approximately 3% year-over-year, driven by high single-digit product revenue growth. Additionally, our product mix in our transition to software-centric solutions along with our disciplined cost management approach allowed us to enhance both our gross and operating margins. At the bottom line, GAAP and non-GAAP diluted EPS grew at a rate of approximately 85% and 8%, respectively, on a year-over-year basis, which greatly exceeded our total revenue growth rate. As a result of this performance, we generated strong operating cash flow and free cash flow of over $296 million and over $285 million in fiscal year 2022, respectively. We also ended the fiscal year with a robust backlog, providing us with an excellent foundation for further revenue growth in fiscal year 2023.

More specifically, for fiscal year 2022 (1):

Total Revenue

◾	Total revenue (GAAP and non-GAAP) was $855.6 million in fiscal year 2022 versus total revenue (GAAP and non-GAAP) of $831.3 million in fiscal year 2021.

Net Income and Net Income Per Share

◾	Net income (GAAP) in fiscal year 2022 was $35.9 million, or $0.48 per share (diluted) compared with a net income (GAAP) of $19.4 million, or $0.26 per share (diluted) in fiscal year 2021. Non-GAAP net income in fiscal year 2022 was $138.4 million, or $1.84 per share (diluted) versus non-GAAP net income in fiscal year 2021 of $125.8 million, or $1.70 per share (diluted).

(1)	Please see Appendix A for GAAP to non-GAAP reconciliations.

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Compensation Discussion and Analysis

Executive Summary—Fiscal Year 2022 Executive Compensation Highlights

Our executive compensation program is structured to provide strong pay-for-performance alignment. During fiscal year 2022, we achieved our strategic and financial objectives. From a strategic perspective, we advanced the next evolution of our strategy, which we call “NetScout Without Borders” and enhanced our existing product offerings, including our new OMNIS product line. From a financial perspective, we achieved our goals of growing revenue and enhancing non-GAAP EPS through increased non-GAAP gross margin and operating leverage and generating strong free cash flow in fiscal year 2022.

As discussed in detail below, for the fiscal year 2022 annual incentive bonus awards, the Compensation Committee established a total revenue target range of $835 million to $865 million, targeting the mid-point of that range, and a non-GAAP diluted EPS target range of between $1.71 and $1.77, targeting the high-end of the range. NetScout achieved both targets by delivering $855.6 million in revenue and non-GAAP diluted EPS of $1.84. This strong financial performance of delivering solid revenue and non-GAAP EPS growth despite the continuing disruptions caused by the COVID-19 pandemic led to funding the NetScout-wide bonus pool at 141% of the target bonus opportunity.

Consistent with our pay-for-performance philosophy and as more fully described below, for fiscal year 2022, we:

Increased NEO base salaries by 10% while maintaining annual incentive bonus target percentages at the same levels as in fiscal year 2021;

Approved, for the first time, performance-based equity awards for our NEOs with a multi-year performance period in accordance with our long-term equity compensation objectives; and

Approved annual incentive bonus payouts at 138.6% of target for our NEOs, below the company-wide bonus pool amount, after assessing our corporate performance for fiscal year 2022, as well as each NEO’s individual performance.

Listening to Our Stockholders

The Compensation Committee and the Board focus significant time and attention on the issues raised by our stockholders. In particular, the Compensation Committee reviews specific feedback when it is received from our investors and proxy advisory firms on certain compensation practices and related disclosures.

At our 2021 Annual Meeting of Stockholders, our stockholders approved our executive compensation with approximately 93% of the total votes cast voting in favor. The Compensation Committee carefully considered the results of the advisory vote on our say-on-pay proposal in the context of its annual review of executive compensation and the on-going work of the Compensation Committee.

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Compensation Discussion and Analysis

Compensation Governance Highlights

What We Do

☑	We reward performance that meets our predetermined goals

☑	A significant portion of our CEO and NEOs’ compensation is performance-based

☑	We maintain robust stock ownership guidelines for our executives

☑	We cap payouts under our plans to discourage inappropriate risk taking by our NEOs

☑	The Compensation Committee retains an independent compensation consultant

☑	We hold an annual advisory vote on executive compensation

☑	We seek feedback on executive compensation through stockholder engagement

☑	Employment agreements include a clawback provision requiring repayment of certain compensation if the executive is found to have engaged in fraudulent, dishonest, or criminal acts.

What We Don’t Do

☒	Pay bonuses if performance levels fall below pre-determined thresholds except in extraordinary cases

☒	Permit short sales, hedging or pledging of our stock

☒	Enter into employment agreements that provide for fixed terms or automatic compensation increases or equity grants

☒	Provide excessive cash severance

☒	Provide our executives with tax gross-ups or significant perquisites.

☒	Permit repricing or cashing out of underwater stock options without stockholder approval

☒	Maintain any executive pension plans, or any retirement programs, that are not generally available to all employees

☒	Pay dividends or dividend equivalents on unvested equity awards unless and until awards vest

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Compensation Discussion and Analysis

Executive Compensation Objectives

The Compensation Committee reviews our executive compensation program, including the mix of long-term versus short-term incentives and cash versus equity compensation, over the course of several meetings each year to evaluate whether the program supports the objectives below.

The Compensation Committee also considers our past financial performance and future goals, individual performance and experience, and overall compensation levels when making compensation decisions.

The principal objectives of our executive compensation programs are:

Attract and Retain	Pay-for-Performance

NEOs’ total compensation should be competitive with peer companies so that we can attract and retain high performing key executive talent. To achieve this goal, our Compensation Committee periodically reviews the compensation practices of other companies in our peer group, as discussed below in the “Use of Third-Party Data/Peer Group Data” section below.

Total compensation should reflect a “pay-for-performance” philosophy in which a substantial portion of each NEO’s compensation should be tied to the achievement of performance objectives of both the Company and the individual.

Alignment with Stockholders’ Interests	Internal Parity

Alignment of the interests of our executives with our stockholders by tying a significant portion of total compensation to our overall financial and operating performance and the creation of long-term stockholder value.

To the extent practicable, and based on individual performance and position, base salaries, and short-term and long-term incentive targets for similarly situated NEOs within the Company should be comparable to avoid divisiveness and encourage teamwork, collaboration, and a cooperative working environment.

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Compensation Discussion and Analysis

Elements of Our Fiscal Year 2022

Executive Compensation Program

Compensation for our NEOs in fiscal year 2022 consisted of three principal elements that were designed to achieve our compensation objectives and reward performance in a simple and straightforward manner: base salaries, annual incentive bonus awards, and long-term equity awards. The graphic below reflects the approximate general distribution of these three core elements of NEO target total direct compensation awarded during fiscal year 2022 as determined by our Compensation Committee, with annual bonuses reflecting the target payout amount and equity awards reflecting the grant date fair value of such awards.

Base Salaries and Annual Incentive Bonus Target Percentages

For fiscal year 2022, after reviewing NetScout’s and individual NEO’s performances, as well as peer group market data, the Compensation Committee approved for each NEO other than the CEO, and the Board approved for the CEO, effective April 1, 2021, a 10% increase to the base salary of each NEO. In approving the adjustments, the Compensation Committee and the Board considered that each of our NEOs was positioned below the 25th percentile of the peer group market data both prior to and after taking the increases into account and that such increases were deserved in light of each NEO’s performance. The bonus target percentage for each of our NEOs remained unchanged from fiscal year 2021.

Named Executive Officer	FY2021 Base Salary	FY2022 Base Salary	FY2021 Bonus Target Amount	FY2022 Bonus Target Amount	FY2021 Sum of Base Salary plus Target Bonus	FY2022 Sum of Base Salary plus Target Bonus

Anil K. Singhal	$525,000	$577,500	$476,018	$523,619	$1,001,000	$1,101,119

Michael Szabados	$385,000	$423,500	$240,009	$264,010	$625,012	$687,510

Jean Bua	$355,000	$390,500	$220,029	$242,032	$575,011	$632,532

John W. Downing (1)	$265,000	$291,500	$310,011	$341,012	$575,000	$632,512

(1)	The information presented for Mr. Downing under the “FY2021 Bonus Target” and “FY2022 Bonus Target” columns includes an annual incentive bonus target amount and a commission target amount.

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Compensation Discussion and Analysis

The purpose and key characteristics of each of these elements, as well as the other elements of our fiscal year 2022 executive compensation program, are summarized below.

Element	Purpose	Key Characteristics

Base Salary

◾   Provides a fixed level of compensation for performing the essential day-to-day elements of the job.

◾   Reflects each NEO’s qualifications, experience, and responsibilities compared to executives at similar companies.

◾   Gives executives a degree of certainty in light of having a majority of their compensation at risk.

◾   Compensation Committee determines base salary levels for NEOs other than our CEO, and makes recommendations to the Board in the case of our CEO.

◾   For NEOs other than our CEO, typically determined after considering the evaluations and recommendations made by our CEO, who applies his own judgment in making recommendations after reviewing our performance, the performance of each NEO against corporate and individual performance goals, the executive’s career with NetScout, the amounts of current and long-term compensation, market data from our peer group and special circumstances such as strategic alliances or acquisitions.

Annual Incentive Bonus Awards (Cash)

◾   Provides an incentive to executives to achieve both financial operating goals and individual performance goals that are designed to help accomplish our strategic plan, which include financial and non-financial objectives.

◾   Target amounts generally established shortly after the start of each fiscal year, and are consistent with our pay-for-performance approach.

◾   In no event will any NEO receive more than 200% of his or her annual incentive bonus target.

◾   Corporate performance goals generally consist of Board-approved revenue and non-GAAP EPS targets.

◾   Executive officers are eligible for annual incentive bonus awards only after NetScout meets or exceeds a threshold profitability target (non-GAAP EPS), except for Mr. Downing, our Executive Vice President, Worldwide Sales Operations, with respect to the portion of his annual cash incentive compensation that consists of sales commissions.

◾   If NetScout meets or exceeds the threshold non-GAAP EPS target, executive officers’ annual incentive bonus awards are then determined based on attainment of individual performance goals, contribution to NetScout-wide goals, including revenue, and satisfaction of other criteria as may be determined by the Compensation Committee.

◾   Paid annually shortly after the end of the fiscal year to which they relate.

Long-Term Equity Incentives

◾   Motivates executive officers to achieve our business objectives and manage risk by tying compensation to the performance of our common stock over the long term, which aligns the interests of management and stockholders.

◾   Motivates our executive officers to remain with NetScout by mitigating swings in incentives during periods when market volatility affects our stock price.

◾   Attracts highly qualified individuals who can contribute to our success.

◾   Time-based RSU awards generally vest over four years; the ultimate value realized varies with our success as measured by our common stock price.

◾   In fiscal year 2022, our NEOs received a portion of their long-term equity incentives in the form of a PSU award tied to multi-year performance metrics.

◾   RSUs are generally granted to executive officers at their appointment and then annually, depending upon performance.

◾   The Compensation Committee also reviews, with the use of tally sheets, previous equity grants to executive officers and considers the level of outstanding awards as a factor in its determinations.

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Compensation Discussion and Analysis

Element	Purpose	Key Characteristics

Other Compensation	◾ Provides benefits that promote employee health and welfare, which assist in attracting and retaining our executive officers.

◾   Provides benefits that are common and appropriate for similarly situated executives of public companies, including health insurance and our 401(k) plan.

◾   Executive officers are also eligible for life insurance policies that provide for three times cash compensation (salary and annual incentive bonus target) up to a $1.5 million cap; Mr. Singhal is entitled to other benefits discussed below.

Termination and Change of Control Protections	◾ Attract and retain executives ◾ Align interests with stockholders ◾ Mitigate any potential employer liability and avoid future disputes or litigation

◾   Arrangements are generally designed to: (i) provide reasonable compensation to executive officers who leave our Company under certain circumstances to facilitate their transition to new employment and (ii) require a departing executive officer to sign a separation and release agreement acceptable to us as a condition to receiving post-employment compensation payments or benefits.

◾   Double-trigger” provisions preserve morale and productivity and encourage executive retention in the event of a change of control.

◾   These provisions are considered a typical component of a competitive executive compensation program for executives among our fiscal year 2022 peer group.

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Compensation Discussion and Analysis

Annual Incentive Bonus Awards

Each year, we adopt an executive bonus plan that provides for cash incentive payments to our NEOs upon the achievement of certain corporate and individual performance objectives set forth in the plan. Our executive bonus plan for fiscal year 2022 (the “FY22 Bonus Plan”) was designed to provide an annual variable cash incentive to motivate participants to achieve corporate and individual performance objectives and to reward participants for their achievements when those objectives are met. Executive bonus plan results and payment amounts are generally determined following the subject year, after audited financials have been completed and announced.

The payment amount to be earned by each NEO under the FY22 Bonus Plan was determined based on four variables:

◾	the participant’s annual incentive target opportunity as shown above;

◾	the Compensation Committee’s assessment and certification of NetScout’s performance compared with the corporate performance targets set forth below;

◾	the Compensation Committee’s assessment and certification of the individual’s performance compared with the individual performance goals set forth below; and

◾	the relative weighting of each performance objective.

Corporate Performance Goals and Achievement

On June 29, 2021, our Compensation Committee for our NEOs other than the CEO, and the Board, for our CEO, adopted the FY22 Bonus Plan. For purposes of the FY22 Bonus Plan, the corporate performance metrics common for all of our NEOs combined for 70% weight when calculating bonus plan achievement and consisted of Company financial performance (revenue and non-GAAP profitability (EPS) targets), which was assigned a 50% weight, and the development and launch of our strategy to transition NetScout to a full software business model on a certain timeframe, which was assigned a 20% weight.

The Compensation Committee and the Board set fiscal year 2022 financial performance metrics at levels meaningfully above our fiscal year 2021 performance and believe that these financial performance measures correlate strongly with stockholder values and that using a combination of these metrics provides an effective way to measure our executive team’s ability to create sustainable growth.

The following table sets forth the corporate performance metric target levels approved by the Compensation Committee and the Board in June 2021 and the actual levels achieved, calculated in accordance with the FY22 Bonus Plan.

Levels	Non-GAAP EPS(1)		Revenue (millions)

Threshold	$1.71		$835

Target	$1.77	(2)	$850

Maximum	$1.77		$865

Actual	$1.84		$855.6

(1)

Non-GAAP adjustments eliminate the GAAP effects of: (i) acquisitions by adding back deferred revenue revaluation and removing expenses related to the amortization of acquired intangible assets; (ii) share-based compensation; (iii) acquisition related-depreciation; (iv) compensation for post-combination services; (v) business development and integration costs; (vi) expenses tied to implementing new accounting standards; (vii) restructuring costs; (viii) reserved legal expenses related to a civil judgment; (ix) loss on extinguishment of debt; (x) change in fair value of contingent consideration; and (xi) income and expenses associated with transitional services agreements, all net of related income tax effects.

For the specific detail on the value of non-GAAP EPS, please refer to Appendix A.

(2)	Our target non-GAAP EPS was set at the high end of our guidance, and therefore, we elected to not adopt a different maximum payout target.

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Compensation Discussion and Analysis

Individual Performance Goals and Achievement

The following tables present each NEO’s fiscal year 2022 individual performance goals, and each goal’s associated weight for achievement calculation. Except as provided below, the Compensation Committee determined the goals were either fully or largely achieved by each NEO other than the CEO, and the Board determined the goals were largely achieved by our CEO.

Anil K. Singhal, CEO

Goal 1	Achieve non-GAAP EPS at the high end of our guidance range of $1.71 to $1.77 per share and non-GAAP revenue at the mid-point of our guidance range of $835 million to $865 million.

Weight	50%

Outcome	Overachieved. Non-GAAP EPS of $1.84 per share, well above the high end of our guidance range, and non-GAAP revenue of $855.6 million, at the mid-point of our guidance range.

Goal 2	Develop and launch a three-year strategic operating plan to advance the Company’s business model.

Weight	20%

Outcome	Fully achieved

Goal 3	Launch the “NetScout Without Borders” strategy, targeting an established revenue run rate, which plan is capable of being reviewed on an annual basis.

Weight	15%

Outcome	Fully achieved

Goal 4	Build leadership and employee support and enthusiasm for “NetScout Without Borders” and for the Company’s future by engaging with employees to explain our Company goals and implementation plans and defining each employee’s role, as evidenced by employee surveys.

Weight	15%

Outcome	Fully achieved

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Compensation Discussion and Analysis

Michael Szabados (COO)

Goal 1	Achieve non-GAAP EPS at the high end of our guidance range of $1.71 to $1.77 per share and non-GAAP revenue at the mid-point of our guidance range of $835 million to $865 million.

Weight	50%

Outcome	Overachieved. Non-GAAP EPS of $1.84 per share, well above the high end of our guidance range, and non-GAAP revenue of $855.6 million, at the mid-point of our guidance range.

Goal 2	Develop and launch a three-year strategic operating plan to advance the Company’s business model.

Weight	20%

Outcome	Fully achieved

Goal 3	Drive NetScout’s cybersecurity leadership perception in our served markets in support of the “NetScout Without Borders” plan by increasing “share-of-voice” from under 3% to over 5% and increasing enterprise security press coverage by 15%.

Weight	15%

Outcome	Fully achieved. NetScout’s “share-of-voice” increased from under 3% to over 5% during fiscal year 2022 and our enterprise security press coverage increased by 120%.

Goal 4	Develop and launch a multi-year management development plan to support and complement our
“NetScout Without Borders” initiative, targeting succession planning, skills upgrading, increasing engagement and cohesion, and developing behaviors that align with Company culture and values. Define “successor candidates” and deploy targeted training to identified employees, ensuring that at least 80% of employees that report directly to a NEO complete this training in fiscal year 2022.

Weight	15%

Outcome	Fully achieved

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Compensation Discussion and Analysis

John W. Downing (EVP Worldwide Sales)

Goal 1	Achieve non-GAAP EPS at the high end of our guidance range of $1.71 to $1.77 per share and non-GAAP revenue at the mid-point of our guidance range of $835 million to $865 million.

Weight	50%

Outcome	Overachieved. Non-GAAP EPS of $1.84 per share, well above the high end of our guidance range, and non-GAAP revenue of $855.6 million, at the mid-point of our guidance range.

Goal 2	Develop and launch a three-year strategic operating plan to advance the Company’s business model.

Weight	20%

Outcome	Fully achieved

Goal 3	Achieve a first-year sales targets of our “NetScout Without Borders” three-year plan.[1]

Weight	30%

Outcome	Fully achieved

[1]	We are not disclosing the sales targets due to confidentiality and competitive concerns.

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Compensation Discussion and Analysis

Jean Bua (EVP and CFO)

Goal 1	Achieve non-GAAP EPS at the high end of our guidance range of $1.71 to $1.77 per share and non-GAAP revenue at the mid-point of our guidance range of $835 million to $865 million.

Weight	50%

Outcome	Overachieved. Non-GAAP EPS of $1.84 per share, well above the high end of our guidance range, and non-GAAP revenue of $855.6 million, at the mid-point of our guidance range.

Goal 2	Develop and launch a three-year strategic operating plan to advance the Company’s business model.

Weight	20%

Outcome	Fully achieved

Goal 3	Develop metrics for internal reporting and investor relations to measure and communicate progress of our OMNIS strategy by the end of September 2021.

Weight	15%

Outcome	Fully achieved

Goal 4	Develop and implement a capital structure plan for the Company by the end of December 2021.

Weight	15%

Outcome	Fully achieved by refinancing NetScout’s credit facility prior to the end of December 2021.

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Compensation Discussion and Analysis

Annual Incentive Bonus Payout Amounts

Below are each NEO’s target and approved payouts under the FY22 Bonus Plan based on the achievements set forth above.

Named Executive Officer	Target Fiscal Year 2022 Annual Incentive Payout	Percent of Target Payout Awarded	Actual Fiscal Year 2022 Annual Incentive Payout

Anil K. Singhal	$523,619	138.6%	$725,611

Michael Szabados	$264,010	138.6%	$365,854

John W. Downing (1)	$182,887	138.6%	$253,439

Jean Bua	$242,032	138.6%	$335,398

(1)

Mr. Downing’s annual cash incentive compensation for fiscal year 2022 consisted of two components: (1) an annual incentive bonus award with a target payout level of 63% of his base salary based on achievement of the metrics under FY22 Bonus Plan; and (2) an annual sales commission with a target payout level of 54% of his base salary based on his sales performance. In addition to his payout under FY22 Bonus Plan reflected in this table, Mr. Downing also earned a sales commission of $154,158, representing 52.8% of his base salary, based on his sales performance during fiscal year 2022. Mr. Downing’s commission incentive plan is based on an individual revenue quota. We are not disclosing the payout formulas used due to confidentiality and competitive concerns.

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Compensation Discussion and Analysis

Long-Term Equity Awards

Long-Term Incentives

In fiscal year 2022, we used the following vehicles to ensure that our Long-Term Incentive Program (“LTI Program”) was balanced, performance-focused, and supportive of its objectives over a three-year period:

◾	PSUs granted under our LTI Program support the objectives of linking realized value to the achievement of critical performance objectives and stockholder alignment. Earning shares of our common stock under our LTI Program is based on achievement of long-term returns to stockholders as measured by NetScout’s total shareholder return, or TSR, relative to that of the Russell 2000 Index (“rTSR”), measured over a three-year period.

◾	RSUs are used to keep our executive officers focused on the absolute performance of NetScout’s stock price. We believe RSUs encourage behavior and initiatives that support sustained long-term stock price growth and have retentive value, which benefits all stockholders.

To further align our NEOs’ compensation with stockholder value, the Compensation Committee, for our NEOs other than our CEO, and the Board, for our CEO, provided approximately 40% of each NEO’s fiscal year 2022 target long-term incentive opportunity in the form of PSUs. The Compensation Committee and the Board believe that the PSUs promote stockholder alignment and create an unambiguous link between compensation of our NEOs to long-term value creation since the payout is directly linked to the Company’s long-term total shareholder appreciation relative to the Russell 2000 Index. Further, these PSUs cliff-vest upon the conclusion of a three-year performance period, and potential payouts are capped at 100% of the target achievement.

The Compensation Committee, based on input from its compensation consultant, concluded that use of the Russell 2000 Index was an appropriate benchmark given the broad-based nature of the index, and because the Russell 2000 Index represents a robust, broad representation of the potential opportunity cost of investing in the Company from an investor’s perspective.

Although the number of RSUs awarded to our NEOs in fiscal year 2022 decreased by 10% year-over-year, the addition of the PSU awards increased each NEO’s total target long-term incentive opportunity by approximately 51%.

Performance Stock Units Granted in Fiscal Year 2022

The PSUs are wholly “at risk” compensation as our performance must be at or above the threshold of the rTSR metric for the award recipients to earn any shares of our common stock subject to their PSUs. The PSUs will be measured over and paid out after a three-year performance period, beginning on June 4, 2021 and ending on June 3, 2024 (the “PSU Measurement Period”). A 30 trading-day averaging period will be used to determine the beginning and ending stock price values used to calculate the TSR of NetScout and the Russell 2000. Our rTSR will be calculated at the end of the PSU Measurement Period by subtracting the TSR of the Russell 2000 Index from NetScout’s TSR, and rounding to the nearest whole number. For every percentage point that NetScout’s TSR is below the target performance level, the payout of shares will be reduced by 2%. The Compensation Committee did not establish an absolute TSR target as it believed that performance would be best measured on a relative basis against the Russell 2000 Index. The payout of shares resulting from the PSUs cannot be more than 100% of the NEO’s target amount.

		Payout as % of Target

Threshold	44 percentage points below Russell 2000 Index	2%

Target/Maximum	5 percentage points above the Russell 2000 Index	100%

Restricted Stock Units Granted in Fiscal Year 2022

The Compensation Committee, for our NEOs other than our CEO, and the Board, for our CEO, grants RSU awards for retention purposes as they provide payout opportunity to the NEOs only if they remain employed through the applicable vesting dates. The payout opportunity is directly linked with stockholder value and executive efforts over a multi-year time frame. Subject to continued service to NetScout through the applicable vesting date, RSUs vest in four equal installments beginning on the first anniversary of the grant date.

The following table shows the long-term incentive awards granted in fiscal year 2022 to the NEOs.

Name	Performance Stock Units	Restricted Stock Units	Total	Grant Date Fair Value

Anil K. Singhal	36,000	54,000	90,000	$2,504,520

Michael Szabados	21,000	31,500	52,500	$1,460,970

John W. Downing	18,000	27,000	45,000	$1,252,260

Jean Bua	18,000	27,000	45,000	$1,252,260

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Compensation Discussion and Analysis

Post-Termination Compensation

Post-Termination Terms

Anil K. Singhal

Mr. Singhal’s 2007 employment agreement provides that if any of the following three events occur—(1) NetScout terminates Mr. Singhal’s employment for any reason other than due cause (as defined in the agreement), (2) Mr. Singhal terminates his employment for any reason at any time following the consummation of a sale of NetScout, or (3) upon the death or disability of Mr. Singhal—then Mr. Singhal, or his estate, is entitled to receive in a lump sum a payment equal to the net present value of $16,208 per month for a period of seven years. If Mr. Singhal terminates his employment with NetScout for any reason prior to the consummation of a sale of NetScout, he is entitled to such lump sum payment for seven years. Mr. Singhal will also receive continued health and dental benefits during such period. Mr. Singhal’s severance benefits, including health and dental benefits, are fully vested, and we have projected its future payments for this unfunded obligation at approximately $1.4 million in the aggregate.

Other Named Executive Officers

In May 2012, NetScout entered into amended and restated severance agreements with its NEOs, other than its CEO. These agreements are intended to help NetScout retain key executives and to reinforce the continued attention and dedication of management in the event of a change of control and to provide protection so that such executives can act in the best interests of NetScout without distraction. For each of the NEOs, other than the CEO, the amended and restated severance agreements provide certain payments in the event that such executive officer is terminated without cause (as defined in the applicable agreement) or resigns for good reason (as defined in the applicable agreement) at any time prior to a change in control of NetScout (as defined in the applicable agreement) or within one year thereafter. In such event, such executive officer will receive 12 months of his or her then-current salary, and if such termination occurs after a change of control, such executive officer will also receive a prorated amount of his or her annual incentive bonus target, based on the months elapsed in such year that in any event will not be less than 50% of his or her annual incentive bonus target and accelerated vesting of any outstanding unvested equity awards under the NetScout Systems, Inc. Amended and Restated 2007 Equity Incentive Plan (the “2007 Plan”) and the 2019 Plan, or any successors thereto, that would have vested or become exercisable within one year of such termination.

With respect to the severance agreement with Mr. Downing, if such termination occurs after a change of control, such payments will also include accrued but unpaid sales commissions plus a prorated amount of his maximum target sales commissions (without double counting for previously paid commissions) that in any event will not be less than 50% of his maximum target sales commissions.

Each of the amended and restated severance agreements listed above contains one-year automatic renewal terms unless NetScout or the respective executive officer elects not to renew the agreement.

The agreements also contain forfeiture provisions requiring repayment of severance amounts if it is ultimately determined that the executive officer committed certain prohibited conduct while employed by NetScout or materially breached any of the executive officer’s agreements with NetScout.

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Compensation Discussion and Analysis

Other Benefits

Acceleration Upon Death or Disability

Under the 2019 Plan, consistent with the practice of many of our peers and to encourage our employees to remain employed with us, unless specifically provided otherwise in the applicable award agreement, if a participant’s service relationship with us or any of our affiliates terminates as a result of the participant’s death or disability, each of the participant’s awards will become fully vested (and exercisable, if applicable) as of the date of such termination, to the extent that such awards are outstanding and unvested as of such date.

General Health, Welfare, and Other Benefit Plans

Our NEOs are eligible to participate in a variety of employee benefit plans on the same terms as our other employees, including medical, dental and vision plans, our tax-qualified 401(k) plan, and our stock purchase plan.

One exception to this broad-based eligibility is that executive officers at the vice president level and above are eligible for life insurance policies that provide for three times cash compensation (salary and annual incentive bonus target) up to a $1.5 million cap with evidence of insurability, which differs from the two times salary and annual incentive bonus target and $750,000 cap available to non-sales employees and two times salary and commission and $750,000 cap available to sales employees.

We believe these benefits are consistent with benefits provided by our peer group and help us to attract and retain high-quality executives.

Perquisites and Other Benefits

In fiscal year 2022, our CEO was provided Company-paid automobile allowances and estate and charitable foundation planning, and both our CEO and our COO were offered allowances for tax preparation services. We believe that it is important to compensate our executive officers for these expenses to allow our NEOs to concentrate on their responsibilities and our future success while offering a competitive benefit.

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Compensation Discussion and Analysis

Fiscal Year 2023 Compensation Decisions

While our stockholders have not expressed major concerns with our executive compensation program, and our NEO compensation while competitive is not extravagant, our Compensation Committee and Board continue to refine our executive compensation program to ensure alignment with our core organizational goals and promote long-term value creation for our stockholders. Such changes include structuring our fiscal year 2023 executive bonus plan to, among other things, use only objectively measurable financial and strategic goals that focus on shared Company performance and not to include goals tied to individual achievement. Our existing financial goals of revenue and non-GAAP EPS, which are intended to drive both short- and long-term performance, remain key components of our executive incentive plan, with the inclusion of a core strategic goal as set out below.

Base Salaries

The Compensation Committee, with respect to the NEOs other than the CEO, and the Board, with respect to the CEO, have not yet approved any changes to base salary for fiscal year 2023. Changes to base salary for fiscal year 2023, if any, will be made on a future date consistent with practices in past fiscal years.

Annual Incentive Bonus Awards

After consideration of feedback from stockholders as well as the practices of our peers and with consideration of alignment with our core organizational goals and long-term value creation, our Compensation Committee, with respect to the NEOs other than the CEO, and the Board, with respect to the CEO, approved the below shared financial metrics that will be used to calculate the fiscal year 2023 executive bonus amounts (the “FY23 Bonus Plan”).

As in the past, the Company must first achieve the non-GAAP EPS target as a threshold performance metric, before any Company-wide bonus accruals are made for the fiscal year. Only after the non-GAAP EPS threshold target is met will the Company accrue bonus and the NEOs be eligible for any bonus payment, absent extraordinary circumstances.

Levels	Non-GAAP EPS	Total Revenue (millions)	Cyber Security Revenue Growth (%)(1)

Minimum	$1.97	$895	5%

Maximum	$2.03	$925	10%

(1)	Revenue growth generated from sale of cybersecurity products measured on a year-over-year basis.

The Compensation Committee and the Board believe that these three performance measures correlate strongly with stockholder value and that using this combination of metrics provides an effective way to measure our NEOs’ collective ability to create sustainable growth and profitability. The Compensation Committee and the Board set the fiscal year 2023 performance metrics at levels meaningfully above our fiscal year 2022 performance.

For purposes of the FY23 Bonus Plan, the performance metrics were weighted as follows: non-GAAP EPS, 60%; Revenue, 30%; and Cybersecurity Revenue, 10%. The bonus percentage attainment included in the above metrics ranges from 50% to 100%. Deviations from these percentages are at the discretion of the Compensation Committee or the Board.

FY23 Executive Bonus Plan Performance Metric	Weight (%)

non-GAAP EPS	60%

Revenue	30%

Cybersecurity Revenue	10%

Long-Term Equity Awards

The Compensation Committee, with respect to the NEOs other than the CEO, and the Board, with respect to the CEO, have not yet approved equity awards for fiscal year 2023.

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Compensation Discussion and Analysis

Executive Compensation Review and Process

General

The Compensation Committee meets at least four times annually to coincide with regularly scheduled Board meetings and usually holds several additional meetings during the year. The Compensation Committee met eight times during fiscal year 2022. Each year, the Compensation Committee reviews compensation objectives and practices in connection with the annual review and approval of executive officer compensation. The Compensation Committee exercises discretion and has ultimate authority with respect to executive compensation matters, except in the case of the compensation of the CEO, which is approved by the full Board after receiving a recommendation from the Compensation Committee.

Role of Senior Management

The Compensation Committee views the compensation determination process as an important opportunity to engage in strategic discussions with the CEO on the appropriate factors and criteria that should be focused on for the attainment of long-term stockholder value. Our CEO often participates in discussions and deliberations regarding the compensation of our executive officers, and he provides recommendations with respect to such executives. The other executives do not play a role in determining their compensation other than in discussing their performance with the CEO and the COO, who makes his own recommendations to the CEO for the CEO’s consideration. The COO has no role in determining his own compensation other than providing the CEO with an assessment of his own performance. Our CEO is not present and does not participate in discussions or deliberations regarding his own compensation, performance, or objectives, whether at the Compensation Committee or Board meetings.

Role of Compensation Consultants

In fiscal year 2022, our Compensation Committee engaged Pay Governance, an independent compensation consulting firm, to assist with peer group analysis and to collect compensation information pertaining to executive compensation matters. The Compensation Committee has determined that Pay Governance is free from conflicts of interest.

Use of Third-Party Data/Peer Group Data

The Compensation Committee determines and periodically reevaluates our peer group based on the following criteria: revenue, market capitalization, net income, number of employees, and similar industry/related technology.

The Compensation Committee considers peer group data as one of several factors when examining and making decisions about executive compensation. The Compensation Committee believes the data is helpful but considers such information as part of a range of factors in determining appropriate compensation levels, including individual performance, role expertise, experience, recruiting needs, internal equity, retention requirements, succession planning, and best compensation governance practices. Generally, peer group data is used to compare the compensation of our executive officers with that of the executive officers of our peer group companies. The comparison is not intended to determine compensation in any formulaic way. Please see “Fiscal Year 2022 Peer Group” below for more information.

Evaluation of Executive Performance

The Compensation Committee reviews annually, over a series of meetings, the performance and compensation of each of our executive officers. The Compensation Committee takes into account our financial performance and future expectations, individual performance and experience, and overall compensation levels. The Compensation Committee has not typically assigned specific weights, formulas, or rankings to these factors, but instead makes a determination based on consideration of all of these factors as well as the progress made with respect to our long-term goals and strategies, except that, with respect to individual performance goals, weights are assigned to each NEO’s individual performance goals which are considered generally as part of the Compensation Committee’s evaluation of performance. Further, the Compensation Committee does place greater emphasis on the achievement of our overall corporate financial targets in making its determinations and considers those financial targets as shared objectives for all executives.

For those individual performance goals that are capable of direct measurement, the Compensation Committee considers the percentage of goal achievement during the year, which takes into account both internal and external factors affecting NetScout. For goals that are qualitative in nature or do not lend themselves to direct financial or numerical measurement, the Compensation Committee relies primarily on its judgment, knowledge of the business, and information obtained through interactions with management throughout the year, recognizing that the degree of achievement of qualitative criteria can still be assessed.

Establishing Performance Goals

The corporate performance goals and the individual performance goals are normally set shortly after the beginning of each fiscal year. Discussions of the next fiscal year’s goals typically begin during the fourth quarter of the current fiscal year, in conjunction with management’s development of proposed strategic and operating plans and a proposed budget for the next fiscal year. The Compensation Committee recommends to the Board and the Board establishes goals for executive officers consistent with NetScout’s strategic plan, financial goals, and operating budget for the year. Accordingly, the Compensation Committee and the Board generally have the expectation that achievement of the established performance goals will be challenging but achievable.

With respect to corporate performance goals, the Compensation Committee establishes a threshold performance goal, which is typically a profitability (non-GAAP EPS) target, which we must

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Compensation Discussion and Analysis

achieve before full Company-wide bonus accruals are made for the fiscal year. NetScout typically focuses its profitability target on our publicly communicated EPS guidance for the fiscal year. In the event that EPS performance falls below guidance, the total Company-wide bonus pool will generally be reduced to zero if necessary.

In the event of over-performance with respect to profitability, either due to higher revenue, changes in product mix, decisions to reduce investment in certain areas, or unanticipated one-time events such as tax refunds, the additional funds will be allocated between a NetScout-wide bonus pool and stockholders in the form of increases to EPS.

In addition, the CEO works with each NEO to establish individual performance goals and then presents proposed goals for each

NEO to the Compensation Committee for review and evaluation. The Compensation Committee in the case of our NEOs other than our CEO, and the Board in the case of our CEO,provides advice and comments on each NEO’s individual performance goals and approves the final goals. The Compensation Committee believes that the CEO should initially evaluate and report to the Compensation Committee the day-to-day performance of the executives who report to him. As such, the Compensation Committee considers the advice of the CEO in making its own evaluation and assessment of such executives.

The Compensation Committee makes a determination of each executive’s compensation based on consideration of all of these factors as well as the progress made with respect to our long-term goals and strategies.

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Compensation Discussion and Analysis

Fiscal Year 2022 Peer Group

Peer Group

As one of the considerations in its deliberations on compensation matters, the Compensation Committee reviews competitive market data for executive compensation levels from a peer group of companies. While the Compensation Committee believes it is in the best interests of our stockholders to ensure that our executive compensation is competitive with that of other companies of similar size and complexity, the Compensation Committee does not use peer group data to set compensation levels at specific percentiles.

Consistent with industry best practices, peer companies are identified based on comparability to NetScout across a range of factors, including revenue, market capitalization, net income, number of employees, and similar industry/related technology. We also seek to maintain a sufficient number of companies in our peer group to provide robust market comparisons.

In selecting the peer group, the Compensation Committee generally targets companies with revenues and market capitalizations ranging from approximately 0.4 to 2.5 times that of NetScout. For fiscal year 2022, our peer group was revised to exclude Forescout Technologies, Inc., which was acquired by Crosspoint Capital Partners LP, and Splunk Inc. based on revenue and market capitalization considerations. For fiscal year 2022, we also included BlackBaud, Inc., SecureWorks Corp., and Calix, Inc. based on their comparability in terms of revenue, market capitalization, employees, and technology focus. After making these adjustments, NetScout’s revenue and market capitalization are 17% and 35% below the peer median, respectively.

NetScout’s Peer Group For Fiscal Year 2022

BlackBaud, Inc.	Infinera Corporation	Tenable Holdings, Inc.

Box, Inc.	National Instruments Corp.	Verint Systems Inc.

Calix, Inc.	NETGEAR, Inc.	VeriSign, Inc.

Commvault Systems, Inc.	PTC Inc.	ViaSat Inc.

Extreme Networks Inc.	Rapid7, Inc.	Viavi Solutions Inc.

F5, Inc.	SecureWorks Corp.

FireEye, Inc.	Synchronoss Technologies, Inc.

We have not made any changes to our peer group for fiscal year 2023.

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Compensation Discussion and Analysis

Regulatory Requirements and Risk Management

Tax Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1 million (per individual) on the amount of compensation that we may deduct as a business expense in any year with respect to our “covered employees” (as defined under Section 162(m) of the Code), which includes certain of our most highly paid executive officers. The Compensation Committee considers the deductibility of compensation as one factor in determining executive compensation. However, the Compensation Committee retains the discretion to award compensation that is not deductible as it believes that it is in the best interests of our stockholders to maintain flexibility in our approach to executive compensation in order to structure a program that we consider to be the most effective in attracting, motivating, and retaining key executives.

Other Key Regulations Affecting Compensation Plans

Post-termination compensation is designed to minimize the effect of additional taxes imposed by Section 409A of the Code.

Management of Risk

Following review and discussion, the Compensation Committee believes that any risks arising from our compensation policies and practices for our employees will not have a material adverse effect on NetScout. In addition, the Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks. The considerations which led the Compensation Committee to this conclusion include the following:

◾	We provide executives with a reasonable base salary. We believe these base salary levels mitigate risk-taking behavior by providing reasonable predictability in the level of income earned by each executive and alleviating pressure on executives to focus exclusively on stock price performance to the detriment of other important business metrics.

◾	We use a mixture of compensation elements that is intended to discourage short-term risk taking. Further, the executive team overall has a long tenure and significant experience, enabling it to deal with business cycles.

◾	Short-term incentives in the form of annual incentive bonus payouts are established at 100% of the target amount only after NetScout meets or exceeds a threshold profitability target. The Compensation Committee or the Board then determines whether, in the Compensation Committee’s or the Board’s discretion, performance or other criteria warrants a higher or lower payout, but in no event will short-term incentive payments be more than 200% of an officer’s target. The Compensation Committee believes this process mitigates the likelihood that our executives will take excessive risks.

◾	Equity incentive awards are generally granted annually and generally vest over four years, so executives have a significant number of unvested awards that could decrease significantly in value if our business is not managed for the long-term. In fiscal year 2022, we granted executives PSUs that may only vest ay the end of a three-year performance period based upon NetScout’s total shareholder return relative to that of the Russell 3000 Index. We have Stock Holding Guidelines designed to reinforce that long-term view.

◾	We have a robust system of internal controls and a comprehensive compliance program, which includes extensive training of all employees, which promotes a culture of ethical behavior and compliance, as well as an appropriate attitude toward risk-taking. The Compensation Committee retains discretion to adjust compensation based on adherence to our values and compliance with programs, among other things.

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Compensation Discussion and Analysis

Policies for Compensation Risk Mitigation

Stock Ownership Policy

Our Stock Ownership Policy is designed to encourage our executive officers and Directors to achieve and maintain a significant equity stake in NetScout to closely align their interests with those of our stockholders. The Stock Ownership Policy requires that our CEO accumulate and hold, within four years from appointment to his position, an investment level in our common stock equal to four times his annual base salary. The Stock Ownership Policy also requires that our COO accumulate and hold, within four years from appointment to his position, an investment level in our common stock equal to three times his annual base salary and other Company officers who are executive vice presidents accumulate and hold, within four years from appointment to their respective executive officer positions, an investment level in our common stock equal to twice their annual base salary. Please see “Director Compensation” above for a discussion regarding the ownership guideline that applies to our outside Directors.

Title	Ownership Guidelines(1)

Chief Executive Officer	4x annual base salary

Chief Operating Officer	3x annual base salary

Officers who are Executive Vice Presidents	2x annual base salary

Directors	4x annual board retainer

(1)

The ownership guideline for each participant will be converted into a number of shares on the first day of each fiscal year based on the average closing price of a share of NetScout stock for the previous fiscal year.

The Compensation Committee is responsible for monitoring compliance with the guidelines. As of March 31, 2022, each officer had met the requirements of the Stock Ownership Policy.

Prohibition on Hedging, Pledging, and Insider Trading

Our Amended and Restated Insider Trading and Trading Window Policy expressly states that our Directors, officers, and employees are prohibited from trading in derivative securities of NetScout at any time. This prohibition includes purchasing any financial instrument or entering into any transaction that is designed to hedge or offset any decrease in the market value of our common stock or other equity securities, including, but not limited to, put options, call options, exchange funds, prepaid variable forward contracts, equity swaps, collars, and other derivative instruments, as well as through the establishment of a short position in NetScout securities. In addition, the policy prohibits short sales and pledges of NetScout securities, the purchase of NetScout securities on margin, and the purchase or sales of NetScout securities while in possession of material nonpublic information.

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The Compensation Committee has reviewed the Compensation Discussion and Analysis portion of this Proxy Statement and discussed such section with management. Based on its review and discussions and its ongoing involvement with executive compensation matters, the Compensation Committee recommended to the Board that the CD&A portion of this Proxy Statement be included in NetScout’s proxy statement and incorporated into NetScout’s Annual Report on Form 10-K for the fiscal year ended March 31, 2022. This report is provided by the following independent Directors, who comprise the Compensation Committee:

Vivian Vitale, Chair

Robert E. Donahue

John R. Egan

Alfred Grasso

Susan Spradley

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None of Mses. Vitale or Spradley or Messrs. Donahue, Egan, or Grasso was, during the past fiscal year, an officer or employee of NetScout or any of our subsidiaries, was formerly an officer of NetScout or any of our subsidiaries, or had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. During the past fiscal year, none of our executive officers served as:

◾

A member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, of whose executive officers served on our Compensation Committee;

◾	A director of another entity, one of whose executive officers served on our Compensation Committee; or

◾

A member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as one of our Directors.

The material in this report is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Exchange Act, other than the Company’s Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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The following summary compensation table sets forth the total compensation paid or accrued for the last three fiscal years to our NEOs.

Summary Compensation Table for Fiscal Year 2022

Name and Principal Position	Fiscal Year	Salary($)(1)	Stock Awards(2)($)	Non-Equity Incentive Plan Compensation(3)($)	All Other Compensation(4)($)	Total($)

Anil K. Singhal	2022	577,500	2,504,520	725,611	100,791	3,908,422
Chairman, Chief Executive Officer, and President	2021	525,000	1,653,000	657,618	91,129	2,926,747
	2020	518,750	1,580,400	633,800	83,359	2,816,309

Michael Szabados	2022	423,500	1,460,970	365,854	22,504	2,272,828
Chief Operating Officer	2021	385,000	964,250	313,152	21,064	1,683,466
	2020	378,750	921,900	327,016	28,531	1,656,197

Jean Bua	2022	390,500	1,252,260	335,398	14,510	1,992,668
Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer	2021	355,000	826,500	320,857	15,419	1,517,776
	2020	348,750	790,200	301,014	20,245	1,460,209

John W. Downing(5)	2022	291,500	1,252,260	407,597	16,666	1,968,023
Executive Vice President, Worldwide Sales Operations	2021	265,000	826,500	333,246	15,223	1,439,969
	2020	258,750	790,200	355,433	15,461	1,419,844

(1)	Includes salary earned during the fiscal year.

(2)

This column was prepared assuming none of the PSUs and RSUs will be forfeited. The amounts reflected in this column do not reflect actual value realized by the NEO but represent the aggregate grant date fair value of the PSU and RSU awards. The fair value of PSU and RSU awards is based on the intrinsic value of the awards at the date of grant, as the awards have a purchase price of $0.01 per share. In all cases, the amounts reflected above for PSU awards represent the maximum fair value of the performance-based portion of such awards as of the date of grant, assuming payout were to occur based on the achievement of maximum performance. The grant date fair value of all RSU awards granted was computed in accordance with FASB ASC Topic 718. The grant date fair value of all PSU awards was determined under FASB ASC Topic 718 using a Monte Carlo simulation model which simulates a range of possible future stock prices and estimates the probabilities of the potential payouts.

(3)	The amounts listed in the “Non-Equity Incentive Plan Compensation” column reflect the annual cash awards paid under the annual bonus plan for performance in the applicable fiscal year.

(4)

Includes 401(k) contributions made by NetScout on behalf of the NEO. See the All Other Compensation Table below for additional information. The present value of Mr. Singhal’s retirement benefits remained the same at $1,237,949 in fiscal year 2022.

(5)

The information presented for Mr. Downing under the “Non-Equity Incentive Plan Compensation” column consists of sales commissions and annual incentive bonus awards for the fiscal years ended March 31, 2022, 2021, and 2020.

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Compensation and Other Information Concerning Executive Officers

All Other Compensation Table for Fiscal Year 2022

Name	Fiscal Year	Car Usage($)	Financial and Charitable Planning($)	Tax Preparation ($)	401(k) Match($)	Supplemental Life Insurance($)	Total($)

Anil K. Singhal	2022	18,018	15,761	47,250	9,094	10,668	100,791

Michael Szabados	2022	—	—	1,188	8,989	12,327	22,504

Jean Bua	2022	—	—	—	8,966	5,544	14,510

John W. Downing	2022	—	—	—	9,181	6,485	16,666

Grants of Plan-Based Awards in Fiscal Year 2022

The following table sets forth grants of plan-based awards to each of our NEOs for the fiscal year ended March 31, 2022:

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards				Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All other Stock Awards: Number of shares of stock or units(#)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Grant Type	Threshold ($)	Target ($)		Maximum ($)(1)	Threshold (#)	Target (#)	Maximum (#)

Anil K. Singhal	6/4/21	RSU								54,000	1,625,400
	6/4/21	PSU					720	36,000	—		879,120
	6/4/21	Cash	—	523,619		1,047,238

Michael Szabados	6/4/21	RSU								31,500	948,150
	6/4/21	PSU					420	21,000	—		512,820
	6/4/21	Cash	—	264,010		528,020

Jean Bua	6/4/21	RSU								27,000	812,700
	6/4/21	PSU					360	18,000	—		439,560
	6/4/21	Cash	—	242,032		484,064

John W. Downing	6/4/21	RSU								27,000	812,700
	6/4/21	PSU					360	18,000	—		439,560
	6/4/21	Cash	—	341,012	(5)	523,899

(1)

Actual non-equity incentive plan awards are made based on various factors, including NetScout’s overall performance, as described more fully in the Compensation Discussion and Analysis. As described below, the possible award could exceed 100% of an individual’s target annual incentive bonus if NetScout exceeded its goals and the individual met or exceeded his or her individual performance goals, but in no event could any individual receive more than 200% of his or her target annual incentive bonus.

(2)

The reported PSUs were granted pursuant to the 2019 Plan and vest based on NetScout’s total shareholder return relative to that of the Russell 2000 Index, at the end of a three-year measurement period ending on June 3, 2024. For a summary of the performance vesting conditions for fiscal year 2022, see section titled “Equity Awards” above

(3)	The reported RSUs were granted pursuant to the 2019 Plan and vest in four equal annual installments with the first installment vesting on June 4, 2022.

(4)

Amounts shown represent the aggregate full grant date fair value calculated in accordance with FASB ASC 718. The grant date fair value of the RSU awards was calculated by multiplying the closing price of our common stock on the Nasdaq Global Select

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Compensation and Other Information Concerning Executive Officers

Market on the date of grant by the number of RSUs granted. The grant date fair value of all PSU awards was determined under FASB ASC Topic 718 using a Monte Carlo simulation model, which simulates a range of possible future stock prices and estimates the probabilities of the potential payouts. The fair value shown above may not be indicative of the value realized on the date the RSUs vest due to variability in the share price of our common stock.

(5)

Represents a target annual incentive bonus of $182,887 and target commission payment of $158,125. Mr. Downing can earn up to 200% of the annual incentive bonus portion of his non-equity incentive plan award.

Outstanding Equity Awards at Fiscal Year 2022 End Table

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested(#)(1)	Market Value of Shares or Units of Stock That Have Not Vested($)(2)	Equity incentive plan awards: Number of unearned shares, units, or other rights that have not vested (#)(3)	Equity incentive plan awards: Market or payout value of unearned shares, units, or other rights that have not vested ($)(4)

Anil K. Singhal	6/4/21	54,000	1,732,320

	6/4/21			36,000	1,154,880

	6/3/20	45,000	1,443,600

	7/30/19	30,000	962,400

	7/25/18	15,000	481,200

Michael Szabados	6/4/21	31,500	1,010,520

	6/4/21			21,000	673,680

	6/3/20	26,250	842,100

	7/30/19	17,500	561,400

	7/25/18	8,750	280,700

Jean Bua	6/4/21	27,000	866,160

	6/4/21			18,000	577,440

	6/3/20	22,500	721,800

	7/30/19	15,000	481,200

	7/25/18	7,500	240,600

John W. Downing	6/4/21	27,000	866,160

	6/4/21			18,000	577,440

	6/3/20	22,500	721,800

	7/30/19	15,000	481,200

	7/25/18	7,500	240,600

(1)

Represents RSUs that vest based on service. The reported RSUs that were granted prior to September 12, 2019, were granted pursuant to the 2007 Plan and vest in four equal annual installments with the first installment vesting on the one-year anniversary of the grant date, provided that for the RSUs granted in fiscal year 2019, the first installment vested on August 20, 2019. The reported RSUs that were granted after September 12, 2019, were granted pursuant to the 2019 Plan and vest in four equal annual installments with the first installment vesting on the one-year anniversary of the grant date.

(2)

Amounts shown represent the aggregate fair value of RSUs that remained unvested under the awards as of March 31, 2022. The market value of the RSU awards was calculated by multiplying the closing price of our common stock on the Nasdaq Global

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Compensation and Other Information Concerning Executive Officers

Select Market on March 31, 2022, by the number of RSUs that remained unvested as of that date. The value shown above may not be indicative of the value realized on the date the RSUs vest due to variability in the share price of our common stock.

(3)

The reported PSUs were granted pursuant to the 2019 Plan and vest based on NetScout’s total shareholder return relative to that of the Russell 2000 Index, at the end of a three-year measurement period ending on June 3, 2024. For a summary of the performance vesting conditions for fiscal year 2022. For a summary of the performance vesting conditions for fiscal year 2022, see section titled “Equity Awards” above.

(4)

Amounts shown represent the aggregate fair value of PSUs that remained unvested under the awards as of March 31, 2022. The market value of the PSU awards was calculated by multiplying the closing price of our common stock on the Nasdaq Global Select Market on March 31, 2022, by the target number of PSUs that remained unvested as of that date. The value shown above may not be indicative of the value realized on the date the PSUs vest due to variability in the share price of our common stock.

Option Exercises and Stock Vested in Fiscal Year 2022 Table

The following table sets forth option exercises and vested stock awards for each of our NEOs for the fiscal year ended March 31, 2022:

	Stock Awards
Name	Number of Shares Acquired on Vesting(#)	Value Realized on Vesting($)(1)

Anil K. Singhal	15,000	438,900

	15,000	426,750

	15,000	426,750

	15,000	426,750

Michael Szabados	8,750	256,025

	8,750	248,938

	8,750	248,938

	8,750	248,938

Jean Bua	7,500	219,450

	7,500	213,375

	7,500	213,375

	7,500	213,375

John W. Downing	7,500	219,450

	7,500	213,375

	7,500	213,375

	7,500	213,375

(1)	Value is calculated by multiplying the number of vested shares times the closing price of a share of our common stock on the vesting date.

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Compensation and Other Information Concerning Executive Officers

Employment and Other Agreements

Mr. Singhal assumed the role of Chairman of our Board, effective January 19, 2007. In conjunction with his additional responsibilities, we entered into a new employment agreement with Mr. Singhal, which provides that he will receive an annual base salary of at least $300,000. The employment agreement provides for automatic one-year renewals. During the term of this agreement, Mr. Singhal will also be eligible to receive an annual incentive bonus award based on Company performance and individual objectives. The employment agreement is terminable at will by either party and provides that if we elect not to renew the agreement for any reason, or if Mr. Singhal’s employment is terminated by us without due cause as defined in the agreement, by Mr. Singhal at any time following the consummation of a sale of NetScout, or upon the death or disability of Mr. Singhal, then Mr. Singhal, or his estate, is entitled to receive in a lump sum a payment equal to the net present value of $16,208 per month for seven years. If Mr. Singhal terminates his employment with us for any reason prior to the consummation of a sale of NetScout, he is entitled to such lump sum payment. Mr. Singhal will also receive continued health and dental benefits during such period.

We also entered into amended and restated severance agreements in May 2012, which were amended in January 2015, with our NEOs other than Mr. Singhal, each of which are described under the heading “Post-Termination Compensation” in the Compensation Discussion and Analysis.

Potential Payments Upon Termination or Change of Control

The table below sets forth the estimated amount of payments and other benefits each NEO would be entitled to receive upon the occurrence of the indicated event, assuming that the event occurred on March 31, 2022. The information is provided relative to the NEO’s termination or change of control arrangements as of the Record Date and assumes such arrangements were actually in effect as of March 31, 2022. The values relating to vesting of restricted stock unit awards are based upon a per share fair market value of our common stock of $32.08, the closing price reported on the Nasdaq Global Select Market on March 31, 2022. Actual payments made at any future date will vary based on various factors, including salary and annual incentive bonus levels, the vesting schedules of the various equity-based awards, and the price of our common stock at the time of termination or change of control. For purposes of the payments associated with a change of control set forth in following table, we have assumed that the respective NEO was terminated on March 31, 2022, and that such arrangements were actually in effect as of such date.

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Compensation and Other Information Concerning Executive Officers

Please refer to the heading “Post-Termination Compensation” in the Compensation Discussion and Analysis for a discussion of the particular terms of the applicable termination or change of control arrangements reflected in the table below.

Name	Termination Event*	Salary and Other Cash Payments ($)		Vesting of RSUs/PSUs ($)(5)	Health and Dental Benefits ($)

Anil K. Singhal	Termination without cause by NetScout at any time or termination by Mr. Singhal for any reason prior to or following a change of control	1,841,018	(1)	—	150,000

	Death or Disability	—	(2)	5,774,400	—

Michael Szabados	Termination without cause or resignation for good reason other than in the context of a change of control	423,500	(3)	—	—

	Termination without cause or resignation for good reason within one year following a change of control	687,510	(4)	1,094,730	—

	Death or Disability	—	(2)	3,368,400	—

Jean Bua	Termination without cause or resignation for good reason other than in the context of a change of control	390,500	(3)	—	—

	Termination without cause or resignation for good reason within one year following a change of control	632,532	(4)	938,340	—

	Death or Disability	—	(2)	2,887,200	—

John W. Downing	Termination without cause or resignation for good reason other than in the context of a change of control	291,500	(3)	—

	Termination without cause or resignation for good reason within one year following a change of control	632,512	(4)	938,340	—

	Death or Disability	—	(2)	2,887,200	—

*

All agreements include a clawback provision releasing the Company from its obligation to make additional payments and requiring the relevant executive to repay the Company for amounts paid in the event an investigation by the Company reveals the executive engaged in fraudulent, dishonest, or criminal acts. The agreements provide for notice and an opportunity to cure.

(1)	See description of Mr. Singhal’s employment arrangement under “Post-Termination Compensation” for details regarding these potential payments.

(2)

Upon death or disability, the 2019 Plan provides that if a participant’s service relationship with us or any of our affiliates terminates as a result of the participant’s death or disability, each of the participant’s awards will become fully vested (and exercisable, if applicable) as of the date of such termination, to the extent that such awards are outstanding and unvested as of such date. There were no outstanding stock options for the NEOs on March 31, 2022. For vesting of RSUs and PSUs, the amount shown in this column represents the fair market value of unvested RSUs and PSUs based on $32.08, the closing price for our common stock on March 31, 2022. The amount of PSUs was calculated at target.

(3)

Payments to be made in equal installments over a 12-month period following termination. In the event of death within the 12-month period, payments will be accelerated and made in a lump sum payment to the deceased’s estate within 30 days.

(4)

Represents a one-year current base salary plus the prorated amount of the officer’s annual incentive bonus target, based on the months elapsed in the year of termination (which may not be less than 50% of such officer’s annual incentive bonus target). This amount will be paid in equal installments over the 12-month period following termination.

(5)

Upon a termination without cause or a resignation for good reason within one year following a change in control, Ms. Bua and Messrs. Szabados and Downing are entitled to acceleration of certain unvested equity-based awards. All of such unvested equity-based awards with respect to such NEO are assumed to have accelerated as of March 31,2022. There were no outstanding stock options for the NEOs on March 31, 2022. For vesting of RSUs and PSUs, the amount shown in this column represents the fair market value of unvested RSUs and PSUs based on $32.08, the closing price for our common stock on March 31, 2022. The amount of PSUs was calculated at target.

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Compensation and Other Information Concerning Executive Officers

CEO Pay Ratio

Under SEC rules, we are providing information regarding the relationship between the annual total compensation of Mr. Singhal, in his role as CEO, and the annual total compensation of our “median employee.” For our last completed fiscal year, which ended March 31, 2022:

◾	The median of the annual total compensation of all employees (other than Mr. Singhal and including our consolidated subsidiaries) was approximately $132,816.

◾	Mr. Singhal’s annual total compensation, as reported in the Summary Compensation Table included in this Proxy Statement, was $3,908,422.

◾	Based on the above, for fiscal year 2022, the ratio of Mr. Singhal’s annual total compensation to the median of the annual total compensation of all employees was approximately 29.43 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended, and based upon our reasonable judgment and assumptions. The SEC rules do not specify a single methodology for identification of the median employee or calculation of the pay ratio, and other companies may use assumptions and methodologies that are different from those used by us in calculating their pay ratio. Accordingly, the pay ratio disclosed by other companies may not be comparable to our pay ratio as disclosed above.

Consistent with the process we adopted for prior fiscal years, we used the following methodology to identify our median employee.

◾	To determine our employee population, we included all full-time and part-time employees as of January 1, 2022.

◾	To identify our median employee from our employee population, we calculated the aggregate amount of each employee’s annual base salary or wages for fiscal year 2022, the actual value of annual incentive or commission bonus awards, as applicable, earned for fiscal year 2022, and the aggregate grant date fair value of equity awards granted in fiscal year 2022 (using the same methodology we use for estimating the value of the equity awards granted to our NEOs and reported in the Summary Compensation Table). Compensation paid in foreign currency was converted to U.S. dollars using a spot exchange rate.

◾	In making this determination, we annualized the compensation elements listed above for those employees who were employed by us for less than the entire fiscal year.

Once we identified our median employee, we calculated the median employee’s annual total compensation in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above.

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Compensation and Other Information Concerning Executive Officers

Pension Benefits Table for Fiscal Year 2022

The following table sets forth the payments or other benefits at, following, or in connection with retirement of our NEOs.

Name	Fiscal Year	Number of Years of Credited Service(#)	Present Value of Accumulated Benefit($)	Payments During Last Fiscal Year($)

Anil K. Singhal	2022	15.25	1,237,949	—

In January of 2007, we entered into an agreement with Mr. Singhal that provides that for each completed year of service after the date of such agreement during which Mr. Singhal has provided services to the Company, Mr. Singhal shall accrue the right to receive 1.5 years of retirement benefits, not to exceed seven years in total. Total future severance payments are projected at $1,400,000. Mr. Singhal’s retirement benefits also include a projected $150,000 in payments for future health benefits. These benefits are an unfunded obligation. The present value of Mr. Singhal’s retirement benefits remained the same at $1,237,949 in fiscal year 2022.

Non-Qualified Deferred Compensation for Fiscal Year 2022

We do not provide a non-qualified defined contribution plan or other deferred compensation plan to any of our NEOs and have therefore omitted this table.

Equity Compensation Plan Information

The following table sets forth securities authorized for issuance under our stock equity incentive plans as of fiscal year ended March 31, 2022:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted- average exercise price of outstanding options, warrants, and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)

Equity compensation plans approved by security holders (1)	4,627,934	0.00	6,033,337

Equity compensation plans not approved by security holders	—	—	—

Total	4,627,934	0.00	6,033,337

(1)

As of March 31, 2022, there were 4,627,934 shares of common stock subject to issuance upon the vesting of RSUs under the 2007 Plan, which was terminated in 2019, and under the 2019 Plan. As of March 31, 2022, there were 4,779,939 shares of common stock available for future issuance under the 2019 Plan and 1,253,398 shares of common stock available for future issuance under the 2011 Employee Stock Purchase Plan, including shares subject to purchase during the current offering period, which commenced on March 1, 2022 (the exact number of which will not be known until the purchase date on August 31, 2022).

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Introduction

The Board amended the NetScout Systems, Inc. 2019 Equity Incentive Plan (the “2019 Plan”) on July 8, 2022, subject to approval by our stockholders. Throughout this proxy statement, we refer to the 2019 Plan, as most recently amended by the Board, as the “Amended 2019 Plan.”

The Amended 2019 Plan contains the following material changes from the 2019 Plan:

◾	Increase in the number of shares. Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2019 Plan will not exceed 18,494,651 shares (plus the 2007 Plan Returning Shares (as defined below), as such shares become available from time to time), which is an increase of 7,000,000 shares over the aggregate number of shares of our common stock that may be issued under the 2019 Plan.

◾	Changes to fungible share counting ratio. The 2019 Plan currently contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the 2019 Plan will be reduced by: (i) one share for each share issued pursuant to a stock option or stock appreciation right with an exercise or strike price that is at least 100% of the fair market value of our common stock on the date of grant (an “Appreciation Award”) granted under the 2019 Plan; (ii) 2.76 shares for each share issued pursuant to an equity award that is not an Appreciation Award (a “Full Value Award”) granted under the 2019 Plan prior to September 10, 2020; and (iii) 2.32 shares for each share issued pursuant to a Full Value Award granted under the 2019 Plan on or after September 10, 2020. The Amended 2019 Plan retains such fungible share counting structure, except that the number of shares of our common stock available for issuance under the Amended 2019 Plan will be reduced by 2.34 shares for each share issued pursuant to a Full Value Award granted under the Amended 2019 Plan on or after August 24, 2022. The number of shares of our common stock available for issuance under the Amended 2019 Plan will be increased by: (i) one share for each share subject to an Appreciation Award that becomes available again for issuance under the terms of the Amended 2019 Plan and (ii) 2.34 shares for each share subject to a Full Value Award that becomes available again for issuance under the terms of the Amended 2019 Plan on or after August 24, 2022.

APPROVAL OF THE NETSCOUT SYSTEMS, INC. 2019 EQUITY INCENTIVE PLAN, AS AMENDED

Why We Are Asking Our Stockholders to Approve the Amended 2019 Plan

We are market leaders in highly competitive technology markets. To continue to fortify and extend our leadership, we must continue to attract and retain talented employees at all levels of our Company. Like many other technology companies, equity awards are a critical component of our compensation philosophy and our annual compensation structure. Having the ability to grant equity awards is essential for us to be able to attract, motivate, and retain a talented workforce.

We are seeking stockholder approval of the Amended 2019 Plan to increase the number of shares available for the grant of restricted stock unit awards and other equity awards by 7,000,000 shares, which will enable us to have a competitive equity incentive program to compete for and retain and reward key talent.

Approval of the Amended 2019 Plan by our stockholders will allow us to continue to grant restricted stock unit awards and other equity awards at levels determined appropriate by our Board or Compensation Committee. The Amended 2019 Plan will also allow us to further use a broad array of equity incentives in order to secure and retain the services of our employees and to continue to provide long-term incentives that align the interests of our employees with the interests of our stockholders.

Why You Should Vote for the Amended 2019 Plan

We Manage Our Equity Award Use Carefully, and Our Dilution and Burn Rate Are Reasonable

While we recognize that equity awards may have a dilutive impact on existing stockholders, we believe that we have demonstrated our ability to carefully manage the growth of our equity compensation program. In particular, we believe that our current level of dilution and the pace at which we grant equity awards (referred to as the “burn rate”) is reasonable and generally in line with those of our peer companies as demonstrated in the tables below. In fiscal year 2023, in addition to our historical practice of granting equity awards to senior management and executives, we began granting RSUs to all eligible employees throughout the Company, subject to applicable law. While our burn rate will increase, we believe that this new practice will help to attract and retain top talent in an increasingly tight labor market while also aligning all employees’ incentive with long-term stockholder value creation.

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Proposal 2

The following tables provide certain information regarding our equity incentive program:

As of the Record Date

Total number of shares of common stock subject to outstanding stock options	0

Total number of shares of common stock subject to outstanding full value awards	5,485,378

Total number of shares of common stock available for grant under the 2019 Plan (1)	1,212,723

Total number of shares of common stock outstanding	71,483,733

Per-share closing price of common stock as reported on Nasdaq Global Select Market	$33.64

(1)	As of the Record Date, there were no shares of common stock available for grant under any of our other equity incentive plans.

The following table shows our historical dilution and burn rate percentages.

	Fiscal Year 2020	Fiscal Year 2021	Fiscal Year 2022

Full Dilution (1)	13.01%	14.47%	11.28%

Gross Burn Rate (as discussed in greater detail below) (2)	2.74%	2.79%	2.87%

Net Burn Rate (3)	2.28%	2.53%	2.51%

(1)

Full Dilution is calculated as (shares available for grant + shares subject to outstanding equity awards)/(weighted average common stock outstanding + shares available for grant + shares subject to outstanding equity awards).

(2)	Gross Burn Rate is calculated as (shares subject to options granted + shares subject to other equity awards granted)/weighted average common stock outstanding.

(3)	Net Burn Rate is calculated as (the number of new stock awards granted, net of stock awards cancelled and forfeited)/weighted average common stock outstanding.

The following table provides detailed information regarding the activity of our 2019 Plan for fiscal years 2020, 2021, and 2022.

Fiscal Year	Option Granted(1)	Total Full- Value Awards Granted	Time- Based Full- Value Awards Granted	Performance- Based Full- Value Awards Granted(2)	Performance- Based Full- Value Awards Earned(3)

2022	0	2,121,937	2,028,937	93,000	0

2021	0	2,038,681	2,038,681	0	0

2020	0	2,062,110	2,062,110	0	0

(1)	We have not granted any option under the 2019 Plan through fiscal year end 2022.

(2)	Reflects the number of shares subject to performance-based full value awards granted during the applicable year, assuming achievement of performance goals at target levels.

(3)	Reflects the number of shares subject to performance-based full value awards that were earned during the applicable year.

The Size of Our Share Reserve Increase Request Is Reasonable

If this Proposal 2 is approved by our stockholders, then subject to adjustment for certain changes in our capitalization, we will have 7,000,000 new shares available for grant after the Annual Meeting. Absent any unforeseen circumstances and based on our anticipated grant practices and estimates, including our new practice of granting RSUs to all eligible employees discussed above, we expect to return to stockholders for additional shares in 2023.

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Proposal 2

The Amended 2019 Plan Combines Compensation and Corporate Governance Best Practices

The Amended 2019 Plan includes provisions from that are designed to protect our stockholders’ interests and to reflect corporate governance best practices. These provisions include the following:

◾	Repricing is not allowed. The Amended 2019 Plan prohibits the repricing of outstanding stock options and stock appreciation rights and the cancellation of any outstanding stock options or stock appreciation rights that have an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards under the Amended 2019 Plan without prior stockholder approval.

◾	Stockholder approval is required for additional shares. The Amended 2019 Plan does not contain an annual “evergreen” provision. The Amended 2019 Plan authorizes a fixed number of shares, so that stockholder approval is required to issue any additional shares, thereby allowing our stockholders to have direct input on our equity compensation programs.

◾	Fungible share counting structure. The Amended 2019 Plan contains a “fungible share counting” structure, whereby the number of shares of our common stock available for issuance under the Amended 2019 Plan will be reduced by: (i) one share for each share issued pursuant to an Appreciation Award; (ii) 2.76 shares for each share issued pursuant to a Full Value Award granted prior to September 10, 2020; (iii) 2.32 shares for each share issued pursuant to a Full Value Award granted on or after September 10, 2020, but prior to August 24, 2022; and (iv) 2.34 shares for each share issued pursuant to a Full Value Award granted on or after August 24, 2022. This structure helps to ensure that we are using the share reserve effectively and with regard to the value of each type of equity award.

◾	No liberal share counting of Appreciation Awards. The following shares do not become available again for issuance under the Amended 2019 Plan: (i) shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an Appreciation Award; (ii) shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an Appreciation Award; (iii) shares repurchased by us on the open market with the proceeds of the exercise or strike price of an Appreciation Award; and (iv) in the event that a stock appreciation right is settled in shares, the gross number of shares subject to such stock appreciation right.

◾	No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the Amended 2019 Plan must have an exercise or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

◾	Limit on non-employee Director compensation. The aggregate value of all cash and equity-based compensation paid or granted by us to any individual for service as a non-employee Director of our Board with respect to any fiscal year of NetScout will not exceed $750,000, calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes.

◾	Restrictions on dividends. The Amended 2019 Plan provides that (i) no dividends or dividend equivalents may be paid with respect to any shares of our common stock subject to an equity award before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable equity award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

◾	Specific disclosure of equity award vesting upon a change in control. The Amended 2019 Plan specifically provides that in the event of a change in control of NetScout, if the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding equity awards under the Amended 2019 Plan, or substitute similar equity awards for such outstanding equity awards, then with respect to any such equity awards that have not been assumed, continued, or substituted and that are held by participants whose continuous service has not terminated prior to the change in control, the vesting of such equity awards will be accelerated in full (and with respect to any performance-based equity awards, vesting will be deemed to be satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the change in control).

◾	No liberal change in control definition. The definition of a “change in control” in the Amended 2019 Plan requires the consummation of an actual transaction in order for the change in control provisions in the Amended 2019 Plan to be triggered.

◾	Minimum vesting requirements. The Amended 2019 Plan provides that no award granted on or after September 10, 2020, may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2019 Plan may be issued pursuant to awards granted on or after September 10, 2020, that do not meet such vesting requirements.

Stockholder Approval

If this Proposal 2 is approved by our stockholders, the Amended 2019 Plan will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 2, the Amended 2019 Plan will not become effective and the 2019 Plan will continue in its current form.

Description of the Amended 2019 Plan

The material features of the Amended 2019 Plan are described below. The following description of the Amended 2019 Plan is a summary only and is qualified in its entirety by reference to the complete text of the Amended 2019 Plan. Stockholders are

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urged to read the actual text of the Amended 2019 Plan in its entirety, which is attached to this proxy statement as Appendix B.

Purpose

The Amended 2019 Plan is designed to secure and retain the services of our employees, Directors, and consultants, and to provide incentives for such individuals to exert maximum efforts for the success of NetScout and its affiliates while providing a means by which such individuals may be given an opportunity to benefit from increases in the value of our common stock. We also believe that such long-term equity awards align the interests of employees with the interests of our stockholders.

Types of Awards

The Amended 2019 Plan provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock awards.

Shares Available for Awards

Subject to adjustment for certain changes in our capitalization, the aggregate number of shares of our common stock that may be issued under the Amended 2019 Plan will not exceed 18,494,651 shares (which is the sum of (i) 1,294,651 shares (the number of unallocated shares that were available for grant under the NetScout Systems, Inc. 2007 Equity Incentive Plan (the “2007 Plan”) as of the effective date of the 2019 Plan), (ii) 5,500,000 additional shares that were reserved as of the effective date of the 2019 Plan, (iii) 4,700,000 additional shares that were approved at the 2020 Annual Meeting of Stockholders, and (iv) 7,000,000 newly requested shares), plus the 2007 Plan Returning Shares (as defined below), as such shares become available from time to time.

The term “2007 Plan Returning Shares” refers to the following shares of our common stock subject to any outstanding award granted under the 2007 Plan: (i) any shares subject to such award that are not issued because such award expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) any shares subject to such award that are not issued because such award is settled in cash; (iii) any shares issued pursuant to such award that are forfeited back to or repurchased by us because of a failure to vest; and (iv) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with any such award that is a Full Value Award.

The following shares of our common stock (collectively, the “Amended 2019 Plan Returning Shares”) will also become available again for issuance under the Amended 2019 Plan: (i) any shares subject to an award granted under the Amended 2019 Plan that are not issued because such award expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) any shares subject to an award granted under the Amended 2019 Plan that are not issued because such award is settled in cash; (iii) any shares issued pursuant to an award granted under the Amended 2019 Plan that are forfeited back to or repurchased by us because of a failure to vest; and (iv) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with any such award granted under the Amended 2019 Plan that is a Full Value Award.

The following shares of our common stock will not become available again for issuance under the Amended 2019 Plan: (i) any shares that are reacquired or withheld (or not issued) by us to satisfy the exercise or strike price of an Appreciation Award granted under the Amended 2019 Plan or the 2007 Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award); (ii) any shares that are reacquired or withheld (or not issued) by us to satisfy a tax withholding obligation in connection with an Appreciation Award granted under the Amended 2019 Plan or the 2007 Plan; (iii) any shares repurchased by us on the open market with the proceeds of the exercise or strike price of an Appreciation Award granted under the Amended 2019 Plan or the 2007 Plan; and (iv) in the event that a stock appreciation right granted under the Amended 2019 Plan or the 2007 Plan is settled in shares, the gross number of shares subject to such award.

The number of shares of our common stock available for issuance under the Amended 2019 Plan will be reduced by: (i) one share for each share issued pursuant to an Appreciation Award granted under the Amended 2019 Plan; (ii) 2.76 shares for each share issued pursuant to a Full Value Award granted under the Amended 2019 Plan prior to September 10, 2020; (iii) 2.32 shares for each share issued pursuant to a Full Value Award granted under the Amended 2019 Plan on or after September 10, 2020, but prior to August 24, 2022; and (iv) 2.34 shares for each share issued pursuant to a Full Value Award granted under the Amended 2019 Plan on or after August 24, 2022.

The number of shares of our common stock available for issuance under the Amended 2019 Plan will be increased by: (i) one share for each 2007 Plan Returning Share or Amended 2019 Plan Returning Share subject to an Appreciation Award; (ii) 2.76 shares for each 2007 Plan Returning Share or Amended 2019 Plan Returning Share subject to a Full Value Award that returned to the Amended 2019 Plan prior to September 10, 2020; (iii) 2.32 shares for each 2007 Plan Returning Share or Amended 2019 Plan Returning Share subject to a Full Value Award that returns to the Amended 2019 Plan on or after September 10, 2020, but prior to August 24, 2022; and (iv) 2.34 shares for each 2007 Plan Returning Share or Amended 2019 Plan Returning Share subject to a Full Value Award that returns to the Amended 2019 Plan on or after August 24, 2022.

Eligibility

All of our (including our affiliates’) employees, non-employee Directors, and consultants are eligible to participate in the Amended 2019 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended 2019 Plan only to our (including our affiliates’) employees.

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As of the Record Date, we (including our affiliates) had approximately 2,321 employees, seven non-employee Directors and approximately 300 consultants.

Non-Employee Director Compensation Limit

The aggregate value of all cash and equity-based compensation paid or granted by us to any individual for service as a non-employee Director of our Board with respect to any fiscal year of NetScout will not exceed $750,000, calculating the value of any equity awards based on the grant date fair value of such awards for financial reporting purposes.

Administration

The Amended 2019 Plan will be administered by our Board, which may, in turn, delegate authority to administer the Amended 2019 Plan to a committee. Our Board has delegated concurrent authority to administer the Amended 2019 Plan to our Compensation Committee but may, at any time, revest in itself some or all of the power delegated to our Compensation Committee. Our Board and Compensation Committee are each considered to be a Plan Administrator for purposes of this Proposal 2.

Subject to the terms of the Amended 2019 Plan, the Plan Administrator may determine the recipients, the types of awards to be granted, the number of shares of our common stock subject to awards or the cash value of awards, and the terms and conditions of awards granted under the Amended 2019 Plan, including the period of their exercisability and vesting. The Plan Administrator also has the authority to provide for accelerated exercisability and vesting of awards. Subject to the limitations set forth below, the Plan Administrator also determines the fair market value applicable to awards and the exercise or strike price of stock options and stock appreciation rights granted under the Amended 2019 Plan.

The Plan Administrator may also delegate to one or more officers the authority to designate employees who are not officers (within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended) to be recipients of certain awards and the number of shares of our common stock subject to such awards. Under any such delegation, the Plan Administrator will specify the total number of shares of our common stock that may be subject to the awards granted by such officer. The officer may not grant an award to himself or herself.

Repricing; Cancellation and Regrant of Awards

Under the Amended 2019 Plan, the Plan Administrator does not have the authority to reprice any outstanding stock option or stock appreciation right by reducing the exercise or strike price of the stock option or stock appreciation right or to cancel any outstanding stock option or stock appreciation right that has an exercise or strike price greater than the then-current fair market value of our common stock in exchange for cash or other awards without obtaining the approval of our stockholders. Such approval must be obtained within 12 months prior to such an event.

Acceleration Upon Death or Disability

Under the Amended 2019 Plan, unless specifically provided otherwise in the applicable award agreement, if a participant’s service relationship with us or any of our affiliates (referred to in this Proposal 2 as “continuous service”) terminates as a result of the participant’s death or disability, each of the participant’s awards will become fully vested (and exercisable, if applicable) as of the date of such termination, to the extent that such awards are outstanding and unvested as of such date.

Dividends and Dividend Equivalents

The Amended 2019 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award, as determined by the Plan Administrator and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.

Minimum Vesting Requirements

The Amended 2019 Plan provides that no award granted on or after September 10, 2020, may vest until at least 12 months following the date of grant of such award, except that shares up to 5% of the share reserve of the Amended 2019 Plan may be issued pursuant to awards granted on or after September 10, 2020, that do not meet such vesting requirements.

Stock Options

Stock options may be granted under the Amended 2019 Plan pursuant to stock option agreements. The Amended 2019 Plan permits the grant of stock options that are intended to qualify as incentive stock options (“ISOs”) and nonstatutory stock options (“NSOs”).

The exercise price of a stock option granted under the Amended 2019 Plan may not be less than 100% of the fair market value of our common stock on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.

The term of stock options granted under the Amended 2019 Plan may not exceed seven years from the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years from the date of grant. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates (other than for cause and other than upon the participant’s death or disability), the participant may exercise any vested stock options for up to three

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months following the participant’s termination of continuous service. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service terminates due to the participant’s disability or death (or the participant dies within a specified period, if any, following termination of continuous service), the participant, or his or her beneficiary, as applicable, may exercise any vested stock options for up to 12 months following the participant’s termination due to the participant’s disability or for up to 18 months following the participant’s death. Except as explicitly provided otherwise in a participant’s stock option agreement or other written agreement with us or one of our affiliates, if a participant’s continuous service is terminated for cause (as defined in the Amended 2019 Plan), all stock options held by the participant will terminate upon the participant’s termination of continuous service and the participant will be prohibited from exercising any stock option from and after such termination date. Except as otherwise provided in a participant’s stock option agreement or other written agreement with us or one of our affiliates, the term of a stock option may be extended if the exercise of the stock option following the participant’s termination of continuous service (other than for cause and other than upon the participant’s death or disability) would be prohibited by applicable securities laws or if the sale of any common stock received upon exercise of the stock option following the participant’s termination of continuous service (other than for cause) would violate our insider trading policy. In no event, however, may a stock option be exercised after its original expiration date.

Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended 2019 Plan will be determined by the Plan Administrator and may include payment: (i) by cash, check, bank draft, or money order payable to us; (ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board; (iii) by delivery to us of shares of our common stock (either by actual delivery or attestation); (iv) by a net exercise arrangement (for NSOs only); or (v) in other legal consideration approved by the Plan Administrator.

Stock options granted under the Amended 2019 Plan may vest and become exercisable in cumulative increments, as determined by the Plan Administrator at the rate specified in the stock option agreement (subject to the vesting acceleration provision described in “Acceleration Upon Death or Disability” above and the limitations described in “Minimum Vesting Requirements” above). Shares covered by different stock options granted under the Amended 2019 Plan may be subject to different vesting schedules as the Plan Administrator may determine.

The Plan Administrator may impose limitations on the transferability of stock options granted under the Amended 2019 Plan in its discretion. Generally, a participant may not transfer a stock option granted under the Amended 2019 Plan other than by will or the laws of descent and distribution or, subject to approval by the Plan Administrator, pursuant to a domestic relations order or an official marital settlement agreement. However, the Plan Administrator may permit transfer of a stock option in a manner that is not prohibited by applicable tax and securities laws. In addition, subject to approval by the Plan Administrator, a participant may designate a beneficiary who may exercise the stock option following the participant’s death. Notwithstanding the foregoing, no stock option may be transferred to any financial institution without prior stockholder approval.

Limitations on Incentive Stock Options

The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our stock plans may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:

◾	the exercise price of the ISO must be at least 110% of the fair market value of our common stock on the date of grant; and

◾	the term of the ISO must not exceed five years from the date of grant.

Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs under the Amended 2019 Plan is 11,000,000 shares.

Stock Appreciation Rights

Stock appreciation rights may be granted under the Amended 2019 Plan pursuant to stock appreciation right agreements. Each stock appreciation right is denominated in common stock share equivalents. The strike price of each stock appreciation right will be determined by the Plan Administrator but will in no event be less than 100% of the fair market value of our common stock on the date of grant. The term of stock appreciation rights granted under the Amended 2019 Plan may not exceed seven years from the date of grant. The Plan Administrator may also impose restrictions or conditions upon the vesting of stock appreciation rights that it deems appropriate (subject to the vesting acceleration provision described in “Acceleration Upon Death or Disability” above and the limitations described in “Minimum Vesting Requirements” above). The appreciation distribution payable upon exercise of a stock appreciation right may be paid in shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the stock appreciation rights agreement. Stock appreciation rights will be subject to the same conditions upon termination of continuous service and restrictions on transfer as stock options under the Amended 2019 Plan.

Restricted Stock Awards

Restricted stock awards may be granted under the Amended 2019 Plan pursuant to restricted stock award agreements. A

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restricted stock award may be granted in consideration for cash, check, bank draft, or money order payable to us, the participant’s services performed for us or any of our affiliates, or any other form of legal consideration acceptable to the Plan Administrator. Shares of our common stock acquired under a restricted stock award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the vesting acceleration provision described in “Acceleration Upon Death or Disability” above and the limitations described in “Minimum Vesting Requirements” above). Rights to acquire shares of our common stock under a restricted stock award may be transferred only upon such terms and conditions as are set forth in the restricted stock award agreement; provided, however, that no restricted stock award may be transferred to any financial institution without prior stockholder approval. Upon a participant’s termination of continuous service for any reason, any shares subject to restricted stock awards held by the participant that have not vested as of such termination date may be forfeited to or repurchased by us.

Restricted Stock Unit Awards

Restricted stock unit awards may be granted under the Amended 2019 Plan pursuant to restricted stock unit award agreements. Payment of any purchase price may be made in any form of legal consideration acceptable to the Plan Administrator. A restricted stock unit award may be settled by the delivery of shares of our common stock, in cash, in a combination of cash and stock, or in any other form of consideration determined by the Plan Administrator and set forth in the restricted stock unit award agreement. Restricted stock unit awards may be subject to vesting in accordance with a vesting schedule to be determined by the Plan Administrator (subject to the vesting acceleration provision described in “Acceleration Upon Death or Disability” above and the limitations described in “Minimum Vesting Requirements” above). Except as otherwise provided in a participant’s restricted stock unit award agreement or other written agreement with us or one of our affiliates, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service for any reason.

Other Stock Awards

Other forms of stock awards valued in whole or in part by reference to, or otherwise based on, our common stock may be granted either alone or in addition to other stock awards under the Amended 2019 Plan. Subject to the terms of the Amended 2019 Plan (including the vesting acceleration provision described in “Acceleration Upon Death or Disability” above and the limitations described in “Minimum Vesting Requirements” above), the Plan Administrator will have sole and complete authority to determine the persons to whom and the time or times at which such other stock awards will be granted, the number of shares of our common stock to be granted, and all other terms and conditions of such other stock awards.

Clawback/Recoupment

Awards granted under the Amended 2019 Plan will be subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that we adopt. In addition, the Plan Administrator may impose other clawback, recovery, or recoupment provisions in a participant’s award agreement or other written agreement with us or one of our affiliates, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

Changes to Capital Structure

In the event of certain capitalization adjustments, the Plan Administrator will appropriately adjust: (i) the class(es) and maximum number of securities subject to the Amended 2019 Plan; (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of ISOs; and (iii) the class(es) and number of securities and price per share of stock subject to outstanding stock awards.

Change in Control

The following provisions will apply to outstanding awards under the Amended 2019 Plan in the event of a change in control (as defined in the Amended 2019 Plan and described below) unless otherwise provided in the instrument evidencing the award, in any other written agreement between us or one of our affiliates and the participant, or in our Director compensation policy.

In the event of a change in control, any surviving or acquiring corporation (or its parent company) may assume or continue any or all outstanding awards under the Amended 2019 Plan or may substitute similar stock awards for such outstanding awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of NetScout pursuant to the change in control), and any reacquisition or repurchase rights held by NetScout in respect of shares issued pursuant to any outstanding awards under the Amended 2019 Plan may be assigned by NetScout to the surviving or acquiring corporation (or its parent company). The terms of any such assumption, continuation, or substitution will be set by the Plan Administrator.

In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Amended 2019 Plan or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued, or substituted and that are held by participants whose continuous service has not terminated prior to the effective time of the change in control (the “Current Participants”), the vesting (and exercisability, if applicable) of such awards will be accelerated in full (and with respect to any such awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be

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satisfied at the greater of (i) the target level of performance or (ii) the actual level of performance measured in accordance with the applicable performance goals as of the date of the change in control) to a date prior to the effective time of the change in control (contingent upon the closing or completion of the change in control) as the Plan Administrator will determine (or, if the Plan Administrator does not determine such a date, to the date that is five days prior to the effective time of the change in control), and such awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator, and any reacquisition or repurchase rights held by NetScout with respect to such awards will lapse (contingent upon the closing or completion of the change in control).

In the event of a change in control in which the surviving or acquiring corporation (or its parent company) does not assume or continue outstanding awards under the Amended 2019 Plan or substitute similar stock awards for such outstanding awards, then with respect to any such awards that have not been assumed, continued, or substituted and that are held by participants other than the Current Participants, such awards will terminate if not exercised (if applicable) prior to the effective time of the change in control in accordance with the exercise procedures determined by the Plan Administrator; provided, however, that any reacquisition or repurchase rights held by NetScout with respect to such awards will not terminate and may continue to be exercised notwithstanding the change in control.

Notwithstanding the foregoing, in the event any outstanding award under the Amended 2019 Plan held by a participant will terminate if not exercised prior to the effective time of a change in control, the Plan Administrator may provide that the participant may not exercise such award but instead will receive a payment, in such form as may be determined by the Plan Administrator, equal in value to the excess, if any, of (i) the value of the property the participant would have received upon the exercise of such award immediately prior to the effective time of the change in control, over (ii) any exercise price payable by the participant in connection with such exercise.

Unless provided otherwise in the participant’s award agreement, in any other written agreement or plan with us or one of our affiliates, or in our Director compensation policy, outstanding awards under the Amended 2019 Plan will not be subject to additional acceleration of vesting and exercisability upon or after a change in control.

For purposes of the Amended 2019 Plan, a “change in control” generally means the consummation of any of the following events: (i) any merger or consolidation after which the voting securities of NetScout outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of NetScout or such surviving or acquiring entity outstanding immediately after such event; (ii) any sale of all or substantially all of the assets or capital stock of NetScout (other than in a spin-off or similar transaction); or (iii) any other acquisition of the business of NetScout, as determined by the Plan Administrator;

provided, however, that no change in control (or any analogous term) will be deemed to occur upon an announcement or commencement of a tender offer or upon a “potential” takeover or upon stockholder approval of a merger or other transaction, in each case without a requirement that the change in control actually occur.

Plan Amendments and Termination

The Plan Administrator has the authority to amend or terminate the Amended 2019 Plan at any time. However, except as otherwise provided in the Amended 2019 Plan or an award agreement, no amendment or termination of the Amended 2019 Plan may materially impair a participant’s rights under his or her outstanding awards without the participant’s consent.

We will obtain stockholder approval of any amendment to the Amended 2019 Plan as required by applicable law and listing requirements. No incentive stock options may be granted under the Amended 2019 Plan after July 9, 2029, which is the tenth anniversary of the date the 2019 Plan was originally adopted by our Board.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state, or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the Amended 2019 Plan. The Amended 2019 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will

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begin on that date. We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The Amended 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss.

If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed a tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to comply with the requirements of Section 409A of the Code or an exemption to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To comply with the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability, or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exemption to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

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The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

We will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Section 162(m) Limitations

Section 162(m) of the Code places a limit of $1 million (per individual) on the amount of compensation that we may deduct as a business expense in any year with respect to our “covered employees” (as defined under Section 162(m) of the Code), which includes certain of our most highly paid executive officers. For further information regarding the deduction limit under Section 162(m) of the Code, please see the section entitled “Compensation Discussion and Analysis – Regulatory Requirements and Risk Management – Tax Deductibility of Executive Compensation” above.

New Plan Benefits Under Amended 2019 Plan

The following table is provided in accordance with SEC rules regarding compensation plans subject to stockholder approval and sets forth certain information regarding benefits or amounts that will be received by or allocated to certain individuals under the Amended 2019 Plan.

Amended 2019 Plan
Name and Position	Number of Shares

Anil K. Singhal Chairman, Chief Executive Officer, and President	(1)

Michael Szabados Chief Operating Officer	(1)

Jean Bua Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer	(1)

John W. Downing Executive Vice President, Worldwide Sales Operations	(1)

All current executive officers as a group	(1)

All current Directors who are not executive officers as a group	49,000 per fiscal year(2)

All employees, including all current officers who are not executive officers, as a group	(1)

(1)

Awards granted under the Amended 2019 Plan to our executive officers and other employees are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan, and our Board and Compensation Committee have not granted any awards under the Amended 2019 Plan subject to stockholder approval of this Proposal 2. Accordingly, the benefits or amounts that will be received by or allocated to our executive officers and other employees under the Amended 2019 Plan are not determinable.

(2)

Awards granted under the Amended 2019 Plan to our non-employee Directors are discretionary and are not subject to set benefits or amounts under the terms of the Amended 2019 Plan. However, pursuant to our current compensation arrangements for non-employee Directors, each of our current non-employee Directors is eligible to receive an annual restricted stock unit award for 7,000 shares. After the Annual Meeting, any such awards will be granted under the Amended 2019 Plan if this Proposal 2 is approved by our stockholders. For additional information regarding our current compensation arrangements for non-employee Directors, please see the information in “Director Compensation” above.

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Plan Benefits Under 2019 Plan

The following table is provided in accordance with SEC rules regarding compensation plans subject to stockholder approval and sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to awards that have been granted (even if not currently outstanding) under the 2019 Plan since its approval by our stockholders in 2019 through the Record Date.

2019 Plan
Name and Position	Number of Shares

Anil K. Singhal Chairman, Chief Executive Officer, and President	150,000

Michael Szabados Chief Operating Officer	87,500

Jean Bua Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer	75,000

John W. Downing Executive Vice President, Worldwide Sales Operations	75,000

All current executive officers as a group	387,500

All current Directors who are not executive officers as a group	147,000

Each nominee for election as a Director

Anil K. Singhal	150,000

John R. Egan	21,000

Robert E. Donahue	21,000

Each associate of any executive officers, current Directors, or Director nominees	—

Each other person who received or is to receive 5% of awards	—

All employees, including all current officers who are not executive officers, as a group	6,251,354

Please also refer to “Compensation Discussion and Analysis – Compensation and Other Information Concerning Executive Officers – Equity Compensation Plan Information” above for further information about shares that may be issued under all of our equity compensation plans as of March 31, 2022, including the 2019 Plan.

Vote Required The affirmative vote of the holders of a majority of the shares present or represented and voting on this proposal is required to approve the Amended 2019 Plan.	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED 2019 PLAN.

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APPROVAL OF THE NETSCOUT SYSTEMS, INC. AMENDED AND RESTATED 2011 EMPLOYEE STOCK PURCHASE PLAN, AS AMENDED

Overview

The Board amended the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan (the “ESPP”) on July 8, 2022, subject to approval by our stockholders. The only material change made by such amendment is to increase the maximum number of shares of our common stock that may be issued under the ESPP from 5,500,000 shares to 7,500,000 shares, subject to adjustment for certain changes in our capitalization. Throughout this proxy statement, we refer to the ESPP, as most recently amended by the Board, as the “Amended ESPP”.

Why We Are Asking Our Stockholders to Approve the Amended ESPP

Approval of the Amended ESPP will allow us to continue to provide our employees with the opportunity to acquire an ownership interest in the Company through their participation in the Amended ESPP, thereby encouraging them to remain in our service and more closely aligning their interests with those of our stockholders.

If this Proposal 3 is approved by our stockholders, an additional 2,000,000 shares of our common stock will be available for issuance under the Amended ESPP. As of the Record Date, a total of 1,253,398 shares of our common stock remained available for issuance under the ESPP. We do not maintain any other employee stock purchase plans. As of the Record Date, a total of 71,483,733 shares of our common stock were outstanding.

The Amended ESPP includes the following key features:

◾	The purchase price of shares acquired under the Amended ESPP may not be less than 85% of the lesser of (i) the fair market value of our common stock on the first day of the offering period or (ii) the fair market value of our common stock on the applicable purchase date.

◾	Offering periods may not exceed 27 months.

◾	The number of shares allocated to the Amended ESPP is less than 10% of our outstanding shares overall.

Stockholder Approval

If this Proposal 3 is approved by our stockholders, the Amended ESPP will become effective as of the date of the Annual Meeting. In the event that our stockholders do not approve this Proposal 3, the Amended ESPP will not become effective and the ESPP will continue in its current form.

Description of the Amended ESPP

The material features of the Amended ESPP are outlined below. The following description of the Amended ESPP is a summary only and is qualified in its entirety by reference to the Amended ESPP attached hereto as Appendix C.

Purpose

The purpose of the Amended ESPP is to provide a means by which certain employees may be given an opportunity to purchase our common stock through payroll deductions, to attract, motivate, and retain the services of those individuals, and to provide incentives for those individuals to exert maximum efforts toward our success.

Administration

Our Board has the power to administer the Amended ESPP and has the final power to construe and interpret both the Amended ESPP and the purchase rights granted thereunder. Our Board has the power, subject to the provisions of the Amended ESPP, to determine the provisions of each offering of rights to purchase our common stock and whether employees of any of our parent or subsidiary companies will be eligible to participate in the Amended ESPP. Our Board has the power to delegate administration of the Amended ESPP to a committee composed of one or more members of our Board. As used herein with respect to the Amended ESPP, the term “Board” refers to any committee our Board appoints as well as to the Board itself.

Stock Subject to the Amended ESPP

The number of shares of our common stock reserved for issuance under the Amended ESPP will be limited to 7,500,000 shares, subject to adjustment for certain changes in our capitalization. No shares have yet been issued under the Amended ESPP. If any purchase right granted under the Amended ESPP terminates without having been exercised, the shares of common stock not purchased under such purchase right will become available for issuance under the Amended ESPP.

Offering Periods

Shares of our common stock are offered under the Amended ESPP through a series of offering periods of such duration as determined by our Board, provided that in no event may an offering period exceed 27 months. Each offering period consists of one or more purchase dates, as determined by our Board prior to the commencement of that offering period. Our Board has the authority to alter the duration of subsequent offering periods or change the number of purchase dates within each such offering period. When an eligible employee elects to join an offering period, he or she is granted a purchase right to acquire shares of our common stock on each purchase date within the offering period. On the purchase date, all payroll deductions collected from the participant are automatically applied to the purchase of our common stock, subject to certain limitations. Our Board has established a series of offerings under the Amended ESPP, each with a duration of six months and commencing on March 1 and September 1 each year, with a

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single purchase date on the last business day of the offering period.

Eligibility

Any person (excluding consultants and contractors) who is customarily employed more than 20 hours per week and five months per calendar year by us, or by any of our parent or subsidiary companies designated by our Board, is eligible on the first day of an offering period to participate in that offering under the Amended ESPP, provided such employee has been in our continuous employment for such period preceding the first day of the offering period as our Board may require, but in no event may the required period of continuous employment be greater than two years. Our Board may provide in any offering that certain of our employees who are “highly compensated” as defined in the Code are not eligible to participate in the ESPP.

However, no employee is eligible to participate in the Amended ESPP if, immediately after the grant of purchase rights, the employee would own, directly or indirectly, stock possessing 5% or more of the total combined voting power or value of all classes of our stock or of any of our parent or subsidiary companies, including any stock which such employee may purchase under all outstanding purchase rights and options. In addition, no employee may purchase more than $25,000 worth of our common stock, valued at the time each purchase right is granted, for each calendar year during which those purchase rights are outstanding.

As of the Record Date, approximately 2,321 employees were eligible to participate in the Amended ESPP.

Participation in the Amended ESPP

Eligible employees may enroll in the Amended ESPP by delivering to us, prior to the date selected by our Board as the beginning of the offering period, an agreement authorizing payroll deductions as specified by the Board, which may be up to 20% of such employees’ compensation during the offering period.

Purchase Price

The purchase price per share at which shares of our common stock are sold on each purchase date during an offering period is determined by our Board as of the beginning of the offering period but may not be less than 85% of the lesser of the fair market value per share of our common stock on that purchase date or the fair market value per share of our common stock on the first day of the offering period. As of the Record Date, the closing price of our common stock as reported on the Nasdaq Global Select Market was $33.64 per share.

Payment of Purchase Price; Payroll Deductions

The purchase price of the shares is funded by payroll deductions accumulated over the offering period. During an offering, a participant may change his or her rate of payroll deductions, as determined by our Board in the offering. All payroll deductions made for a participant are credited to his or her account under the Amended ESPP and deposited with our general funds.

Purchase of Stock

By executing an agreement to participate in the Amended ESPP, an employee is entitled to purchase shares under the Amended ESPP. In connection with offerings made under the Amended ESPP, our Board may specify a maximum number of shares of common stock each employee may purchase and the maximum aggregate number of shares of common stock that may be purchased by all participants in such offering. If the aggregate number of shares to be purchased upon exercise of outstanding purchase rights in the offering would exceed the maximum aggregate number of shares of common stock available, our Board will make a pro rata allocation of available shares in a uniform and equitable manner. Unless an employee’s participation is discontinued, his or her right to purchase shares is exercised automatically on the next purchase date at the applicable price. See “Withdrawal” below.

Withdrawal

Participants may withdraw from a given offering period by delivering a notice of withdrawal and terminating their payroll deductions. Such withdrawal may occur at any time prior to the end of an offering, except as otherwise provided by our Board. Upon such withdrawal, we will refund accumulated payroll deductions without interest to the employee, and such employee’s right to participate in that offering will terminate. An employee’s withdrawal from an offering does not affect such employee’s eligibility to participate in subsequent offerings under the Amended ESPP.

Termination of Employment

Purchase rights granted pursuant to any offering under the Amended ESPP terminate immediately upon cessation of employment for any reason, and we will refund all accumulated payroll deductions to the terminated employee without interest.

Restrictions on Transfer and Sales

Purchase rights granted under the Amended ESPP are not transferable and may be exercised only by the person to whom such rights are granted.

Changes in Capitalization

In the event that there is any change to our outstanding common stock, whether by reason of merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure, or other transaction not involving the receipt of consideration by the Company, appropriate adjustments will be made to (a) the class(es) and maximum number of shares of common stock subject to the Amended ESPP, (b) the class(es)

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and number of shares and price per share in effect under each outstanding purchase right, and (c) the number of shares and purchase limits of all outstanding purchase rights.

Effect of Certain Corporate Transactions

In the event of a Corporate Transaction (as defined in the Amended ESPP and described below), any surviving or acquiring corporation, or its parent company, may assume, continue, or substitute similar purchase rights for those outstanding under the Amended ESPP. If the surviving or acquiring corporation, or its parent company, does not assume or continue such rights or substitute similar rights, then the participants’ accumulated payroll deductions will be applied to the purchase of shares of our common stock within 10 business days prior to the Corporate Transaction, and such purchase rights will terminate immediately thereafter.

A Corporate Transaction will be deemed to occur in the event of the consummation, in a single transaction or in a series of related transactions of any one or more of the following: (a) a sale or other disposition of all or substantially, as determined by the Board in its sole discretion, all of the consolidated assets of us and our subsidiaries; (b) a sale or other disposition of at least 90% of our outstanding securities; (c) a merger, consolidation, or similar transaction in which we are not the surviving corporation; or (d) a merger, consolidation, or similar transaction in which we are the surviving corporation, but shares of our outstanding common stock are converted into other property by virtue of the transaction.

Termination and Amendment

Our Board may suspend, terminate or amend the Amended ESPP at any time. However, except in regard to certain capitalization adjustments, any such amendment must be approved by our stockholders if such approval is required by applicable law or listing requirements.

Except as provided in the Amended ESPP, purchase rights granted before amendment or termination of the Amended ESPP will not be altered or impaired by any amendment or termination of the Amended ESPP without the consent of the employee to whom such purchase rights were granted.

U.S. Federal Income Tax Consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the Amended ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state, or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of a purchase right or the sale or other disposition of stock acquired under the Amended ESPP. The Amended ESPP is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of ERISA.

The Amended ESPP is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. Under such an arrangement, a participant will be taxed on amounts withheld for the purchase of shares of our common stock as if such amounts were paid directly to the participant. However, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or exercise of purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Amended ESPP, or in the event the participant should die while still owning the purchased shares.

If a participant sells or otherwise disposes of the purchased shares within two years after the beginning of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess. The participant will also recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If the participant sells or disposes of the purchased shares more than two years after the beginning of the offering period in which such shares were acquired and more than one year after the actual purchase date of those shares, the participant will generally recognize ordinary income in the year of sale or disposition equal to the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price or (b) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

If the participant still owns the purchased shares at the time of death, then a transfer by the estate will be considered a distribution and the lesser of the following amounts will be treated as ordinary income: (a) the excess of the fair market value of the shares at the time of death over the purchase price or (b) the excess of the fair market value of the shares as of the beginning of the offering period over the purchase price. Any further gain or any loss will be taxed as a long-term capital gain or loss. At present, such capital gains generally are subject to lower tax rates than ordinary income.

There are no federal income tax consequences to us by reason of the grant or exercise of rights under the Amended ESPP. We are entitled to a deduction to the extent amounts are taxed as ordinary income to a participant for shares sold or otherwise disposed of before the expiration of the holding periods described above (subject to the requirement of reasonableness and the satisfaction of tax reporting obligations).

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New Plan Benefits Under Amended ESPP

Participation in the Amended ESPP is voluntary, and each eligible employee will make his or her own decision regarding whether and to what extent to participate in the Amended ESPP. In addition, we have not approved any grants of purchase rights that are conditioned on stockholder approval of this Proposal 3. Accordingly, we cannot determine the benefits or amounts that will be received in the future by individual employees or groups of employees under the Amended ESPP.

Our non-employee Directors will not be eligible to participate in the Amended ESPP.

Plan Benefits Under ESPP

The following table is provided in accordance with SEC rules regarding compensation plans subject to stockholder approval and sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock that each has purchased under the ESPP since its approval by our stockholders in 2011 through the Record Date.

Name and Position	Number of Shares

Anil K. Singhal	—

Chairman, Chief Executive Officer, and President

Michael Szabados	—

Chief Operating Officer

Jean Bua	—

Executive Vice President, Chief Financial Officer, Chief Accounting Officer, and Treasurer

John W. Downing	—

Executive Vice President, Worldwide Sales Operations

All current executive officers as a group	—

All current Directors who are not executive officers as a group	—

Each nominee for election as a Director

Anil K. Singhal	—

John R. Egan	—

Robert E. Donahue	—

Each associate of any executive officers, current Directors, or Director nominees	—

Each other person who received or is to receive 5% of awards	—

All employees, including all current officers who are not executive officers, as a group	4,246,602

Please also refer to “Compensation Discussion and Analysis – Compensation and Other Information Concerning Executive Officers – Equity Compensation Plan Information” above for further information about shares that may be issued under all of our equity compensation plans as of March 31, 2022, including the ESPP.

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Vote Required The affirmative vote of the holders of a majority of the shares present or represented and voting on this proposal is required to approve the Amended ESPP.	THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDED ESPP

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, we are asking stockholders to vote on an advisory resolution to approve the compensation of our NEOs as described in the Compensation Discussion and Analysis and the compensation tables.

The stockholder vote is an annual advisory vote and is not binding on NetScout or its Board. Although the vote is nonbinding, the Compensation Committee and the Board values your opinions and considers the outcome of the vote in establishing our compensation philosophy and future compensation decisions.

The Board is asking our stockholders to approve the following advisory resolution at the 2022 Annual Meeting:

RESOLVED, that NetScout’s stockholders approve, on an advisory basis, the compensation of the named executive officers as disclosed in NetScout’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

It is expected that the next say-on-pay vote will occur at the 2023 Annual Meeting of Stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented and voting on this proposal is required to approve, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

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The following sets forth the aggregate fees billed to us by our independent registered public accounting firm during the fiscal years ended March 31, 2022, and March 31, 2021:

	Fiscal Year 2022	Fiscal Year 2021

Audit Fees (1)	$2,401,600	$2,362,952

Audit-related Fees (2)	$240,400	$294,000

Tax Fees (3)	$84,152	$152,616

All other Fees (4)	$3,000	$2,756

(1)

Represents fees for audit services, including fees associated with the integrated audit of the consolidated financial statements included in our Annual Report on Form 10-K, the reviews of our Quarterly Reports on Form 10-Q, and statutory audits required of our foreign subsidiaries.

(2)	Represents fees associated with services related to review of accounting for significant transactions.

(3)	Represents fees for tax compliance, planning, advice, and other domestic and international tax advisory services.

(4)	Represents fees associated with research and compliance tools.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services

Our Audit Committee has implemented procedures under our Audit Committee Pre-Approval Policy for Audit and Non-Audit Services, or the Pre-Approval Policy, to ensure that all audit and permitted non-audit services provided to us are preapproved by the Audit Committee. Specifically, the Audit Committee preapproves the use of our independent registered public accounting firm for specific audit and non-audit services within approved monetary limits. All of the services provided by PricewaterhouseCoopers LLP during fiscal year 2022 were preapproved in accordance with this policy. If a proposed service has not been preapproved pursuant to the Pre-Approval Policy, then it must be specifically preapproved by our Audit Committee before it may be provided by our independent registered public accounting firm. Any preapproved services exceeding the preapproved monetary limits require specific approval by our Audit Committee. All of the audit-related, tax, and all other services provided by our independent registered public accounting firm in fiscal years 2022 and 2021 were approved by the Audit Committee by means of specific preapprovals or pursuant to the procedures contained in the Pre-Approval Policy.

All non-audit services provided in fiscal years 2022 and 2021 were reviewed with our Audit Committee, which concluded that the provision of such services by our independent registered public accounting firm was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions.

Report of Audit Committee of the Board of Directors (1)

The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2022, with our management and PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm. Management is responsible for the preparation, presentation, and integrity of the financial statements, accounting, and financial reporting principles and internal control over financial reporting. PwC is responsible for performing an independent audit of the financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”) and for expressing opinions on the conformity of the financial statements with accounting principles generally accepted in the United States.

The Audit Committee has discussed with PwC the matters required to be discussed pursuant to relevant PCAOB and SEC requirements and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed their independence with PwC.

Based on its reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2022, for filing with the SEC.

Respectfully submitted by the Audit Committee

Robert E. Donahue, Chair

John R. Egan

Joseph G. Hadzima, Jr.

Christopher Perretta

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, other than our Annual Report on Form 10-K, where it shall be deemed “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

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RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has approved the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023. PricewaterhouseCoopers LLP has served as our auditors since 1993. PricewaterhouseCoopers LLP has unrestricted access to the Audit Committee to discuss audit findings and other financial matters. NetScout is not required to have its stockholders ratify the selection of PricewaterhouseCoopers LLP as NetScout’s independent registered public accounting firm. However, we are requesting ratification because we believe it is a matter of good corporate practice.

If NetScout’s stockholders do not ratify the selection, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP but may nonetheless retain PricewaterhouseCoopers LLP as NetScout’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may change the appointment at any time if it determines that such change would be in the best interests of NetScout and its stockholders. Representatives of PricewaterhouseCoopers LLP will attend the Annual Meeting to answer appropriate questions and may also make a statement if they so desire.

Vote Required

The affirmative vote of the holders of a majority of the shares present or represented and voting on this proposal is required to approve the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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We have a written policy with respect to “Related Persons Transactions.” Except as specifically provided below, all “Related Person Transactions” require approval or ratification by either our Audit Committee, the majority of disinterested members of our Board, or, in the case of transactions that involve compensation, our Compensation Committee or our Board. Like other Company policies, our policy with respect to Related Person Transactions is managed on a day-to-day basis by our management team, including our General Counsel, and to the extent necessary, related matters are discussed with our Board (or a committee thereof) or our outside counsel.

For NetScout, a “Related Person Transaction” is broadly defined as any transaction between NetScout and any Related Person (as defined below), including any transactions requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. A Related Party Transaction will require disclosure to our Audit Committee but will not require Audit Committee approval if:

◾	such transaction is available to all of our employees generally;

◾	such transaction, when aggregated with any other similar transactions with such person during such fiscal year, involves less than $5,000; or,

◾	such transaction is an ordinary course, commercial transaction with an entity in which a Related Person serves as an officer or Director and such transaction is the result of arm’s-length negotiation not involving such Related Person.

A “Related Person” means:

i.	A Director or executive officer of NetScout, as well as any nominee for Director proposed to be elected at the next annual meeting of stockholders;

ii.	A stockholder owning in excess of five percent of NetScout (or its controlled affiliates);

iii.	An immediate family member of the persons listed in i and ii above (“immediate family” as defined under Item 404 of Regulation S-K under the Securities Exchange Act of 1934); or

iv.	An entity which someone listed in i, ii, or iii above has more than a 10% ownership interest or control of such entity.

Our Board has determined that our Audit Committee is generally best suited to review and approve Related Person Transactions. If Audit Committee approval is not practicable (because, for example, it involves terms that are not comparable to terms that could be obtained from an arm’s-length dealing with unrelated third parties or because of logistical difficulties), or if a transaction involves compensation, such approval may be obtained as provided above. Such Related Person Transactions may be presented for approval or preliminarily entered into by our management, subject to ratification by the applicable committee or our Board, provided that if ratification does not occur, our management is obliged to take all reasonable efforts to cancel or annul such transaction.

In determining whether or not to approve a Related Person Transaction, the applicable committee or our Board will also consider whether such transaction would affect the status of a member of our Board as an “independent director” as promulgated by the SEC, the Financial Industry Regulatory Authority, any exchange upon which our securities are traded, or any governmental or regulatory body exercising authority over us. If the result of any such Related Person Transaction is that a majority of our Board would no longer be deemed to be “independent directors,” then such transaction will not be approved. NetScout is not party to any Related Person Transactions with respect to the fiscal year ended March 31, 2022, and no such transactions currently exist or are contemplated.

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The following table sets forth information regarding beneficial ownership of our common stock as of the Record Date by each NEO, each Director and nominee for Director, all executive officers and Directors as a group, all those known by us to be beneficial owners of more than 5% of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Class Beneficially Owned

Anil K. Singhal (2)	2,347,021	3.28%

Michael Szabados (3)	55,406	*

Jean Bua (4)	83,428	*

John W. Downing (5)	125,060	*

Robert E. Donahue	38,977	*

John R. Egan	77,740	*

Alfred Grasso	23,000	*

Joseph G. Hadzima, Jr.	134,798	*

Christopher Perretta	34,771	*

Susan L. Spradley	23,000	*

Vivian Vitale	17,970	*

BlackRock, Inc. (6) 55 East 52nd Street New York, New York 10055	12,211,541	17.06

The Vanguard Group (7) 100 Vanguard Boulevard Malvern, PA 19335	7,724,283	10.79

Neuberger Berman Group LLC and affiliates (8) 1290 Avenue of the Americas New York, New York 10104	5,498,624	7.68

Dimensional Fund Advisors LP (9) Building One 6300 Bee Cave Road Austin, Texas, 78746	4,928,354	6.89

Franklin Mutual Advisers, LLC (10) 101 John F. Kennedy Parkway Short Hills, NJ 07078	4,823,072	6.74

All executive officers and Directors as a group (11 persons) (11)	2,802,061	3.92

*	Represents less than one percent of class.

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Security Ownership of Certain Beneficial Owners and Management

(1)

Under applicable SEC rules and regulations, a person is considered to beneficially own our common stock if such person either has the sole or shared power with any other person to either vote or dispose of such common stock. As a result, more than one person may be reported as the beneficial owner of any particular share of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC. Shares of common stock issuable by NetScout to a person or entity named below pursuant to restricted stock units which may vest within 60 days of the Record Date are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person or entity. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person or entity. Unless otherwise noted, the address of each person listed on the table is c/o NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886, and each person has either sole or shared voting or dispositive power over the shares shown below as beneficially owned by such person.

(2)

Includes 30,000 shares issuable upon the vesting of restricted stock units within 60 days of the Record Date and 159,110 shares held by a charitable foundation of which Mr. Singhal and his spouse are trustees. As of the Record Date, Mr. Singhal’s spouse did not beneficially own at least five percent of NetScout’s outstanding common stock, and therefore the 624,442 shares held by trusts of which Mr. Singhal’s spouse is deemed the beneficial owner are reported herein by Mr. Singhal. This amount does not include an aggregate of 776,887 shares held in a trust for the benefit of Mr. Singhal’s children for which neither Mr. Singhal nor his spouse is a trustee.

(3)	Includes 17,500 shares issuable upon the vesting of restricted stock units within 60 days of the Record Date.

(4)	Includes 15,000 shares issuable upon the vesting of restricted stock units within 60 days of the Record Date.

(5)	Includes 15,000 shares issuable upon the vesting of restricted stock units within 60 days of the Record Date.

(6)

This information is based solely on a Schedule 13G/A filed with the SEC on January 28, 2022 (the “BlackRock 13G”). According to the Blackrock 13G, as of December 31, 2021, BlackRock, Inc. had the sole power to vote 12,053,274 shares and sole dispositive power over 12,211,541 shares. The BlackRock 13G provides information only as of December 31, 2021, and, consequently, the beneficial ownership of the aforementioned entity may have changed between December 31, 2021, and the Record Date.

(7)

This information is based solely on a Schedule 13G/A filed with the SEC on February 10, 2022 (the “Vanguard 13G”). According to the Vanguard 13G, as of December 31, 2021, The Vanguard Group had shared power to vote 65,978 shares, sole dispositive power over 7,594,708 shares, and shared dispositive power over 129,575 shares. The Vanguard 13G provides information only as of December 31, 2021, and, consequently, the beneficial ownership of the aforementioned entity may have changed between December 31, 2021, and the Record Date.

(8)

This information is based solely on a Schedule 13G/A filed with the SEC on February 14, 2022, by Neuberger Berman Group LLC on behalf of itself and on behalf of Neuberger Berman Investment Advisers LLC, Neuberger Berman Equity Funds, and Neuberger Berman Genesis Fund (the “Neuberger 13G”). According to the Neuberger 13G, as of December 31, 2021, Neuberger Berman Group LLC had the shared power to vote or direct the vote of 5,445,001 shares and shared power to dispose of or direct the disposition of 5,498,624 shares; Neuberger Berman Investment Advisers LLC had the shared power to vote or direct the vote of 5,445,001 shares and shared power to dispose of or direct the disposition of 5,498,624 shares; Neuberger Berman Equity Funds had the shared power to vote or direct the vote of 3,701,010 shares and shared power to dispose of or direct the disposition of 3,701,010 shares; and Neuberger Berman Genesis Fund had the shared power to vote or direct the vote of 3,701,010 shares and shared power to dispose of or direct the disposition of 3,701,010 shares. Neuberger Berman Group LLC and its affiliates may be deemed to be beneficial owners of securities for purposes of Exchange Act Rule 13d-3 because they or certain affiliated persons have shared power to retain, dispose of, or vote the securities of unrelated clients. Neuberger Berman Group LLC or its affiliated persons do not, however, have any economic interest in the securities of those clients. The clients have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities. No one client has an interest of more than 5% of the issuer. In addition to the holdings of individual advisory clients, Neuberger Berman Investment Advisers LLC serves as investment manager of Neuberger Berman Group LLC’s various registered mutual funds which hold such shares. The holdings belonging to clients of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., Neuberger Berman Asia Ltd., Neuberger Berman Breton Hill ULC, NB Alternatives Advisers LLC, and Neuberger Berman Investment Advisers LLC are also aggregated to comprise the holdings referenced in the Neuberger 13G.

This amount also includes shares from individual client accounts over which Neuberger Berman Investment Advisers LLC has shared power to dispose but does not have voting power over these shares. The holdings of Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., Neuberger Berman Asia Ltd., NB Alternatives Advisers LLC, and Neuberger Berman Investment Advisers LLC are also aggregated to comprise the holdings referenced in the Neuberger 13G. Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., Neuberger Berman Asia Ltd., NB Alternatives Advisers LLC, and Neuberger Berman Investment Advisers LLC and certain affiliated persons may be deemed to beneficially own the securities covered by the Neuberger 13G in their various fiduciary capacities by virtue of the provisions of Exchange Act Rule 13d-3. Neuberger Berman Group LLC, through its subsidiaries Neuberger Berman Fixed Income Holdings LLC, NB Alternatives Holdings LLC, and Neuberger Trust Holdings LLC, controls Neuberger Berman Trust Co N.A., Neuberger Berman Trust Co of Delaware N.A., Neuberger Berman Asia Ltd., Neuberger Berman Breton Hill ULC, NB Alternatives Advisers LLC, and Neuberger Berman Investment Advisers LLC and certain affiliated persons. Each of Neuberger Berman Group LLC, Neuberger

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Security Ownership of Certain Beneficial Owners and Management

Berman Investment Advisers Holdings LLC, Neuberger Trust Holdings LLC, Neuberger Berman Trust Co N.A., Neuberger Berman Asia Ltd., Neuberger Berman Canada ULC, Neuberger Berman Trust Co of Delaware N.A., and Neuberger Berman Investment Advisers LLC and certain affiliated persons disclaim beneficial ownership of the securities covered by the Neuberger 13G. The Neuberger 13G provides information only as of December 31, 2021, and, consequently, the beneficial ownership of the aforementioned entities may have changed between December 31, 2021, and the Record Date.

(9)

This information is based solely on a Schedule 13G/A filed with the SEC on February 8, 2022 (the “Dimensional 13G”). According to the Dimensional 13G, as of December 31, 2021, Dimensional Fund Advisors LP had the sole power to vote 4,833,387 shares and sole dispositive power over 4,928,354 shares. Dimensional Fund Advisors LP, an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Company Act of 1940 and serves as investment manager or sub-adviser to certain other commingled funds, group trusts, and separate accounts (such investment companies, trusts, and accounts, collectively referred to as the “Funds”). In certain cases, subsidiaries of Dimensional Fund Advisors LP may act as an adviser or sub-adviser to certain Funds. In its role as investment adviser, sub-adviser, and/or manager, Dimensional Fund Advisors LP or its subsidiaries (collectively, “Dimensional”) may possess voting and/or investment power over the securities of the Issuer that are owned by the Funds and may be deemed to be the beneficial owner of such shares held by the Funds. However, all securities reported in the Dimensional 13G are owned by the Funds. Dimensional disclaims beneficial ownership of such securities. The Dimensional 13G provides information only as of December 31, 2021, and, consequently, the beneficial ownership of the aforementioned entity may have changed between December 31, 2021, and the Record Date.

(10)

This information is based solely on a Schedule 13G filed with the SEC on February 2, 2022 (the “Franklin 13G”). According to the Franklin 13G, as of December 31, 2021, Franklin Mutual Advisers, LLC had the sole power to vote or direct the vote of 4,534,845 shares and sole power to dispose or to direct the disposition of 4,823,072 shares. The clients of Franklin Mutual Advisers, LLC, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or power to direct the receipt of dividends from, and proceeds from the sale of, such securities. The Franklin 13G provides information only as of December 31, 2021, and, consequently, the beneficial ownership of the aforementioned entity may have changed between December 31, 2021, and the Record Date.

(11)	Includes an aggregate of 77,500 shares issuable upon the vesting of restricted stock units within 60 days of the Record Date.

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NetScout Systems, Inc.

Annual Meeting of Stockholders

To Be Held on August 24, 2022

Our proxy statement, the proxy card, and our Annual Report to Stockholders for the fiscal year ended March 31, 2022, are all available free of charge upon written request to: Investor Relations, 310 Littleton Road, Westford, Massachusetts 01886.

Questions and Answers About These Proxy Materials and Voting

What is the purpose of the Annual Meeting?

The purpose of the 2022 Annual Meeting of Stockholders of NetScout Systems, Inc., a Delaware corporation, or the Annual Meeting, is to:

◾	Elect three Class II Directors nominated by our Board, each to serve for a three-year term or until their successors are elected and qualified;

◾	Approve the NetScout Systems, Inc. 2019 Equity Incentive Plan, as amended (the “Amended 2019 Plan”);

◾	Approve the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as amended (the “Amended ESPP”);

◾	Ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023;

◾	Approve, on an advisory basis, the compensation of our NEOs, as defined and disclosed in this proxy statement in accordance with Securities and Exchange Commission, or SEC, rules; and

◾	Consider any other business properly brought before the Annual Meeting or any adjournment.

Why did I receive a notice regarding the availability of proxy materials on the internet?

We intend to mail the Notice of Internet Availability of Proxy Materials, or the Notice, on or about July 13, 2022, to all stockholders of record as of the close of business on July 1, 2022, or the Record Date, who are entitled to vote at the Annual Meeting, and we will make available the proxy statement and form of proxy to such stockholders on such date. Unless the context suggests otherwise, references in this proxy statement to “NetScout,” the “Company,” “we,” “us,” and “our” refer to NetScout Systems, Inc. and, where appropriate, its subsidiaries. The matters to be voted on at the Annual Meeting are set forth in the Notice of the Annual Meeting of Stockholders and further described below.

We are providing access to our proxy materials over the internet. Accordingly, we have sent you the Notice because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. The proxy materials include the proxy statement, form of proxy, and our Annual Report to Stockholders for the fiscal year ended March 31, 2022, which contains financial statements for the fiscal year ended March 31, 2022.

You are invited to attend the Annual Meeting on Wednesday, August 24, 2022, at 10:00 a.m. local time at NetScout Systems, Inc., 310 Littleton Road, Westford, Massachusetts 01886.

How does the Board recommend that I vote?

The Board recommends that you vote “FOR” the election of the three nominees to serve as Class II Directors on our Board, each for a three-year term; “FOR” the approval of the Amended 2019 Plan; “FOR” the approval of the Amended ESPP; “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023; and “FOR” the approval, on an advisory basis, of the compensation of our NEOs.

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on those matters in accordance with their best judgment.

Will I receive any proxy materials by mail?

We may send you a proxy card, should it be deemed necessary, along with a second Notice, by mail before the Annual Meeting. You may request to receive a paper copy of the proxy materials by mail by following the instructions provided in the Notice of Internet Availability.

Who can vote?

Stockholders of record as of the close of business on the Record Date may vote. As of the Record Date, 71,483,733 shares of our common stock were issued and outstanding. Holders of common stock are entitled to one vote per share on proposals presented at the Annual Meeting.

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Proxy Statement

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by telephone or through the internet, by requesting and returning a printed proxy card, or by submitting a ballot in person at the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each of the Notices to ensure that all of your shares are voted.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our Directors, officers, and employees may also solicit proxies in person, electronically, by telephone, or by other means of communication. Directors, officers, and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks, and other agents for the cost of forwarding proxy materials to beneficial owners.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare Inc., you are considered a “stockholder of record” of those shares.

If your shares are held in an account at a bank, broker, or other intermediary, you are not a stockholder of record but instead are a “beneficial owner” or a “street name owner” of shares. In this case, the intermediary would be considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker, or other intermediary, which we collectively refer to as your “Broker,” to vote the shares held in your account.

How do I vote my shares?

You may either vote “FOR” all the nominees to the Board or you may “WITHHOLD” your vote for any nominee you specify. For each of the other matters to be voted on, you may vote “FOR” or “AGAINST” the proposal, or “ABSTAIN.”

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy over the phone, through the internet, or using a proxy card that you may request or that we may elect to deliver at a later time. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote in person even if you have already voted by proxy.

◾	To vote in person, come to the Annual Meeting, and we will give you a ballot when you arrive.

◾	To vote using the proxy card, simply complete, sign, and date the proxy card that may be delivered and return it promptly in the envelope provided. If we receive your signed proxy card before the Annual Meeting, we will vote your shares as you direct.

◾	To vote over the telephone, dial toll free 1-800-652-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the NetScout number and control number from the Notice. Your telephone vote must be received by 11:59 p.m., Eastern time on August 23, 2022, to be counted.

◾	To vote through the internet, go to www.envisionreports.com/NTCT to complete an electronic proxy card. You will be asked to provide the company number and control number from the Notice. Your internet vote must be received by 11:59 p.m., Eastern time on August 23, 2022, to be counted.

Beneficial Owner: Shares Registered in the Name of Broker

If you are a beneficial owner of shares registered in the name of your Broker, you should have received a Notice containing voting instructions from your Broker rather than from us. Simply follow the voting instructions in the Notice to ensure that your vote is counted. To vote in person at the Annual Meeting, you must obtain a valid proxy from your Broker.

Internet proxy voting allows you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. Please be aware that you bear costs associated with your internet access.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by telephone, through the internet, by completing the proxy card that may be delivered to you, or in person at the Annual Meeting, your shares will not be voted.

Beneficial Owner: Shares Registered in the Name of Broker

If you are a beneficial owner of shares held in street name and you do not instruct your Broker how to vote your shares, your Broker may still be able to vote your shares in its discretion. In this regard, under the rules of the New York Stock Exchange, or NYSE, Brokers that are subject to NYSE rules (which in this respect also apply to Nasdaq-listed companies and associated brokers) may use their discretion to vote your “uninstructed” shares with respect to matters considered to be “routine” under NYSE rules, but not with respect to “non-routine” matters.

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Proxy Statement

Proposals 1, 2, 3 and 4 are considered to be “non-routine” under NYSE rules, meaning that your broker may not vote your shares on those proposals in the absence of your voting instructions. However, Proposal 5 is considered to be a “routine” matter under NYSE rules, meaning that if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposal 5.

What if I return a proxy card or otherwise vote but do not make specific choices?

Our Board named Anil K. Singhal and Jean Bua as attorneys-in-fact in the proxies. If your proxy has been properly executed and returned in time to be counted at the Annual Meeting, the shares represented by your proxy will be voted in accordance with your voting instructions. If you have returned a signed proxy but have not indicated your vote, your proxy will be voted “FOR” the election of the three Class II Directors nominated by our Board, each to serve for a three-year term, “FOR” the Amended 2019 Plan, “FOR” the Amended ESPP, “FOR” the approval, on an advisory basis, of the compensation of our NEOs, and “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023. Our Board knows of no other matters to be presented at the Annual Meeting. For other matters that may properly come before the Annual Meeting, the attorneys-in-fact will use their judgment in voting your shares.

May I change or revoke my proxy?

You may revoke your proxy before it is voted at the Annual Meeting. If you are a stockholder of record, you may do so by (1) filing a written notice of revocation (dated after the original proxy) with the Secretary of NetScout before the vote at the Annual Meeting, (2) completing a later-dated proxy, including by internet or phone, and delivering it to the Secretary of NetScout before the vote at the Annual Meeting, or (3) attending the Annual Meeting and voting in person. Stockholders of record should deliver any written notice of revocation before the Annual Meeting, to NetScout Systems, Inc., 310 Littleton Road, Westford, MA 01886, Attention: Secretary. If you hold shares through a Broker, you must contact that Broker directly to revoke any prior voting instructions.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, with respect to the proposal to elect Directors, votes “FOR” or “WITHHOLD” and broker non-votes; and, with respect to the other proposals, votes “FOR” or “AGAINST,” abstentions and, if applicable, broker non-votes.

What are “broker non-votes”?

As discussed above, when a beneficial owner of shares held in “street name” does not give instructions to the Broker or nominee holding the shares as to how to vote on matters deemed by the NYSE to be “non-routine,” the Broker or nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the issued and outstanding shares of our common stock entitled to vote at the Annual Meeting are present at the meeting in person or represented by proxy. On the Record Date, there were 71,483,733 shares outstanding and entitled to vote.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power of the shares of stock entitled to vote who are present, in person or by proxy, may adjourn the Annual Meeting to another place, date, or time.

What vote is required to approve each proposal?

Proposal 1: Election of Directors: For the election of Directors, subject to our Director Resignation Policy described in the “Corporate Governance Section” above, the three nominees to serve as Class II Directors receiving the most “FOR” votes from the holders of shares present in person or represented by proxy and entitled to vote on the election of Directors (also known as a “plurality” of the votes cast) will be elected. Only votes “FOR” will affect the outcome. Withheld votes and broker non-votes will have no effect.

Proposal 2: Approval of the NetScout Systems, Inc. 2019 Equity Incentive Plan, as Amended: The affirmative vote of the holders of a majority of the shares present or represented by proxy and voting on this proposal is required to approve the Amended 2019 Plan. Abstentions and broker non-votes will not be counted towards the vote total and will have no effect on the results of this vote.

Proposal 3: Approval of the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as Amended: The affirmative vote of the holders of a majority of the shares present or represented by proxy and voting on this proposal is required to approve the Amended ESPP. Abstentions and broker non-votes will not be counted towards the vote total and will have no effect on the results of this vote.

Proposal 4: Advisory Vote on Executive Compensation: The affirmative vote of a majority of the shares present or represented and voting on this proposal is required to approve, on an advisory basis, the compensation of our NEOs. Abstentions and broker non-votes will not be counted towards the vote total and will have no effect on the results of this vote.

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Proxy Statement

Proposal 5: Ratification of Appointment of Independent Registered Public Accounting Firm: The affirmative vote of a majority of the shares present or represented by proxy and voting on this proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2023. Abstentions and broker non-votes will not be counted towards the vote total and will have no effect on the results of this vote. However, this proposal is considered a routine matter, and therefore no broker non-votes are expected to exist in connection with this proposal. We are not required to obtain the approval of our stockholders to appoint PricewaterhouseCoopers LLP as our independent registered public accounting firm. However, if our stockholders do not ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2023, the Audit Committee of our Board will consider the results of this vote when selecting auditors in the future.

When are stockholder proposals and Director nominations for next year’s annual meeting due?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing to our principal executive offices at 310 Littleton Road, Westford, Massachusetts 01886, Attention: Secretary and must be received by us no later than March 15, 2023. We suggest that you submit your proposals by registered mail, return receipt requested. Proposals must satisfy the requirements set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, or the Exchange Act and be delivered no later than March 15, 2023.

If you wish to submit a proposal for next year’s annual meeting that is not to be included in next year’s proxy materials or wish to nominate a Director, you must submit such proposal or nomination in writing to our executive offices at 310 Littleton Road, Westford, Massachusetts 01886, Attention: Secretary, and such proposal or nomination must be received by us no earlier than the close of business of April 26, 2023, and no later than the close of business of May 26, 2023, and must satisfy the requirements described below under “Stockholder Recommendations for Nominees as Directors and the Proposal of Other Business.” If the date of next year’s Annual Meeting is advanced by more than 30 days before or delayed by more than 60 days after the anniversary of the 2022 Annual Meeting, any stockholder recommendation or proposal must be received by us no earlier than the close of business on the 90th day prior to such advanced or delayed annual meeting date and no later than the close of business on the later of (i) the 60th day prior to such advanced or delayed annual meeting date or (ii) the 10th day following the day on which the first public announcement of the meeting date is first made by us. You are also advised to review our bylaws, which contain additional requirements about advance notice of stockholder proposals and Director nominations.

In addition, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of Director nominees other than NetScout nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than June 25, 2023.

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Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders.

A number of brokers with account holders who are stockholders will be “householding” NetScout’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from us (if you are a stockholder of record) or from your broker (if you are a beneficial owner) that we or they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, or if you currently receive multiple copies and would like to request “householding” of your communications, please notify your broker or NetScout. Direct your written or oral request to NetScout to our principal executive offices, 310 Littleton Road, Westford, Massachusetts 01886, Attn: Investor Relations, telephone: (979) 614-4000. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the Notice of Internet Availability of Proxy Materials or other Annual Meeting materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered.

Forward-Looking Statements

In this proxy statement, the Company has disclosed information which may be considered forward-looking within the meaning of the U.S. federal securities laws. Forward-looking statements may appear throughout this proxy statement, including in the Corporate Governance Section, Proposal 2—Approval of the NetScout Systems, Inc. 2019 Equity Incentive Plan, as Amended, Proposal 3— Approval of the NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as Amended, and the Compensation Discussion and Analysis. In some cases, you can identify these forward-looking statements by the use of terms such as “believe,” “will,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “would,” and “continue to,” or similar expressions, and variations or negatives of these words, but the absence of these words does not mean that a statement is not forward-looking. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, but not limited to, statements regarding our ESG strategies and initiatives, our estimated share usage under our equity plans, our response to the COVID-19 pandemic, our business initiatives and strategy, our financial targets, and stockholder engagement. For information regarding risks and uncertainties associated with our business and a discussion of some of the factors that may cause actual results to differ materially from the results expressed or implied by such forward-looking statements, please refer to our SEC filings, including the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and “Quantitative and Qualitative Disclosures about Market Risk” sections of our Annual Report on Form 10-K for the fiscal year ended March 31, 2022. The Company undertakes no obligation to update information in this proxy statement.

Information

The content of the websites referred to in this proxy statement are not incorporated by reference into this proxy statement.

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote on such matters in accordance with their best judgment.

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GAAP vs. Non-GAAP Measures

This proxy statement includes the following non-GAAP measures: non-GAAP total revenue, non-GAAP net income, non-GAAP net income per share (diluted) and free cash flow. Non-GAAP revenue eliminates the GAAP effects of acquisitions by adding back revenue related to deferred revenue revaluation. Non-GAAP net income excludes service deferred revenue fair value adjustment, share-based compensation expenses, amortization expense related to acquired intangible assets, business development and integration expenses, compensation for post combination services, restructuring charges, acquisition-related depreciation expenses, legal judgements expenses, change in contingent consideration, loss on extinguishment of debt and income tax adjustments. Free cash flow is defined as cash flows from operating activities less purchases of fixed and intangible assets.

These non-GAAP measures are not in accordance with GAAP, should not be considered an alternative for measures prepared in accordance with GAAP (revenue, net income (loss), diluted net income (loss) per share and cash flow), and may have limitations in that they do not reflect all our results of operations as determined in accordance with GAAP. These non-GAAP measures should only be used to evaluate our results of operations in conjunction with the corresponding GAAP measures. The presentation of non-GAAP information is not meant to be considered superior to, in isolation from, or as a substitute for results prepared in accordance with GAAP.

Management believes these non-GAAP financial measures enhance the reader’s overall understanding of our current financial performance and our prospects for the future by providing a higher degree of transparency for certain financial measures and providing a level of disclosure that helps investors understand how we plan and measure our business. We believe that providing these non-GAAP measures affords investors a view of our operating results that may be more easily compared with our peer companies and also enables investors to consider our operating results on both a GAAP and non-GAAP basis during and following the integration period of our acquisitions. Presenting the GAAP measures on their own may not be indicative of our core operating results. Furthermore, management believes that the presentation of non-GAAP measures when shown in conjunction with the corresponding GAAP measures provide useful information to management and investors regarding present and future business trends relating to our financial condition and results of operations.

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Appendix A

Reconciliation of GAAP to Non-GAAP Financial Measures

	NetScout FY21 Reported(1)	NetScout FY22 Reported(1)

GAAP revenue
Product	$377.7	$410.1
Service	453.6	455.5

Total GAAP revenue	$831.3	$855.6
Non-GAAP adjustments	0.0	—

Non-GAAP revenue
Non-GAAP product	$377.7	$410.1
Non-GAAP service	453.6	455.5

Total non-GAAP revenue	$831.3	$855.6

Net income – GAAP	$19.4	$35.9
Service deferred revenue fair value adjustment	0.0	—
Share-based compensation expense	51.9	56.1
Amortization expense related to acquired intangible assets	80.2	73.1
Business development and integration expense	0.0	(0.0)
Compensation for post combination services	0.3	0.0
Restructuring charges	0.1	—
Acquisition-related depreciation expense	0.2	0.3
Legal judgements expense	2.8	1.1
Change in contingent consideration	—	(0.8)
Loss on extinguishment of debt	—	0.6
Income tax adjustments	(29.0)	(27.8)

Total non-GAAP adjustments	106.4	102.5

Net income – non-GAAP	$125.8	$138.4

Net cash provided by operating activities	$213.9	$296.0

Purchase of fixed assets and intangible assets	(16.5)	(10.4)

Free cash flow	$197.4	$285.6

Diluted net income per share – GAAP	$0.26	$0.48
Share impact of non-GAAP adjustments identified above	1.44	1.36

Diluted net income per share – non-GAAP	$1.70	$1.84

Diluted weighted average common shares outstanding	73.8	75.1

(1)	In millions, except % and EPS data

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NetScout Systems, Inc. 2019 Equity Incentive Plan, as amended

NETSCOUT SYSTEMS, INC.

2019 EQUITY INCENTIVE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: JULY 9, 2019

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 12, 2019

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: JUNE 23, 2020

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 10, 2020

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: JULY 8, 2022

APPROVED BY THE STOCKHOLDERS: AUGUST    , 2022

1.        GENERAL.

(a)        Successor to and Continuation of Prior Plan. The Plan is intended as the successor to and continuation of the NetScout Systems, Inc. 2007 Equity Incentive Plan (the “Prior Plan”). Following the Effective Date, no additional awards may be granted under the Prior Plan. Any unallocated shares remaining available for grant under the Prior Plan as of 12:01 a.m. Eastern Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time and will be added to the Share Reserve (as defined in Section 3(a)(i)) and be then immediately available for grant and issuance pursuant to Awards granted under this Plan. From and after 12:01 a.m. Eastern Time on the Effective Date, all outstanding awards granted under the Prior Plan (each, a “Prior Plan Award”) will remain subject to the terms of the Prior Plan; provided, however, that the following shares of Common Stock subject to any outstanding Prior Plan Award (collectively, the “Prior Plan’s Returning Shares”) will immediately be added to the Share Reserve (as defined in Section 3(a)(i)) as and when such shares become the Prior Plan’s Returning Shares and will become available for grant and issuance pursuant to Awards granted under this Plan: (i) any shares subject to such award that are not issued because such award or any portion thereof expires or otherwise terminates without all of the shares covered by such award having been issued; (ii) any shares subject to such award that are not issued because such award or any portion thereof is settled in cash; (iii) any shares issued pursuant to such award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (iv) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with any such award that is a Full Value Award granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Eastern Time on the Effective Date will be subject to the terms of this Plan.

(b)        Eligible Award Recipients. Subject to Section 4, Employees, Directors and Consultants are eligible to receive Awards.

(c)        Available Awards. The Plan provides for the grant of the following types of Awards: (i) Incentive Stock Options; (ii) Nonstatutory Stock Options; (iii) Stock Appreciation Rights; (iv) Restricted Stock Awards; (v) Restricted Stock Unit Awards; and (vi) Other Stock Awards.

(d)        Purpose. The Plan, through the granting of Awards, is intended to help the Company and any Affiliate secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which such persons may benefit from increases in value of the Common Stock.

2.        ADMINISTRATION.

(a)        Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)        Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine (A) who will be granted Awards, (B) when and how each Award will be granted, (C) what type of Award will be granted, (D) the provisions of each Award (which need not be identical), including when a Participant will be permitted to exercise or otherwise receive cash or Common Stock under the Award, (E) the number of shares of Common Stock subject to, or the cash value of, an Award, and (F) the Fair Market Value applicable to an Award.

(ii)        To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

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Appendix B

(iii)        To settle all controversies regarding the Plan and Awards granted under it.

(iv)        To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or at which cash or shares of Common Stock may be issued in settlement thereof).

(v)        To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, suspension or termination of the Plan will not materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vi)        To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from or compliant with the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. However, if required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, or (E) materially expands the types of Awards available for issuance under the Plan. Except as otherwise provided in the Plan (including Section 2(b)(viii)) or an Award Agreement, no amendment of the Plan will materially impair a Participant’s rights under an outstanding Award without his or her written consent.

(vii)        To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding incentive stock options or (B) Rule 16b-3.

(viii)        To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more outstanding Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that except as otherwise provided in the Plan (including this Section 2(b)(viii)) or an Award Agreement, no amendment of an outstanding Award will materially impair a Participant’s rights under such Award without his or her written consent.

Notwithstanding the foregoing or anything in the Plan to the contrary, unless prohibited by applicable law, the Board may amend the terms of any outstanding Award or the Plan, or may suspend or terminate the Plan, without the affected Participant’s consent, (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code, (C) to clarify the manner of exemption from, or to bring the Award or the Plan into compliance with, Section 409A of the Code or (D) to comply with other applicable laws or listing requirements.

(ix)        Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x)        To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement that are required for compliance with the laws of the relevant foreign jurisdiction).

(c)        Delegation to Committee.

(i)        General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Committee may, at any time, abolish the subcommittee and/or revest in the Committee any powers delegated to the subcommittee. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii)        Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors in accordance with Rule 16b-3.

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Appendix B

(d)        Delegation to an Officer. The Board may delegate to one or more Officers the authority to do one or both of the following: (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Awards) and, to the extent permitted by applicable law, the terms of such Awards; and (ii) determine the number of shares of Common Stock to be subject to such Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Awards granted by such Officer and that such Officer may not grant an Award to himself or herself. Any such Awards will be granted on the form of Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation of authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value of the Common Stock pursuant to Section 13(v)(iii).

(e)        Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

(f)        Cancellation and Re-Grant of Awards. Neither the Board nor any Committee will have the authority to (i) reduce the exercise or strike price of any outstanding Option or SAR or (ii) cancel any outstanding Option or SAR that has an exercise or strike price (per share) greater than the then-current Fair Market Value of the Common Stock in exchange for cash or other Awards under the Plan, unless the stockholders of the Company have approved such an action within 12 months prior to such an event.

(g)        Acceleration upon Death or Disability. Unless specifically provided otherwise in the applicable Award Agreement, if a Participant’s Continuous Service terminates as a result of the Participant’s death or Disability, each of the Participant’s Awards will become fully vested (and exercisable, if applicable) as of the date of such termination, to the extent that such Awards are outstanding and unvested as of the date of such termination.

(h)        Dividends and Dividend Equivalents. Dividends or dividend equivalents may be paid or credited, as applicable, with respect to any shares of Common Stock subject to an Award, as determined by the Board and contained in the applicable Award Agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested under the terms of such Award Agreement, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of such Award Agreement (including, but not limited to, any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to the Company on the date, if any, such shares are forfeited to or repurchased by the Company due to a failure to meet any vesting conditions under the terms of such Award Agreement.

(i)        Minimum Vesting Requirements. No Award granted on or after September 10, 2020 may vest (or, if applicable, be exercisable) until at least 12 months following the date of grant of the Award; provided, however, that shares of Common Stock up to 5% of the Share Reserve (as defined in Section 3(a)(i)) may be issued pursuant to Awards granted on or after September 10, 2020 that do not meet such vesting (and, if applicable, exercisability) requirements.

3.        SHARES SUBJECT TO THE PLAN.

(a)        Share Reserve.

(i)    Subject to Section 3(a)(iii) and Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Awards from and after the Effective Date will not exceed (A) 18,494,651 shares (which number is the sum of (i) the number of shares (1,294,651) subject to the Prior Plan’s Available Reserve, (ii) an additional 5,500,000 shares that were approved at the Company’s 2019 Annual Meeting of Stockholders, (iii) an additional 4,700,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders, and (iv) an additional 7,000,000 shares that were approved at the Company’s 2022 Annual Meeting of Stockholders), plus (B) the Prior Plan’s Returning Shares, if any, which become available for issuance under this Plan from time to time (such aggregate number of shares described in (A) and (B), the “Share Reserve”).

(ii)    Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be reduced by: (A) one share for each share of Common Stock issued pursuant to an Appreciation Award granted under the Plan; (B) 2.76 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan prior to September 10, 2020; (C) 2.32 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan on or after September 10, 2020 but prior to August 24, 2022; and (D) 2.34 shares for each share of Common Stock issued pursuant to a Full Value Award granted under the Plan on or after August 24, 2022.

(iii)    Subject to Section 3(b), the number of shares of Common Stock available for issuance under the Plan will be increased by: (A) one share for each Prior Plan’s Returning Share or 2019 Plan Returning Share (as defined in Section 3(b)(i)) subject to an Appreciation Award; (B) 2.76 shares for each Prior Plan’s Returning Share or 2019 Plan Returning Share subject to a Full Value Award that returns to the Plan prior to September 10, 2020; (C) 2.32 shares for each Prior Plan’s Returning Share or 2019 Plan Returning Share subject to a Full Value Award that returns to the Plan on or after September 10, 2020 but prior to August 24, 2022; and (D) 2.34 shares for each Prior Plan’s Returning Share or 2019 Plan Returning Share subject to a Full Value Award that returns to the Plan on or after August 24, 2022.

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Appendix B

(iv)    For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. Accordingly, this Section 3(a) does not limit the granting of Awards except as provided in Section 7(a). Shares may be issued in connection with a merger or acquisition as permitted by Nasdaq Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

(b)        Reversion of Shares to the Share Reserve.

(i)        Shares Available for Subsequent Issuance. The following shares of Common Stock (collectively, the “2019 Plan Returning Shares”) will become available again for issuance under the Plan: (A) any shares subject to an Award that are not issued because such Award or any portion thereof expires or otherwise terminates without all of the shares covered by such Award having been issued; (B) any shares subject to an Award that are not issued because such Award or any portion thereof is settled in cash; (C) any shares issued pursuant to an Award that are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required for the vesting of such shares; and (D) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with any Full Value Award granted under the Plan.

(ii)        Shares Not Available for Subsequent Issuance. The following shares of Common Stock will not become available again for issuance under the Plan: (A) any shares that are reacquired or withheld (or not issued) by the Company to satisfy the exercise or strike price of any Appreciation Award granted under the Plan or Prior Plan (including any shares subject to such award that are not delivered because such award is exercised through a reduction of shares subject to such award (i.e., “net exercised”)); (B) any shares that are reacquired or withheld (or not issued) by the Company to satisfy a tax withholding obligation in connection with any Appreciation Award granted under the Plan or Prior Plan; (C) any shares repurchased by the Company on the open market with the proceeds of the exercise or strike price of any Appreciation Award granted under the Plan or Prior Plan; and (D) in the event that a Stock Appreciation Right granted under the Plan or a stock appreciation right granted under the Prior Plan is settled in shares of Common Stock, the gross number of shares of Common Stock subject to such award.

(c)        Incentive Stock Option Limit. Subject to the Share Reserve and Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be 11,000,000 shares.

(d)        Non-Employee Director Compensation Limit. The aggregate value of all cash and equity-based compensation (including Awards and any other equity-based awards) paid or granted, as applicable, by the Company to any individual for service as a Non-Employee Director with respect to any fiscal year of the Company will not exceed $750,000, calculating the value of any equity-based awards based on the grant date fair value of such awards for financial reporting purposes.

(e)        Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4.        ELIGIBILITY.

(a)        Eligibility for Specific Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405, unless (i) the stock underlying such Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Awards are granted pursuant to a corporate transaction such as a spin off transaction) or (ii) the Company, in consultation with its legal counsel, has determined that such Awards are otherwise exempt from or alternatively comply with Section 409A of the Code.

(b)        Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price (per share) of such Option is at least 110% of the Fair Market Value of the Common Stock on the date of grant of such Option and the Option is not exercisable after the expiration of five years from the date of grant.

5.        PROVISIONS RELATING TO OPTIONS AND STOCK APPRECIATION RIGHTS.

Each Option or SAR Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The terms and conditions of separate Option or SAR Agreements need not be

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Appendix B

identical; provided, however, that each Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a)        Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of seven years from the date of its grant or such shorter period specified in the Award Agreement.

(b)        Exercise or Strike Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price (per share) of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price (per share) less than 100% of the Fair Market Value of the Common Stock on the date the Award is granted if such Award is granted pursuant to an assumption of, or substitution for, another option or stock appreciation right pursuant to a Change in Control and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c)        Payment of Exercise Price for Options. The exercise price of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by one or more of the methods of payment set forth below that are specified in the Option Agreement. The Board has the authority to grant Options that do not permit all of the following methods of payment (or that otherwise restrict the ability to utilize certain methods) and to grant Options that require the consent of the Company to utilize a particular method of payment.

(i)        By cash (including electronic funds transfers), check, bank draft or money order payable to the Company;

(ii)        Pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the Common Stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii)        By delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv)        If an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v)        In any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d)        Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Award Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

(e)        Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the restrictions set forth in this Section 5(e) on the transferability of Options and SARs will apply. Notwithstanding the foregoing or anything in the Plan or an Award Agreement to the contrary, no Option or SAR may be transferred to any financial institution without prior stockholder approval.

(i)        Restrictions on Transfer. An Option or SAR will not be transferable, except by will or by the laws of descent and distribution (and pursuant to Sections 5(e)(ii) and 5(e)(iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. Subject to the foregoing paragraph, the Board may, in its sole discretion, permit transfer of the Option or SAR in a manner that is not prohibited by applicable tax and securities laws. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

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Appendix B

(ii)        Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2). If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii)        Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f)        Vesting. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to Sections 2(g) and 2(i) and any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g)        Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is three months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.

(h)        Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of a Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i)        Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date that is 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after such termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time period, the Option or SAR (as applicable) will terminate.

(j)        Death of Participant. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) a Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service (for a reason other than death), then the Participant’s Option or SAR may be exercised (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance, or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within such period of time ending on the earlier of (i) the date that is 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR (as applicable) is not exercised within the applicable time period, the Option or SAR (as applicable) will terminate.

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(k)        Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other individual written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service is terminated for Cause, the Participant’s Option or SAR will terminate immediately upon such termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the time of such termination of Continuous Service.

(l)        Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (i) if such non-exempt employee dies or suffers a Disability, (ii) upon a Change in Control, or (iii) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement, in another written agreement between the Participant and the Company or an Affiliate, or, if no such definition, in accordance with the Company’s or Affiliate’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Awards and are hereby incorporated by reference into such Award Agreements.

6.        PROVISIONS OF AWARDS OTHER THAN OPTIONS AND SARS.

(a)        Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock underlying a Restricted Stock Award may be (i) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse, or (ii) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of separate Restricted Stock Award Agreements need not be identical; provided, however, that each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i)        Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash (including electronic funds transfers), check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)        Vesting. Subject to Sections 2(g) and 2(i), shares of Common Stock awarded under a Restricted Stock Award Agreement may be subject to forfeiture to or repurchase by the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of such termination under the terms of the Participant’s Restricted Stock Award Agreement.

(iv)        Transferability. Rights to acquire shares of Common Stock under a Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement. Notwithstanding the foregoing or anything in the Plan or a Restricted Stock Award Agreement to the contrary, no Restricted Stock Award may be transferred to any financial institution without prior stockholder approval.

(b)        Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board deems appropriate. The terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical; provided, however, that each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(i)        Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii)        Vesting. Subject to Sections 2(g) and 2(i), at the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

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(iii)        Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv)        Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to the Restricted Stock Unit Award to a time after the vesting of the Restricted Stock Unit Award.

(v)        Termination of Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if a Participant’s Continuous Service terminates, any portion of the Participant’s Restricted Stock Unit Award that has not vested as of the date of such termination will be forfeited upon such termination.

(c)        Other Stock Awards. Other forms of Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof may be granted either alone or in addition to Awards granted under Section 5 and this Section 6. Subject to the provisions of the Plan (including, but not limited to, Sections 2(g), 2(h) and 2(i)), the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7.        COVENANTS OF THE COMPANY.

(a)        Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Awards.

(b)        Securities Law Compliance. The Company will seek to obtain from each regulatory commission or agency having jurisdiction over the Plan the authority required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable securities law.

(c)        No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8.        MISCELLANEOUS.

(a)        Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock issued pursuant to Awards will constitute general funds of the Company.

(b)        Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c)        Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

(d)        No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the

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Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

(e)        Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any Affiliate is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (i) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f)        Incentive Stock Option Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and any Affiliates) exceeds $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g)        Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h)        Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any federal, state, local or foreign tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Award; (iii) withholding cash from an Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; or (v) by such other method as may be set forth in the Award Agreement.

(i)        Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j)        Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company or an Affiliate. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k)        Section 409A. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance with Section 409A of the Code, such

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terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount under such Award that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months and one day following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment may be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six-month period elapses, with the balance paid thereafter on the original schedule.

(l)        Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law, and any other clawback policy that the Company adopts. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement or other written agreement between a Participant and the Company or an Affiliate as the Board determines necessary or appropriate, including, but not limited to, a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

9.        ADJUSTMENTS UPON CHANGES IN COMMON STOCK; OTHER CORPORATE EVENTS.

(a)        Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a); (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c); and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Awards. The Board will make such adjustments and its determination will be final, binding and conclusive.

(b)        Dissolution or Liquidation. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, in the event of a dissolution or liquidation of the Company, all outstanding Awards (other than Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to a forfeiture condition or the Company’s right of repurchase may be reacquired or repurchased by the Company notwithstanding the fact that the holder of such Award is providing Continuous Service.

(c)        Change in Control. In the event of a Change in Control, the provisions of this Section 9(c) will apply to each outstanding Award unless otherwise provided in the instrument evidencing the Award, in any other written agreement between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company.

(i)        Awards May Be Assumed. In the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue any or all outstanding Awards or may substitute similar stock awards for any or all outstanding Awards (including, but not limited to, awards to acquire the same consideration paid to the stockholders of the Company pursuant to the Change in Control), and any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to any outstanding Awards may be assigned by the Company to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company). For clarity, in the event of a Change in Control, any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may choose to assume or continue only a portion of an outstanding Award, to substitute a similar stock award for only a portion of an outstanding Award, or to assume or continue, or substitute similar stock awards for, the outstanding Awards held by some, but not all, Participants. The terms of any such assumption, continuation or substitution will be set by the Board.

(ii)        Awards Held by Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants whose Continuous Service has not terminated prior to the effective time of the Change in Control (referred to as the “Current Participants”), the vesting (and exercisability, if applicable) of such Awards will be accelerated in full (and with respect to any such Awards that are subject to performance-based vesting conditions or requirements, vesting will be deemed to be satisfied at the greater of (x) the target level of performance or (y) the actual level of performance measured in accordance with the applicable performance goals as of the date of the Change in Control) to a date prior to the effective time of the Change in Control (contingent upon the closing or completion of the Change in Control) as the Board will determine (or, if the Board does not determine such a date, to the date that is five days prior to the effective time of the Change in Control), and such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board, and any reacquisition or repurchase rights held by the Company with respect to such Awards will lapse (contingent upon the closing or completion of the Change in Control).

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(iii)        Awards Held by Participants other than Current Participants. In the event of a Change in Control in which the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) does not assume or continue outstanding Awards, or substitute similar stock awards for outstanding Awards, then with respect to any such Awards that have not been assumed, continued or substituted and that are held by Participants other than Current Participants, such Awards will terminate if not exercised (if applicable) prior to the effective time of the Change in Control in accordance with the exercise procedures determined by the Board; provided, however, that any reacquisition or repurchase rights held by the Company with respect to such Awards will not terminate and may continue to be exercised notwithstanding the Change in Control.

(iv)        Payment for Awards in Lieu of Exercise. Notwithstanding the foregoing, in the event any outstanding Award held by a Participant will terminate if not exercised prior to the effective time of a Change in Control, the Board may provide that the Participant may not exercise such Award but instead will receive a payment, in such form as may be determined by the Board, equal in value to the excess, if any, of (A) the value of the property the Participant would have received upon the exercise of such Award immediately prior to the effective time of the Change in Control, over (B) any exercise price payable by the Participant in connection with such exercise. For clarity, such payment may be zero if the value of such property is equal to or less than the exercise price. Payments under this provision may be delayed to the same extent that payment of consideration to the holders of the Common Stock in connection with the Change in Control is delayed as a result of escrows, earn outs, holdbacks or any other contingencies.

(d)        No Additional Acceleration upon or after Change in Control. Unless provided otherwise in the Award Agreement for an Award, in any other written agreement or plan between the Company or any Affiliate and the Participant, or in any director compensation policy of the Company, an Award will not be subject to additional acceleration of vesting and exercisability upon or after a Change in Control.

(e)        Parachute Payments. Except as otherwise provided in the applicable Award Agreement or other written agreement between a Participant and the Company or an Affiliate, if any payment or benefit the Participant would receive pursuant to a Change in Control from the Company or otherwise (“Payment”) would (i) constitute a “parachute payment” within the meaning of Section 280G of the Code, and (ii) but for this sentence, be subject to the excise tax imposed by Section 4999 of the Code (the “Excise Tax”), then such Payment will be equal to the Reduced Amount. The “Reduced Amount” will be either (x) the largest portion of the Payment that would result in no portion of the Payment being subject to the Excise Tax or (y) the largest portion, up to and including the total, of the Payment, whichever amount, after taking into account all applicable federal, state and local employment taxes, income taxes, and the Excise Tax (all computed at the highest applicable marginal rate), results in the Participant’s receipt, on an after-tax basis, of the greater amount of the Payment notwithstanding that all or some portion of the Payment may be subject to the Excise Tax. If a reduction in payments or benefits constituting “parachute payments” is necessary so that the Payment equals the Reduced Amount, reduction will occur in the following order: (A) reduction of cash payments; (B) cancellation of accelerated vesting of equity awards other than stock options; (C) cancellation of accelerated vesting of stock options; and (D) reduction of other benefits paid to the Participant. Within any such category of payments and benefits (that is, (A), (B), (C) or (D)), a reduction will occur first with respect to amounts that are not “deferred compensation” within the meaning of Section 409A of the Code and then with respect to amounts that are. In the event that acceleration of compensation from a Participant’s equity awards is to be reduced, such acceleration of vesting will be canceled, subject to the immediately preceding sentence, in the reverse order of the date of grant. The accounting firm engaged by the Company for general audit purposes as of the day prior to the effective date of the Change in Control will perform the foregoing calculations. If the accounting firm so engaged by the Company is serving as accountant or auditor for the individual, entity or group effecting the Change in Control, the Company will appoint a nationally recognized accounting firm to make the determinations required hereunder. The Company will bear all expenses with respect to the determinations by such accounting firm required to be made hereunder. The accounting firm engaged to make the determinations hereunder will provide its calculations, together with detailed supporting documentation, to the Participant and the Company within 15 calendar days after the date on which the Participant’s right to a Payment is triggered (if requested at that time by the Participant or the Company) or such other time as reasonably requested by the Participant or the Company. Any good faith determinations of the accounting firm made hereunder will be final, binding and conclusive upon the Participant and the Company.

10.        TERMINATION OR SUSPENSION OF THE PLAN.

(a)        Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Incentive Stock Option may be granted after the tenth anniversary of the earlier of (i) the Adoption Date or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

(b)        No Impairment of Rights. Suspension or termination of the Plan will not materially impair rights and obligations under any Award granted while the Plan is in effect except with the written consent of the affected Participant or as otherwise permitted in the Plan (including Section 2(b)(viii)) or an Award Agreement.

11.        EFFECTIVE DATE OF PLAN.

This Plan will become effective on the Effective Date.

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12.        CHOICE OF LAW.

The laws of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13.        DEFINITIONS. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a)        “Adoption Date” means July 9, 2019, which is the date the Plan was adopted by the Board.

(b)        “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c)        “Appreciation Award” means (i) a stock option or stock appreciation right granted under the Prior Plan or (ii) an Option or Stock Appreciation Right, in each case with respect to which the exercise or strike price (per share) is at least 100% of the Fair Market Value of the Common Stock subject to the stock option or stock appreciation right, or Option or Stock Appreciation Right, as applicable, on the date of grant.

(d)        “Award” means an Incentive Stock Option, a Nonstatutory Stock Option, a Stock Appreciation Right, a Restricted Stock Award, a Restricted Stock Unit Award or any Other Stock Award.

(e)        “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(f)        “Board” means the Board of Directors of the Company.

(g)        “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards No. 123 (revised). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h)        “Cause” will have the meaning ascribed to such term in any written agreement between a Participant and the Company or an Affiliate defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of one or more of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of any Company or Affiliate documents or records; (ii) the Participant’s material failure to abide by the code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct) of the Company or an Affiliate; (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information of the Company or an Affiliate); (iv) any intentional act by the Participant which has a material detrimental effect on the reputation or business of the Company or an Affiliate; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties. The determination that a termination of a Participant’s Continuous Service is either for Cause or without Cause will be made by the Company, in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated with or without Cause for the purposes of outstanding Awards held by the Participant will have no effect upon any determination of the rights or obligations of the Company or the Participant for any other purpose.

(i)        “Change in Control” means the consummation of any of the following events:

(i)        any merger or consolidation after which the voting securities of the Company outstanding immediately prior thereto represent (either by remaining outstanding or by being converted into voting securities of the surviving or acquiring entity) less than 50% of the combined voting power of the voting securities of the Company or such surviving or acquiring entity outstanding immediately after such event;

(ii)        any sale of all or substantially all of the assets or capital stock of the Company (other than in a spin-off or similar transaction); or

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(iii)        any other acquisition of the business of the Company, as determined by the Board, in its sole discretion; provided, however, that no Change in Control (or any analogous term) will be deemed to occur upon an announcement or commencement of a tender offer or upon a “potential” takeover or upon stockholder approval of a merger or other transaction, in each case without a requirement that the Change in Control actually occur.

Notwithstanding the foregoing or any other provision of this Plan, (A) the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company, and (B) the definition of Change in Control (or any analogous term) in an individual written agreement between a Participant and the Company or an Affiliate will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that (1) if no definition of Change in Control (or any analogous term) is set forth in such an individual written agreement, the foregoing definition will apply; and (2) no Change in Control (or any analogous term) will be deemed to occur with respect to Awards subject to such an individual written agreement without a requirement that the Change in Control (or any analogous term) actually occur.

If required for compliance with Section 409A of the Code, in no event will an event be deemed a Change in Control if such event is not also a “change in the ownership of” the Company, a “change in the effective control of” the Company or a “change in the ownership of a substantial portion of the assets of” the Company, each as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of a “change in control event” under Section 409A of the Code and the regulations thereunder.

(j)        “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k)        “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

(l)        “Common Stock” means the common stock of the Company.

(m)        “Company” means NetScout Systems, Inc., a Delaware corporation.

(n)        “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o)        “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Director or Consultant or a change in the Entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s or Affiliate’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law.

(p)        “Director” means a member of the Board.

(q)        “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(r)        “Effective Date” means the effective date of this Plan, which is the date of the Annual Meeting of Stockholders of the Company held in 2019, provided that this Plan is approved by the Company’s stockholders at such meeting.

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(s)        “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(t)        “Entity” means a corporation, partnership, limited liability company or other entity.

(u)        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v)        “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)        Unless otherwise provided by the Board, if the Common Stock is listed on any established stock exchange or traded on any established market, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii)        Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value of a share of Common Stock will be the closing sales price for such stock on the last preceding date for which such quotation exists.

(iii)        In the absence of such markets for the Common Stock, the Fair Market Value of a share of Common Stock will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(w)        “Full Value Award” means (i) an award granted under the Prior Plan or (ii) an Award, in each case that is not an Appreciation Award.

(x)        “Incentive Stock Option” means an option granted pursuant to Section 5 that is intended to be, and that qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(y)        “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K, or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(z)        “Nonstatutory Stock Option” means an option granted pursuant to Section 5 that does not qualify as an Incentive Stock Option.

(aa)        “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(bb)        “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)        “Option Agreement” means a written agreement between the Company and a holder of an Option evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(dd)        “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(c).

(ee)        “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ff)        “Own,” or “Owned” A person or Entity will be deemed to “Own,” or to have “Owned” securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(gg)        “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

(hh)        “Plan” means this NetScout Systems, Inc. 2019 Equity Incentive Plan.

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(ii)        “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(jj)        “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(kk)        “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(ll)        “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(mm)        “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(nn)        “Rule 405” means Rule 405 promulgated under the Securities Act.

(oo)        “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(pp)        “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(qq)        “Stock Appreciation Right Agreement” or “SAR Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(rr)        “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ss)        “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, as amended

NETSCOUT SYSTEMS, INC.

AMENDED AND RESTATED 2011 EMPLOYEE STOCK PURCHASE PLAN

ADOPTED BY THE BOARD OF DIRECTORS: JUNE 29, 2011

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 7, 2011

AMENDED AND RESTATED BY THE COMPENSATION COMMITTEE: FEBRUARY 8, 2012

AMENDED AND RESTATED BY THE COMPENSATION COMMITTEE: JULY 3, 2018

APPROVED BY THE STOCKHOLDERS: SEPTEMBER 12, 2018

AMENDED AND RESTATED BY THE BOARD OF DIRECTORS: JULY 8, 2022

APPROVED BY THE STOCKHOLDERS: AUGUST    , 2022

1.        GENERAL.

(a)        This Plan is intended as the successor to the NetScout Systems, Inc. 1999 Employee Stock Purchase Plan (the “Prior Plan”). Following the Effective Date of this Plan, no additional options to purchase shares of Common Stock shall be granted under the Prior Plan. All Purchase Rights granted on or after the Effective Date of this Plan shall be subject to the terms of this Plan.

(b)        The purpose of the Plan is to provide a means by which Eligible Employees of the Company and certain Designated Companies may be given an opportunity to purchase shares of Common Stock. The Plan is intended to permit the Company to grant a series of Purchase Rights to Eligible Employees.

(c)        The Company, by means of the Plan, seeks to retain the services of such Employees, to secure and retain the services of new Employees and to provide incentives for such persons to exert maximum efforts for the success of the Company, its Related Corporations and Affiliates.

(d)        This Plan includes two components: a 423 Component and a Non-423 Component. It is the intention of the Company to have the 423 Component qualify as an Employee Stock Purchase Plan. The provisions of the 423 Component, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of Purchase Rights under the Non-423 Component that does not qualify as an Employee Stock Purchase Plan; such Purchase Rights shall be granted pursuant to rules, procedures or subplans adopted by the Board designed to achieve tax, securities laws or other objectives for Eligible Employees and the Company, its Related Corporations and Affiliates. Except as otherwise provided herein or determined by the Board, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

(e)        If a Participant transfers employment from the Company or any Designated Related Corporation participating in the 423 Component to a Designated Affiliate participating in the Non-423 Component, he or she shall immediately cease to participate in the 423 Component; however, any Contributions made for the Purchase Period in which such transfer occurs shall be transferred to the Non-423 Component, and such Participant shall immediately join the then current Offering under the Non-423 Component upon the same terms and conditions in effect for his or her participation in the Plan, except for such modifications as may be required by applicable law. A Participant who transfers employment from a Designated Affiliate participating in the Non-423 Component to the Company or any Designated Related Corporation participating in the 423 Component shall remain a Participant in the Non-423 Component until the earlier of (i) the end of the current Offering Period under the Non-423 Component, or (ii) the Offering Date of the first Offering in which he or she participates following such transfer.

2.        ADMINISTRATION.

(a)        The Board shall administer the Plan unless and until the Board delegates administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b)        The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i)        To determine how and when Purchase Rights to purchase shares of Common Stock shall be granted and the provisions of each Offering of such Purchase Rights (which need not be identical), including which Designated Related Corporations and Designated Affiliates shall participate in the 423 Component or the Non-423 Component.

(ii)        To designate from time to time which Related Corporations and Affiliates of the Company shall be eligible to participate in the Plan as Designated Related Corporations and Designated Affiliates.

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(iii)        To construe and interpret the Plan and Purchase Rights, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

(iv)        To settle all controversies regarding the Plan and Purchase Rights granted under it.

(v)        To suspend or terminate the Plan at any time as provided in Section 12.

(vi)        To amend the Plan at any time as provided in Section 12.

(vii)        Generally, to exercise such powers and to perform such acts as it deems necessary or expedient to promote the best interests of the Company, its Related Corporations and Affiliates and to carry out the intent that the 423 Component be treated as an Employee Stock Purchase Plan.

(viii)        To adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Employees who are foreign nationals or employed outside the United States. Without limiting the generality of the foregoing, the Board specifically is authorized to adopt rules, procedures and subplans, which, for purposes of the Non-423 Component, may be outside the scope of Section 423 of the Code, regarding, without limitation, eligibility to participate in the Plan, handling and making of Contributions, establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of share issuances, which may vary according to local requirements.

(ix)        To make any other determination and take any other action that the Board deems necessary or desirable for the administration of the Plan.

(c)        The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated. Whether or not the Board has delegated administration of the Plan to a Committee, the Board shall have the final power to determine all questions of policy and expediency that may arise in the administration of the Plan.

(d)        All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.        SHARES OF COMMON STOCK SUBJECT TO THE PLAN.

(a)        Subject to the provisions of Section 11(a) relating to Capitalization Adjustments, the shares of Common Stock that may be sold pursuant to Purchase Rights shall not exceed in the aggregate 7,500,000 shares of Common Stock.

(b)        If any Purchase Right granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Purchase Right shall again become available for issuance under the Plan.

(c)        The stock purchasable under the Plan shall be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market.

4. GRANT OF PURCHASE RIGHTS; OFFERING.

(a)        The Board may from time to time grant or provide for the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees in an Offering (consisting of one or more Purchase Periods) on an Offering Date or Offering Dates selected by the Board. Each Offering shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate, and with respect to the 423 Component shall comply with the requirement of Section 423(b)(5) of the Code that all Employees granted Purchase Rights shall have the same rights and privileges. The terms and conditions of an Offering shall be incorporated by reference into the Plan and treated as part of the Plan. The provisions of separate Offerings need not be identical, but each Offering shall include (through incorporation of the provisions of this Plan by reference in the document comprising the Offering or otherwise) the period during which the Offering shall be effective, which period shall not exceed 27 months beginning with the Offering Date, and the substance of the provisions contained in Sections 5 through 8, inclusive.

(b)        If a Participant has more than one Purchase Right outstanding under the Plan, unless he or she otherwise indicates in agreements or notices delivered hereunder: (i) each agreement or notice delivered by that Participant shall be deemed to apply to all of

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his or her Purchase Rights under the Plan, and (ii) a Purchase Right with a lower exercise price (or an earlier-granted Purchase Right, if different Purchase Rights have identical exercise prices) shall be exercised to the fullest possible extent before a Purchase Right with a higher exercise price (or a later-granted Purchase Right if different Purchase Rights have identical exercise prices) shall be exercised.

(c)        The Board shall have the discretion to structure an Offering so that if the Fair Market Value of a share of Common Stock on the first day of a new Purchase Period within that Offering is less than or equal to the Fair Market Value of a share of Common Stock on the Offering Date for that Offering, then (i) that Offering shall terminate immediately, and (ii) the Participants in such terminated Offering shall be automatically enrolled in a new Offering beginning on the first day of such new Purchase Period.

5.        ELIGIBILITY.

(a)        Purchase Rights may be granted only to Employees of the Company or, as the Board may designate as provided in Section 2(b), to Employees of a Related Corporation or Affiliate. Except as provided in Section 5(b), an Employee shall not be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee has been in the employ of the Company, the Related Corporation or the Affiliate, as the case may be, for such continuous period preceding such Offering Date as the Board may require, but in no event shall the required period of continuous employment be greater than two years. In addition, the Board may provide that no Employee shall be eligible to be granted Purchase Rights under the Plan unless, on the Offering Date, such Employee’s customary employment with the Company or the Related Corporation or the Affiliate is more than 20 hours per week and more than five months per calendar year for purposes of the 423 Component or such other criteria as the Board may determine consistent with Section 423 of the Code.

(b)        The Board may provide that each person who, during the course of an Offering, first becomes an Eligible Employee shall, on a date or dates specified in the Offering which coincides with the day on which such person becomes an Eligible Employee or which occurs thereafter, receive a Purchase Right under that Offering, which Purchase Right shall thereafter be deemed to be a part of that Offering. Such Purchase Right shall have the same characteristics as any Purchase Rights originally granted under that Offering, as described herein, except that:

(i)        the date on which such Purchase Right is granted shall be the “Offering Date” of such Purchase Right for all purposes, including determination of the exercise price of such Purchase Right;

(ii)        the period of the Offering with respect to such Purchase Right shall begin on its Offering Date and end coincident with the end of such Offering; and

(iii)        the Board may provide that if such person first becomes an Eligible Employee within a specified period of time before the end of the Offering, he or she shall not receive any Purchase Right under that Offering.

(c)        No Employee shall be eligible for the grant of any Purchase Rights under the 423 Component if, immediately after any such Purchase Rights are granted, such Employee owns stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or of any Related Corporation. For purposes of this Section 5(c), the rules of Section 424(d) of the Code shall apply in determining the stock ownership of any Employee, and stock which such Employee may purchase under all outstanding Purchase Rights and options shall be treated as stock owned by such Employee.

(d)        As specified by Section 423(b)(8) of the Code, an Eligible Employee participating in the 423 Component may be granted Purchase Rights under the Plan only if such Purchase Rights, together with any other rights granted under all Employee Stock Purchase Plans of the Company and any Related Corporations, do not permit such Eligible Employee’s rights to purchase stock of the Company or any Related Corporation to accrue at a rate which exceeds $25,000 of Fair Market Value of such stock (determined at the time such rights are granted, and which, with respect to the Plan, shall be determined as of their respective Offering Dates) for each calendar year in which such rights are outstanding at any time.

(e)        Officers of the Company and any Designated Company, if they are otherwise Eligible Employees, shall be eligible to participate in Offerings under the Plan. Notwithstanding the foregoing, the Board may provide in an Offering under the 423 Component that Employees who are highly compensated Employees within the meaning of Section 423(b)(4)(D) of the Code shall not be eligible to participate.

6.        PURCHASE RIGHTS; PURCHASE PRICE.

(a)        On each Offering Date, each Eligible Employee, pursuant to an Offering made under the Plan, shall be granted a Purchase Right to purchase up to that number of shares of Common Stock purchasable either with a percentage or with a maximum dollar amount, as designated by the Board, but in either case not exceeding 20% of such Employee’s earnings (as defined by the Board in each Offering) during the period that begins on the Offering Date (or such later date as the Board determines for a particular Offering) and ends on the date stated in the Offering, which date shall be no later than the end of the Offering.

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(b)        The Board shall establish one or more Purchase Dates during an Offering as of which Purchase Rights granted pursuant to that Offering shall be exercised and purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(c)        In connection with each Offering made under the Plan, the Board may specify a maximum number of shares of Common Stock that may be purchased by any Participant on any Purchase Date during such Offering. In connection with each Offering made under the Plan, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants pursuant to such Offering. In addition, in connection with each Offering that contains more than one Purchase Date, the Board may specify a maximum aggregate number of shares of Common Stock that may be purchased by all Participants on any Purchase Date under the Offering. If the aggregate purchase of shares of Common Stock issuable upon exercise of Purchase Rights granted under the Offering would exceed any such maximum aggregate number, then, in the absence of any Board action otherwise, a pro rata allocation of the shares of Common Stock available shall be made in as nearly a uniform manner as shall be practicable and equitable.

(d)        The purchase price of shares of Common Stock acquired pursuant to Purchase Rights shall be not less than the lesser of:

(i)        an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the Offering Date; or

(ii)        an amount equal to 85% of the Fair Market Value of the shares of Common Stock on the applicable Purchase Date.

7.        PARTICIPATION; WITHDRAWAL; TERMINATION.

(a)        An Eligible Employee may elect to authorize payroll deductions pursuant to an Offering under the Plan by completing and delivering to the Company, within the time specified in the Offering, an enrollment form (in such form as the Company may provide). Each such enrollment form shall authorize an amount of Contributions expressed as a percentage of the submitting Participant’s earnings (as defined in each Offering) during the Offering (not to exceed the maximum percentage specified by the Board). Each Participant’s Contributions shall be credited to a bookkeeping account for such Participant under the Plan and shall be deposited with the general funds of the Company except where applicable law requires that Contributions be deposited with a third party. To the extent provided in the Offering, a Participant may begin such Contributions after the beginning of the Offering. To the extent provided in the Offering, a Participant may thereafter reduce (including to zero) or increase his or her Contributions. To the extent required under applicable law or if specifically provided in the Offering, in addition to or instead of making Contributions by payroll deductions, a Participant may make Contributions through the payment by cash or check prior to each Purchase Date of the Offering.

(b)        During an Offering, a Participant may cease making Contributions and withdraw from the Offering by delivering to the Company a notice of withdrawal in such form as the Company may provide. Such withdrawal may be elected at any time prior to the end of the Offering, except as provided otherwise in the Offering. Upon such withdrawal from the Offering by a Participant, the Company shall distribute to such Participant all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the Participant) under the Offering, and such Participant’s Purchase Right in that Offering shall thereupon terminate. A Participant’s withdrawal from an Offering shall have no effect upon such Participant’s eligibility to participate in any other Offerings under the Plan, but such Participant shall be required to deliver a new enrollment form in order to participate in subsequent Offerings.

(c)        Unless otherwise required by applicable law, Purchase Rights granted pursuant to any Offering under the Plan shall terminate immediately upon a Participant ceasing to be an Employee for any reason or for no reason or other lack of eligibility. The Company shall distribute to such terminated or otherwise ineligible Employee all of his or her accumulated Contributions (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock for the terminated or otherwise ineligible Employee) under the Offering.

(d)        Purchase Rights shall not be transferable by a Participant except by will, the laws of descent and distribution, or by a beneficiary designation as provided in Section 10. During a Participant’s lifetime, Purchase Rights shall be exercisable only by such Participant.

(e)        Unless otherwise specified in an Offering, the Company shall have no obligation to pay interest on Contributions, unless otherwise required by applicable law.

8.        EXERCISE OF PURCHASE RIGHTS.

(a)        On each Purchase Date during an Offering, each Participant’s accumulated Contributions shall be applied to the purchase of shares of Common Stock up to the maximum number of shares of Common Stock permitted pursuant to the terms of the Plan and the applicable Offering, at the purchase price specified in the Offering. No fractional shares shall be issued upon the exercise of Purchase Rights unless specifically provided for in the Offering.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    C-4

Appendix C

(b)        If any amount of accumulated Contributions remains in a Participant’s account after the purchase of shares of Common Stock and such remaining amount is less than the amount required to purchase one share of Common Stock on the final Purchase Date of an Offering, then such remaining amount shall be held in such Participant’s account for the purchase of shares of Common Stock under the next Offering under the Plan, unless such Participant withdraws from such next Offering, as provided in Section 7(b), or is not eligible to participate in such Offering, as provided in Section 5, in which case such amount shall be distributed to such Participant after the final Purchase Date, without interest (unless otherwise required by applicable law). If the amount of Contributions remaining in a Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one whole share of Common Stock on the final Purchase Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering without interest (unless otherwise required by applicable law.

(c)        No Purchase Rights may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act and the Plan is in material compliance with all applicable federal, state, foreign and other securities and other laws applicable to the Plan. If on a Purchase Date during any Offering hereunder the shares of Common Stock are not so registered or the Plan is not in such compliance, no Purchase Rights or any Offering shall be exercised on such Purchase Date, and the Purchase Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Purchase Date shall not be delayed more than 12 months and the Purchase Date shall in no event be more than 27 months from the Offering Date. If, on the Purchase Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Purchase Rights shall be exercised and all Contributions accumulated during the Offering (reduced to the extent, if any, such Contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants without interest.

9.        COVENANTS OF THE COMPANY.

The Company shall seek to obtain from each federal, state, foreign or other regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock upon exercise of the Purchase Rights. If, after commercially reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, and at a commercially reasonable cost, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Purchase Rights unless and until such authority is obtained.

10.        DESIGNATION OF BENEFICIARY.

(a)        A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by or otherwise acceptable to the Company.

(b)        The Participant may change such designation of beneficiary at any time by written notice to the Company. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

11.        ADJUSTMENTS UPON CHANGES IN COMMON STOCK; CORPORATE TRANSACTIONS.

(a)        In the event of a Capitalization Adjustment, the Board shall appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and number of securities subject to, and the purchase price applicable to outstanding Offerings and Purchase Rights, and (iii) the class(es) and number of securities that are the subject of purchase limits under each ongoing Offering. The Board shall make such adjustments, and its determination shall be final, binding and conclusive.

(b)        In the event of a Corporate Transaction, then: (i) any surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) may assume or continue Purchase Rights outstanding under the Plan or may substitute similar rights (including a right to acquire the same consideration paid to the stockholders in the Corporate Transaction) for those outstanding under the Plan, or (ii) if any surviving or acquiring corporation (or its parent company) does not assume or continue such Purchase Rights or does not substitute similar rights for Purchase Rights outstanding under the Plan, then the Participants’ accumulated Contributions shall be used to purchase shares of Common Stock within ten business days prior to the Corporate Transaction under any ongoing Offerings, and the Participants’ Purchase Rights under the ongoing Offerings shall terminate immediately after such purchase.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    C-5

Appendix C

12.        AMENDMENT, TERMINATION OR SUSPENSION OF THE PLAN.

(a)        The Board may amend the Plan at any time in any respect the Board deems necessary or advisable. However, except as provided in Section 11(a) relating to Capitalization Adjustments, stockholder approval shall be required for any amendment of the Plan for which stockholder approval is required by applicable law or listing requirements.

(b)        The Board may suspend or terminate the Plan at any time. No Purchase Rights may be granted under the Plan while the Plan is suspended or after it is terminated.

(c)        Any benefits, privileges, entitlements and obligations under any outstanding Purchase Rights granted before an amendment, suspension or termination of the Plan shall not be impaired by any such amendment, suspension or termination except (i) with the consent of the person to whom such Purchase Rights were granted, (ii) as necessary to comply with any laws, listing requirements, or governmental regulations (including, without limitation, the provisions of Section 423 of the Code and the regulations and other interpretive guidance issued thereunder relating to Employee Stock Purchase Plans) including without limitation any such regulations or other guidance that may be issued or amended after the Effective Date, or (iii) as necessary to obtain or maintain favorable tax, listing, or regulatory treatment.

13.        CODE SECTION 409A; TAX QUALIFICATION.

(a)        Purchase Rights granted under the 423 Component are exempt from the application of Section 409A of the Code. Purchase Rights granted under the Non-423 Component to U.S. taxpayers are intended to be exempt from the application of Section 409A of the Code under the short-term deferral exception and any ambiguities shall be construed and interpreted in accordance with such intent. Subject to Section 13(b) hereof, Purchase Rights granted to U.S. taxpayers under the Non-423 Component shall be subject to such terms and conditions that will permit such Purchase Rights to satisfy the requirements of the short-term deferral exception available under Section 409A of the Code, including the requirement that the shares subject to a Purchase Right be delivered within the short-term deferral period. Subject to Section 13(b) hereof, in the case of a Participant who would otherwise be subject to Section 409A of the Code, to the extent the Board determines that a Purchase Right or the exercise, payment, settlement or deferral thereof is subject to Section 409A of the Code, the Purchase Right shall be granted, exercised, paid, settled or deferred in a manner that will comply with Section 409A of the Code, including U.S. Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the adoption of the Plan. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if the Purchase Right that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Board with respect thereto.

(b)        Although the Company may endeavor to (i) qualify a Purchase Right for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 13(a) hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.

14.        EFFECTIVE DATE OF PLAN.

The Plan shall become effective on the date the Plan is adopted by the Board (the “Effective Date”) but no Purchase Rights shall be exercised unless and until the Plan has been approved by the stockholders of the Company, which approval shall be within 12 months before or after the date the Plan is adopted by the Board.

15.        MISCELLANEOUS PROVISIONS.

(a)        Proceeds from the sale of shares of Common Stock pursuant to Purchase Rights shall constitute general funds of the Company.

(b)        A Participant shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, shares of Common Stock subject to Purchase Rights unless and until the Participant’s shares of Common Stock acquired upon exercise of Purchase Rights are recorded in the books of the Company (or its transfer agent).

(c)        The Plan and Offering do not constitute an employment contract. Nothing in the Plan or in the Offering shall in any way alter the at will nature of a Participant’s employment, if applicable, or be deemed to create in any way whatsoever any obligation on the part of any Participant to continue in the employ of the Company, a Related Corporation or an Affiliate, or on the part of the Company, a Related Corporation or an Affiliate to continue the employment of a Participant.

(d)        The provisions of the Plan shall be governed by the laws of the State of Delaware without resort to that state’s conflicts of laws rules.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    C-6

Appendix C

(e)        If any particular provision of the Plan is found to be invalid or otherwise unenforceable, such provision shall not affect the other provisions of the Plan, but the Plan shall be construed in all respects as if such invalid provision were omitted.

16.        DEFINITIONS.

As used in the Plan, the following definitions shall apply to the capitalized terms indicated below:

(a)        “423 Component” means the part of the Plan, which excludes the Non-423 Component, pursuant to which Purchase Rights that satisfy the requirements for Employee Stock Purchase Plans may be granted to Eligible Employees.

(b)        “Affiliate” means (i) any entity that, directly or indirectly, is controlled by, controls or is under common control with, the Company and (ii) any entity in which the Company has a significant equity interest, in either case as determined by the Board, whether now or hereafter existing.

(c)        “Board” means the Board of Directors of the Company.

(d)        “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Purchase Right after the Effective Date without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other similar transaction). Notwithstanding the foregoing, the conversion of any convertible securities of the Company shall not be treated as a Capitalization Adjustment.

(e)        “Code” means the U.S. Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder..

(f)        “Committee” means a committee of one or more members of the Board to whom authority has been delegated by the Board in accordance with Section 2(c).

(g)        “Common Stock” means the common stock of the Company.

(h)        “Company” means NetScout Systems, Inc., a Delaware corporation.

(i)        “Contributions” means the payroll deductions and other additional payments specifically provided for in the Offering, that a Participant contributes to fund the exercise of a Purchase Right. A Participant may make additional payments into his or her account, if specifically provided for in the Offering, and then only if the Participant has not already had the maximum permitted amount withheld during the Offering through payroll deductions.

(j)        “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)        a sale or other disposition of all or substantially all, as determined by the Board in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii)        a sale or other disposition of at least 90% of the outstanding securities of the Company;

(iii)        a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv)        a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

(k)        “Designated Affiliate” means any Affiliate selected by the Board as eligible to participate in the Non-423 Component.

(l)        “Designated Company” means a Designated Affiliate or Designated Related Corporation.

(m)        “Designated Related Corporation” means any Related Corporation selected by the Board as eligible to participate in the 423 Component. A Related Corporation incorporated in the United States is deemed selected by the Board as eligible to participate in the 423 Component, unless expressly otherwise provided by the Board.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    C-7

Appendix C

(n)        “Director” means a member of the Board.

(o)        “Eligible Employee” means an Employee who meets the requirements set forth in the Offering for eligibility to participate in the Offering, provided that such Employee also meets the requirements for eligibility to participate set forth in the Plan.

(p)        “Employee” means any person, including Officers and Directors, who is treated as an employee in the records of the Company, a Related Corporation or an Affiliate. However, service solely as a Director, or payment of a fee for such services, shall not cause a Director to be considered an “Employee” for purposes of the Plan. Consultants and independent contractors are not “Employees” for purposes of the Plan.

(q)        “Employee Stock Purchase Plan” means a plan that grants Purchase Rights intended to be options issued under an “employee stock purchase plan,” as that term is defined in Section 423(b) of the Code.

(r)        “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(s)        “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)        If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in such source as the Board deems reliable. Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value shall be the closing selling price (or closing bid if no sales were reported) on the last preceding date for which such quotation exists.

(ii)        In the absence of such markets for the Common Stock, the Fair Market Value shall be determined by the Board in good faith and in a manner that complies with Sections 409A of the Code.

(t)        “Non-423 Component” means an employee stock purchase plan which is not intended to meet the requirements set forth in Code Section 423 and the regulations thereunder.

(u)        “Offering” means the grant of Purchase Rights to purchase shares of Common Stock under the Plan to Eligible Employees.

(v)        “Offering Date” means a date selected by the Board for an Offering to commence.

(w)        “Officer” means a person who is an officer of the Company, an Affiliate or a Related Corporation within the meaning of Section 16 of the Exchange Act.

(x)        “Participant” means an Eligible Employee who holds an outstanding Purchase Right granted pursuant to the Plan.

(y)        “Plan” means this NetScout Systems, Inc. Amended and Restated 2011 Employee Stock Purchase Plan, including both the 423 and Non-423 Components, as amended from time to time.

(z)        “Purchase Date” means one or more dates during an Offering established by the Board on which Purchase Rights shall be exercised and as of which purchases of shares of Common Stock shall be carried out in accordance with such Offering.

(aa)        “Purchase Period” means a period of time specified within an Offering beginning on the Offering Date or on the next day following a Purchase Date within an Offering and ending on a Purchase Date. An Offering may consist of one or more Purchase Periods.

(bb)        “Purchase Right” means an option to purchase shares of Common Stock granted pursuant to the Plan.

(cc)        “Related Corporation” means any “parent corporation” or “subsidiary corporation” of the Company whether now or subsequently established, as those terms are defined in Sections 424(e) and (f), respectively, of the Code.

(dd)        “Securities Act” means the U.S. Securities Act of 1933, as amended.

(ee)        “Trading Day” means any day on which the exchange(s) or market(s) on which shares of Common Stock are listed, including the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market, is open for trading.

NetScout Systems, Inc.    |    2022 Proxy Statement    |    C-8

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card.
Votes submitted electronically must be received by August 23, 2022 at 11:59 p.m., ET
Online Go to www.envisionreports.com/NTCT or scan the QR code – login details are located in the shaded bar below.
Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/NTCT

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A	Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 - 5 set forth below.

1.	Election of Directors:
	To elect three class II directors nominated by our Board of Directors, each to serve for a three-year term or until their successors are duly elected and qualified.	+

	For	Withhold		For	Withhold		For	Withhold
01 - Anil K. Sinhal	☐	☐	02 - Robert E. Donahue	☐	☐	03 - John R. Egan	☐	☐

		For	Against	Abstain			For	Against	Abstain

2.	To approve the NetScout Systems, Inc. 2019 Equity Incentive Plan as amended.	☐	☐	☐	3.	To approve the NetScout Systems, Inc. 2011 Employee Stock Purchase Plan as amended.	☐	☐	☐

4.	To approve, on an advisory basis, the compensation of NetScout’s named executive officers.	☐	☐	☐	5.	To ratify the appointment of PricewaterhouseCoopers LLP as NetScout’s independent registered public accounting firm for the fiscal year ended March 31, 2023	☐	☐	☐

Note:	Your proxy holder will also vote on any other business properly brought before the Annual Meeting.

B	Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /

⬛	+

03NXKB

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NetScout Systems, Inc.	+

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – August 24, 2022

Anil K. Singhal and Jean Bua, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of NetScout Systems, Inc. to be held on August 24, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees to the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C	Non-Voting Items

Change of Address – Please print new address below.	Comments – Please print your comments below.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.

2022 Annual Meeting Proxy Card

▼  IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.  ▼

A	Proposals —The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5 set forth below.

1.	Election of Directors: To elect three class II directors nominated by our Board of Directors, each to serve for a three-year term or until their successors are duly elected and qualified.

		For	Withhold		For	Withhold		For	Withhold
	01 - Anil K. Singhal	☐	☐	02 - Robert E. Donahue	☐	☐	3 - John R. Egan	☐	☐

		For	Against	Abstain			For	Against	Abstain
2.	To approve the NetScout Systems, Inc. 2019 Equity Incentive Plan as amended.	☐	☐	☐	3.	To approve the NetScout Systems, Inc. 2011 Employee Stock Purchase Plan as amended.	☐	☐	☐

4.	To approve, on an advisory basis, the compensation of NetScout’s named executive officers.	☐	☐	☐	5.	To ratify the appointment of PricewaterhouseCoopers LLP as NetScout’s independent registered public accounting firm for the fiscal year ended March 31, 2023	☐	☐	☐

Note: Your proxy holder will also vote on any other business properly brought before the Annual Meeting.

B	Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

NetScout Systems, Inc.

Notice of 2022 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting – August 24, 2022

Anil K. Singhal and Jean Bua, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of NetScout Systems, Inc. to be held on August 24, 2022 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the nominees to the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)